As filed with the Securities and Exchange Commission on June 11, 2018

Registration Statement Nos. 333-

333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

UBS AG (Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	98-0186363 (I.R.S. Employer Identification No.)

Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, +41-44-234 11 11 and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, +41-61-288 20 20
(Address and telephone number of Registrant’s principal executive offices)

UBS Switzerland AG (Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. Employer Identification No.)

Bahnhofstrasse 45, CH-8001 Zurich, Switzerland +41-44-234 11 11 (Address and telephone number of Registrant’s principal executive offices)

David Kelly, Esq.

600 Washington Boulevard • Stamford, Connecticut 06901 • Telephone: 203-719-3000

(Name, address and telephone number of agent for service)

Copies to:

Rebecca J. Simmons, Esq.

Catherine M. Clarkin, Esq.

Sullivan & Cromwell LLP

125 Broad Street • New York, NY 10004-2498 • 212-558-4000

Approximate date of commencement of proposed sale of the securities to the public:  From time to time after this Registration Statement becomes effective.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.    ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended 38 transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.    ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered/Proposed Maximum Offering Price per Unit/Proposed Maximum Offering Price	Amount of Registration Fee
Debt Securities of UBS AG	(1)(2)(3)	—
Warrants of UBS AG	(1)(2)(3)	—
Debt Securities of UBS AG and UBS Switzerland AG	(1)(2)(3)(4)	—
Warrants of UBS AG and UBS Switzerland AG	(1)(2)(3)(4)	—
Total	$100,000,000(1)(2)(3)(4)	$12,450(5)

(1)	The amount to be registered, proposed maximum aggregate price per unit and proposed maximum aggregate offering price for each class of security will be determined from time to time by the registrants in connection with the issuance by the registrants of the securities hereunder and is not specified as to each class of security pursuant to General Instruction II.C. of Form F-3 under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 457(o) under the Securities Act. The amount also includes such indeterminate principal amount, liquidation amount or number of identified classes of securities as may be issued upon conversion, exchange or exercise of other securities.

(2)	Pursuant to Rule 415(a)(6) under the Securities Act, this registration statement (“Registration Statement”) will include an amount of unsold securities that were previously registered on the registration statement on Form F-3 (File No. 333-204908) filed on June 12, 2015, as amended by Post-Effective Amendment No. 1 filed on March 17, 2016, Post-Effective Amendment No. 2 filed on March 21, 2016 and Post-Effective Amendment No. 3 filed on December 11, 2017 (the “Prior Registration Statement”), for which the registrants paid a registration fee. In accordance with Rule 415(a)(6) under the Securities Act, all of the unused amount of such registration fee, at the time of effectiveness of this registration statement, will be applied to pay the registration fee payable with respect to the securities under this registration statement. In accordance with Securities and Exchange Commission rules, the registrants may continue to use the Prior Registration Statement to offer and sell any unsold securities until this Registration Statement is declared effective. At such time as the registrants request effectiveness of this Registration Statement, the registrants will identify in a pre-effective amendment to this Registration Statement any unsold securities from the Prior Registration Statement to be included in this Registration Statement pursuant to Rule 415(a)(6) and the amount of any new securities to be registered. Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

(3)	This Registration Statement also includes an indeterminate amount of securities of the classes specified above that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by UBS AG and its affiliates, including an indeterminate amount of securities as may be issued upon conversion, exchange or exercise of other securities. These securities consist of an indeterminate amount of such registered securities that will initially be offered and sold under this Registration Statement and an indeterminate amount of such securities that were initially registered, and initially offered and sold, under registration statements previously filed by UBS AG, UBS Switzerland AG, or their respective affiliates. All such market-making reoffers and resales of these securities that are made pursuant to a registration statement after the effectiveness of this Registration Statement are being made solely pursuant to this Registration Statement.

(4)	Effective on June 14, 2015, the date of the transfer by UBS AG to UBS Switzerland AG of UBS AG’s Retail & Corporate and Wealth Management business booked in UBS AG’s booking center in Switzerland, as described herein (the “Transfer Date”), UBS Switzerland AG became a co-obligor of the debt securities and warrants previously issued by UBS AG, which securities were initially registered, and were initially offered and sold, under registration statements previously filed by UBS AG. The debt securities and warrants of UBS AG that include the UBS Switzerland AG co-obligation are being registered on this Registration Statement solely for market-making reoffers and resales.

(5)	Calculated pursuant to Rule 457(o) under the Securities Act.

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT UNTIL THE REGISTRANTS SHALL FILE AN AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Explanatory Note

This registration statement contains two prospectuses relating to the following:

•	the initial offering (on a delayed or continuous basis) of debt securities and warrants of UBS AG at an indeterminate aggregate initial offering price;

•	market-making transactions that may occur on a delayed or continuous basis in debt securities and warrants of UBS AG for which, effective as of the Transfer Date, UBS Switzerland AG became a co-obligor. These securities were initially registered under registration statements previously filed by the registrants and were initially offered and sold prior to the date of the applicable prospectus (but are now registered hereunder with respect to ongoing market-making transactions).

When a prospectus is delivered to an investor in the initial offering described above, the investor will be informed of that fact in the confirmation of sale. When a prospectus is delivered to an investor who is not so informed, it is delivered in a market-making transaction.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 11, 2018

PRELIMINARY PROSPECTUS

$

UBS AG

DEBT SECURITIES AND

WARRANTS

UBS AG from time to time may offer to sell debt securities and warrants.

UBS AG may offer and sell these securities to or through one or more underwriters, dealers and agents, including the firms named below, or directly to purchasers, on a delayed or continuous basis.

This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in the applicable prospectus supplement.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction.

UBS AG may use this prospectus in the initial sale of the securities. In addition, UBS AG, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS AG may use this prospectus in market-making transactions involving the securities or similar securities after their initial sale. Unless UBS AG or its agent informs the purchaser otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

UBS Investment Bank	UBS Financial Services Inc.

The date of this Prospectus is                 , 2018

CERTAIN TERMS

In this prospectus:

•	when we refer to “UBS AG” or “us,” we mean UBS AG on a parent only basis.

•	when we refer to “UBS AG consolidated,” we mean UBS AG and its consolidated subsidiaries.

•	when we refer to “UBS” or “Group,” we mean UBS Group AG and its consolidated subsidiaries. Certain disclosures contained herein are presented for UBS Group AG and its consolidated subsidiaries. The information presented does not differ materially from UBS AG and its consolidated subsidiaries.

•	when we refer to “USD,” we mean United States dollars.

•	when we refer to “CHF,” we mean Swiss francs.

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Introduction

The Securities We Are Offering

We may offer debt securities and warrants from time to time. When we use the term “securities” in this prospectus, we mean any of the securities we may offer with this prospectus, unless we say otherwise. This prospectus, including the following summary, describes the general terms that may apply to the securities; the specific terms of any particular securities that we may offer will be described in a separate supplement to this prospectus. If there are differences between this prospectus and your prospectus supplement, your prospectus supplement will control.

Debt Securities

For any particular debt securities we offer, the applicable prospectus supplement will describe the specific designation, the aggregate principal or face amount and the purchase price; the stated maturity; the redemption terms, if any; the rate or manner of calculating the rate and payment dates for interest, if any; the amount, or manner of calculating the amount, payable at maturity and whether that amount may be paid by delivering cash, securities or other property; the terms on which the debt securities may be convertible into or exercisable or exchangeable for common stock or other securities of issuers other than UBS AG, if any; whether the obligations of UBS AG under the debt securities are secured by any form of collateral or credit support and, if so, its nature and terms; and any other specific terms.

The debt securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction. We will issue the debt securities under a debt indenture between us and U.S. Bank Trust National Association, as trustee.

Warrants

We may offer two types of warrants:

•	warrants to purchase our debt securities; and

•	warrants to purchase or sell, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any particular warrants we offer, the applicable prospectus supplement will describe the underlying property; the expiration date; the exercise price or the manner of determining the exercise price; the amount and kind, or the manner of determining the amount and kind, of property to be delivered by you or us upon exercise; and any other specific terms. We may issue the warrants under a warrant indenture between us and U.S. Bank Trust National Association, or under warrant agreements between us and one or more other warrant agents that will be named in the applicable prospectus supplement.

Form of Securities

We will issue the securities in book-entry form through one or more depositaries, such as The Depository Trust Company, Euroclear or Clearstream, named in the applicable prospectus supplement. Each sale of a security in

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book-entry form will settle in immediately available funds through the depositary, unless otherwise stated. In most cases, we will issue the securities only in registered form, without coupons, although we may issue the securities in bearer form if so specified in the applicable prospectus supplement.

Payment Currencies

Amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless the applicable prospectus supplement says otherwise.

If any securities are to be listed or quoted on a securities exchange or quotation system, the applicable prospectus supplement will say so.

Use of Proceeds

We intend to use the net proceeds from the sales of securities to provide additional funds for our operations and for other general corporate purposes outside of Switzerland.

Plan of Distribution

The securities will be offered in connection with their initial issuance or in market-making transactions by us or our affiliates after initial issuance. Those offered in market-making transactions may be securities that we will not issue until after the date of this prospectus as well as securities that we have previously issued.

When we issue new securities, we may offer them for sale to or through underwriters, dealers and agents, including our affiliates, or directly to purchasers. The applicable prospectus supplement will include any required information about the firms we use and the discounts or commissions we may pay them for their services.

Our affiliates that we refer to above may include, among others, UBS Securities LLC and UBS Financial Services Inc.

Branches

We expect the securities will be booked through our Jersey branch, our London branch, or such other branch as is specified in the applicable prospectus supplement.

Conflicts of Interest

Each of UBS Securities LLC and UBS Financial Services Inc. is an affiliate of UBS and, as such, has a “conflict of interest” in any offering of the securities within the meaning of Rule 5121 of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Consequently, any offering of the securities will be conducted in compliance with the provisions of Rule 5121. Neither UBS Securities LLC nor UBS Financial Services Inc. will be permitted to sell securities in any offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

Risk Factors Relating to UBS and Other Considerations Relating to the Securities

The securities are not bank deposits: An investment in the securities carries risks which are very different from the risk profile of a bank deposit placed with UBS or its affiliates. The securities have different yield and/or return, liquidity and risk profiles and would not benefit from any protection provided to deposits.

For a discussion of important business and financial risks relating to UBS, please see “Risk Factors” in Part I, Item 3D of our Annual Report on Form 20-F for the fiscal year ended December 31, 2017, which is incorporated in this prospectus by reference (and in any of our annual or quarterly reports for a subsequent fiscal period that are so incorporated).

There are a number of considerations that you should take into account prior to investing in the securities. Please read “Considerations Relating to Indexed Securities” and “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” for more information.

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Cautionary Note Regarding Forward-Looking Statements

This prospectus and the documents incorporated by reference herein contain statements that constitute “forward-looking statements,” including but not limited to management’s outlook for UBS’s financial performance and statements relating to the anticipated effect of transactions and strategic initiatives on UBS’s business and future development. While these forward-looking statements represent UBS’s judgments and expectations concerning the matters described, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from UBS’s expectations. These factors include, but are not limited to: (1) the degree to which UBS is successful in the ongoing execution of its strategic plans, including its cost reduction and efficiency initiatives and its ability to manage its levels of risk-weighted assets (RWA), including to counteract regulatory-driven increases, leverage ratio denominator, liquidity coverage ratio and other financial resources, and the degree to which UBS is successful in implementing changes to its wealth management businesses to meet changing market, regulatory and other conditions; (2) continuing low or negative interest rate environment, developments in the macroeconomic climate and in the markets in which UBS operates or to which it is exposed, including movements in securities prices or liquidity, credit spreads, and currency exchange rates, and the effects of economic conditions, market developments, and geopolitical tensions on the financial position or creditworthiness of UBS’s clients and counterparties as well as on client sentiment and levels of activity; (3) changes in the availability of capital and funding, including any changes in UBS’s credit spreads and ratings, as well as availability and cost of funding to meet requirements for debt eligible for total loss-absorbing capacity (TLAC); (4) changes in or the implementation of financial legislation and regulation in Switzerland, the U.S., the UK and other financial centers that may impose, or result in, more stringent or entity-specific capital, TLAC, leverage ratio, liquidity and funding requirements, incremental tax requirements, additional levies, limitations on permitted activities, constraints on remuneration, constraints on transfers of capital and liquidity and sharing of operational costs across the Group or other measures, and the effect these would have on UBS’s business activities; (5) the degree to which UBS is successful in implementing further changes to its legal structure to improve its resolvability and meet related regulatory requirements, including changes in legal structure and reporting required to implement US enhanced prudential standards, and the potential need to make further changes to the legal structure or booking model of the Group in response to legal and regulatory requirements, to proposals in Switzerland and other jurisdictions for mandatory structural reform of banks or systemically important institutions or to other external developments, and the extent to which such changes will have the intended effects; (6) uncertainty as to the extent to which the Swiss Financial Market Supervisory Authority (FINMA) will confirm limited reductions of gone concern requirements due to measures to reduce resolvability risk; (7) the uncertainty arising from the timing and nature of the UK exit from the EU and the potential need to make changes in UBS’s legal structure and operations as a result of it; (8) changes in UBS’s competitive position, including whether differences in regulatory capital and other requirements among the major financial centers will adversely affect UBS’s ability to compete in certain lines of business; (9) changes in the standards of conduct applicable to UBS’s businesses that may result from new regulation or new enforcement of existing standards, including recently enacted and proposed measures to impose new and enhanced duties when interacting with customers and in the execution and handling of customer transactions; (10) the liability to which UBS may be exposed, or possible constraints or sanctions that regulatory authorities might impose on UBS, due to litigation, contractual claims and regulatory investigations, including the potential for disqualification from certain businesses or loss of licenses or privileges as a result of regulatory or other governmental sanctions, as well as the effect that litigation, regulatory and similar matters have on the operational risk component of our RWA; (11) the effects on UBS’s cross-border banking business of tax or regulatory developments and of possible changes in UBS’s policies and practices relating to this business; (12) UBS’s ability to retain and attract the employees necessary to generate revenues and to manage, support and control its businesses, which may be affected by competitive factors including differences in compensation practices; (13) changes in accounting or tax standards or policies, and determinations or interpretations affecting the recognition of gain or loss, the valuation of goodwill, the recognition of deferred tax assets and other matters; (14) UBS’s ability to implement new technologies and business methods, including digital services and technologies and ability to successfully compete with both existing and new financial service providers, some of which may not be regulated to the same extent; (15) limitations on the effectiveness of UBS’s internal processes for risk management, risk control, measurement and modeling, and of financial models generally; (16) the occurrence of operational failures, such as fraud, misconduct, unauthorized trading, financial crime, cyber-attacks, and systems failures; (17) restrictions on the ability of UBS AG to make payments or distributions, including due to restrictions on the ability of its subsidiaries to make loans or distributions, directly or indirectly, or, in the case of financial difficulties, due to the exercise by FINMA or the regulators of UBS’s operations in other countries of their broad statutory powers in relation to protective measures, restructuring and liquidation proceedings; (18) the degree to which changes in regulation, capital or legal structure, financial results or other factors, may affect UBS’s ability to maintain its stated capital return objective; and (19) the effect that these or other factors or unanticipated events may have on our reputation and the additional consequences that this may have on our business and performance. The sequence in which the factors above are presented is not indicative of their likelihood of occurrence or the potential magnitude of their consequences. Our business and financial performance could be affected by other factors identified in our past and future filings and reports, including those filed with the SEC. More detailed information about these factors is set forth in documents furnished by UBS and filings made by UBS with the SEC, including UBS’s Annual Report on Form 20-F for the year ended December 31, 2017. UBS is not under any obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

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Incorporation of Information About UBS AG

The SEC allows us to “incorporate by reference” into this prospectus the information that we file with them, which means that:

•	The incorporated documents are considered part of this prospectus.

•	We can disclose important information to you by referring you to those documents.

•	Information that we file with the SEC from time to time will automatically be considered to update and supersede the information in this prospectus.

We incorporate by reference in this prospectus:

•	UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2017, which UBS AG filed with the SEC on March 9, 2018 (“Annual Report 2017”); and

•	UBS AG’s Reports of Foreign Issuer on Form 6-K, which UBS AG filed with the SEC on March 9, 2018 (only first three reports filed on such date), March 26, 2018, April 3, 2018 (two reports), April 23, 2018 (only first report filed on such date), April 27, 2018 (two reports) and May 3, 2018.

All subsequent reports that we file on Form 20-F under the Securities Exchange Act of 1934 prior to the termination of this offering will also be deemed to be incorporated by reference into this prospectus. We may also incorporate any other Form 6-K that we submit to the SEC on or after the date of this prospectus and prior to the termination of this offering if the Form 6-K filing specifically states that it is incorporated by reference into the registration statement of which this prospectus forms a part.

Any statement in this prospectus contained in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement in this prospectus or in any later filed document modifies or supersedes that statement. Any statement that is modified or superseded in this manner will no longer be a part of this prospectus, except as modified or superseded.

You (including any beneficial owner) may request a copy, at no cost, of any or all of the documents that are incorporated by reference into this prospectus, excluding exhibits (other than those that we specifically incorporate by reference into the documents that you request) by contacting us, orally or in writing, at the following address:

UBS AG

Investor Relations

Bahnhofstrasse 45

P.O. Box

CH-8098 Zurich

Switzerland

Phone:  +41-44-234 41 00

Fax:  +41-44-234 34 15

E-mail:  SH-investorrelations@ubs.com

Internet:  www.ubs.com/investor-relations

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Where You Can Find More Information

UBS AG files periodic reports and other information with the SEC. You may read and copy any document that UBS AG files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The SEC also maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information about issuers like UBS AG that file electronically with the SEC.

We have filed a registration statement under the Securities Act of 1933 on Form F-3 with the SEC covering the securities. For further information about the securities and UBS, you should review our registration statement, its exhibits and the documents incorporated by reference into this prospectus. This prospectus summarizes material provisions of the contracts and other documents that we refer you to. Since this prospectus may not contain all the information that you may find important, you should review the full text of these documents. We have included copies of these documents as exhibits to our registration statement.

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Presentation of Financial Information

The UBS AG consolidated financial statements, which are incorporated by reference into this prospectus, have been prepared in accordance with International Financial Reporting Standards and are denominated in Swiss francs, or “CHF,” the legal tender of Switzerland.

The tables below set forth, for the periods and dates indicated, information concerning the noon buying rate for the Swiss franc, expressed in United States dollars or “USD,” per one Swiss franc. The “noon buying rate” is the rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York. On May 31, 2018, the noon buying rate was 1.0158 USD per 1 CHF.

	(USD per 1 CHF)
Year ended December 31,	High	Low	Average rate(1)	At period end
2013	1.1292	1.0190	1.0826	1.1231
2014	1.1478	1.0066	1.0893	1.0066
2015	1.1781	0.9704	1.0368	0.9983
2016	1.0487	0.9677	1.0128	0.9843
2017	1.0575	0.9741	1.0205	1.0269
Three months ended March 31, 2018	1.0832	1.0171	1.0607	1.0491

Month	High	Low
January 2018	1.0728	1.0171
February 2018	1.0832	1.0595
March 2018	1.0663	1.0460
April 2018	1.0462	1.0090
May 2018	1.0158	0.9958

(1)	The average of the noon buying rates on the last business day of each full month during the relevant period.

Limitations on Enforcement of U.S. Laws Against UBS AG, Its Management and Others

UBS AG is a Swiss bank. Many of its directors and executive officers, including the majority of the persons who signed the registration statement of which this prospectus is a part, and certain experts named in this prospectus, are resident outside the United States, and all or a substantial portion of our assets and the assets of those persons are located outside the United States. As a result, it may be difficult for you to serve legal process on UBS AG or its management or have any of them appear in a U.S. court. We have been advised by UBS AG internal counsel that there is doubt as to the enforceability in Switzerland, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities based solely on the federal securities laws of the United States.

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UBS

OVERVIEW

UBS provides financial advice and solutions to private, institutional and corporate clients worldwide, as well as private clients in Switzerland. The operational structure of the Group is comprised of the Corporate Center and the business divisions: Global Wealth Management, Personal & Corporate Banking, Asset Management and the Investment Bank. UBS’s strategy is centered on its leading global wealth management business and its premier universal bank in Switzerland, which are enhanced by Asset Management and the Investment Bank. UBS focuses on businesses that, in its opinion, have a strong competitive position in their targeted markets, are capital efficient, and have an attractive long-term structural growth or profitability outlook.

On March 31, 2018, the UBS AG consolidated common equity tier 1 capital ratio1 was 13.2%, invested assets stood at CHF 3,155 billion and equity attributable to UBS AG shareholders was CHF 50,788 million. On the same date, UBS AG consolidated employed 46,433 people2.

For further information about UBS, including more detailed descriptions of the Business Groups and Corporate Center, see “Where You Can Find More Information.”

BUSINESS OVERVIEW

UBS operates as a group with the business divisions (Global Wealth Management, Personal & Corporate Banking, Asset Management and the Investment Bank) and a Corporate Center. Each of the business divisions and the Corporate Center are described below. A description of the Group’s strategy can be found under “Our strategy” in the “Operating environment and strategy” section of the Annual Report 2017. A description of the businesses, strategies, clients, organizational structures, products and services of the business divisions and the Corporate Center can also be found in the “Operating environment and strategy” section of the Annual Report 2017.

Global Wealth Management

On February 1, 2018, Wealth Management and Wealth Management Americas were combined into the unified business division Global Wealth Management. Global Wealth Management provides comprehensive advice and tailored financial services to wealthy private clients around the world. Its clients benefit from the full spectrum of resources that UBS as a global firm can offer, including investment management, wealth planning, banking and lending and corporate finance advice. Global Wealth Management’s model gives clients access to a wide range of products from the world’s leading third-party institutions that complement its own products.

Personal & Corporate Banking

Personal & Corporate Banking provides comprehensive financial products and services to private, corporate and institutional clients in Switzerland and is among the leading players in the private and corporate loan market in Switzerland, with a well-collateralized and conservatively managed lending portfolio. Its business is central to UBS’s universal bank delivery model in Switzerland. Personal & Corporate Banking works with the wealth management, investment bank and asset management businesses to ensure that clients receive the best products and solutions for their specific financial needs. Personal & Corporate Banking is also an important source of growth for other business divisions in Switzerland through client referrals. In addition, Personal & Corporate Banking manages a substantial part of UBS’s Swiss infrastructure and banking products platform, both of which are leveraged across the Group.

[1]	All figures based on the Swiss systemically relevant bank framework as of January 1, 2020. Refer to the “Capital Management” section of the Annual Report 2017, and the other UBS reports incorporated herein, for more information.
[2]	Full-time equivalents.

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UBS

Asset Management

Asset Management provides investment management products and services, platform solutions and advisory support to institutions, wholesale intermediaries and wealth management clients around the world, with an onshore presence in 23 countries. Asset Management’s global investment capabilities include all major traditional and alternative asset classes.

Investment Bank

The Investment Bank is present in over 35 countries, with principal offices in all major financial centers, providing investment advice, financial solutions and capital markets access. It serves corporate, institutional and wealth management clients across the globe and partners with UBS’s wealth management, personal and corporate banking and asset management businesses. The business division is organized into Corporate Client Solutions and Investor Client Services, which also includes UBS Securities Research.

Corporate Center

Corporate Center is comprised of Services, Group Asset and Liability Management (“Group ALM”) and Non-core and Legacy Portfolio. Services consists of the Group Chief Operating Officer area (Group Corporate Services, Group Human Resources, Group Operations, Group Sourcing and Group Technology), Group Finance (excluding Group ALM), Group Legal, Group Risk Control, Group Communications and Branding, Group Regulatory and Governance, and UBS and Society. Group ALM manages the structural risks of UBS’s balance sheet, including interest rate risk in the banking book, currency risk and collateral risk, as well as the risks associated with the Group’s liquidity and funding portfolios. Group ALM also seeks to optimize the Group’s financial performance by matching assets and liabilities within the context of the Group’s liquidity, funding and capital targets and constraints. Group ALM serves all business divisions and other Corporate Center units through three main risk management areas, and its risk management is fully integrated into the Group’s risk governance framework. Non-core and Legacy Portfolio managers legacy positions from businesses exited by the Investment Bank, and is overseen by a committee chaired by the Group Chief Risk Officer.

CORPORATE INFORMATION

The legal and commercial name of the company is UBS AG. The company was incorporated under the name SBC AG on February 28, 1978, for an unlimited duration and entered in the Commercial Register of Canton Basel-City on that day. On December 8, 1997, the company changed its name to UBS AG. The company in its present form was created on June 29, 1998, by the merger of Union Bank of Switzerland (founded 1862) and Swiss Bank Corporation (founded 1872). UBS AG is entered in the Commercial Registers of Canton Zurich and Canton Basel-City. The registration number is CHE-101.329.561.

UBS AG is incorporated and domiciled in Switzerland and operates under art. 620ff. of the Swiss Code of Obligations as an Aktiengesellschaft, a corporation limited by shares.

According to article 2 of the articles of association of UBS AG dated April 26, 2018 (“Articles of Association”), the purpose of UBS AG is the operation of a bank. Its scope of operations extends to all types of banking, financial, advisory, trading and service activities in Switzerland and abroad. UBS AG may establish branches and representative offices as well as banks, finance companies and other enterprises of any kind in Switzerland and abroad, hold equity interests in these companies, and conduct their management. UBS AG is authorized to acquire, mortgage and sell real estate and building rights in Switzerland and abroad. UBS AG may borrow and invest money on the capital markets. UBS AG is part of the group of companies controlled by the group parent company UBS Group AG. It may promote the interests of the group parent company or other group companies. It may provide loans, guarantees and other kinds of financing and security for group companies.

The addresses and telephone numbers of UBS AG’s two registered offices and principal places of business are: Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, telephone +41 44 234 1111; and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, telephone +41 61 288 5050.

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UBS

MEASURES TO MODIFY LEGAL STRUCTURE

Since 2014, UBS has undertaken a series of measures to improve the resolvability of the Group in response to too big to fail requirements in Switzerland and recovery and resolution regulation in other countries in which the Group operates.

In December 2014, UBS Group AG became the holding company of the UBS Group.

In June 2015, UBS AG transferred its Personal & Corporate Banking and Wealth Management businesses booked in Switzerland to UBS Switzerland AG, a banking subsidiary of UBS AG in Switzerland and we implemented a more self-sufficient business and operating model for UBS Limited, our investment banking subsidiary in the U.K. Also in 2015, we established UBS Business Solutions AG as a direct subsidiary of UBS Group AG to act as the Group service company and transferred the ownership of the majority of our existing service subsidiaries outside the U.S. to UBS Business Solutions AG. As of January 1, 2017, UBS completed the transfer of the shared service employees in the U.S. to the U.S. service company, UBS Business Solutions US LLC, a subsidiary of UBS AG. In the second quarter of 2017, UBS transferred shared services functions in Switzerland from UBS AG to UBS Business Solutions AG. UBS expects to complete the transfer of shared services function in the U.K. in the fourth quarter of 2017.

As of July 1, 2016, UBS Americas Holding LLC was designated as intermediate holding company for UBS’s U.S. subsidiaries as required under the enhanced prudential standards regulations pursuant to the Dodd-Frank Act. UBS Americas Holding LLC holds all of UBS’s U.S. subsidiaries and is subject to U.S. capital requirements, governance requirements and other prudential regulation.

In addition, UBS transferred the majority of the operating subsidiaries of Asset Management to UBS Asset Management AG during 2016. Furthermore, UBS merged its Wealth Management subsidiaries in Italy, Luxembourg (including its branches in Austria, Denmark and Sweden), the Netherlands and Spain into UBS Europe SE, to establish UBS’s new European legal entity which is headquartered in Frankfurt, Germany.

UBS established UBS Group Funding (Switzerland) AG in 2016 as a wholly owned direct subsidiary of UBS Group AG to issue loss-absorbing additional tier 1 (AT1) capital instruments and total loss-absorbing capacity (TLAC)-eligible senior unsecured debt, which are guaranteed by UBS Group AG. In the first half of 2017, UBS transferred then outstanding TLAC-eligible senior unsecured debt to UBS Group Funding (Switzerland) AG as the issuer.

UBS continues to consider further changes to the Group’s legal structure in response to regulatory requirements and other external developments, including the anticipated exit of the United Kingdom from the European Union. Such changes may include further consolidation of operating subsidiaries in the EU and adjustments to the booking entity or location of products and services.

For more information, refer to the “Our evolution” section of the Annual Report 2017, which is incorporated by reference into this prospectus, and to discussions of further updates contained in any subsequent report UBS files with or submits to the SEC on or after the date of this prospectus and prior to the termination of this offering that are incorporated by reference into this prospectus or the registration statement of which this prospectus forms a part, as described above under “Incorporation of Information About UBS AG”.

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Swiss Regulatory Powers

If UBS AG experiences financial difficulties, FINMA has the power to open restructuring or liquidation proceedings in respect of, and/or impose protective measures in relation to, UBS AG, which proceedings or measures may have a material adverse effect on the terms and market value of the debt securities and the warrants and/or the ability of UBS AG to make payments thereunder.

Pursuant to the Swiss Banking Act, FINMA has broad statutory powers to take measures and actions in relation to UBS AG if (i) it concludes that there is justified concern that UBS AG is over-indebted or has serious liquidity problems or (ii) UBS AG fails to fulfil the applicable capital adequacy requirements (whether on a standalone or consolidated basis) after expiry of a deadline set by FINMA. If one of these pre-requisites is met, FINMA is authorized to open restructuring proceedings or liquidation (bankruptcy) proceedings in respect of, and/or impose protective measures in relation to, UBS AG. The Swiss Banking Act grants significant discretion to FINMA in connection with the aforementioned proceedings and measures. In particular, a broad variety of protective measures may be imposed by FINMA, including a bank moratorium or a maturity postponement, which measures may be ordered by FINMA either on a stand-alone basis or in connection with restructuring or liquidation proceedings.

The resolution regime of the Swiss Banking Act is further detailed in the FINMA Banking Insolvency Ordinance (“BIO-FINMA”). In a restructuring proceeding, FINMA, as resolution authority, is competent to approve the resolution plan. The resolution plan may, among other things, provide for (a) the transfer of all or a portion of UBS AG’s assets, debts, other liabilities and contracts (which may or may not include the contractual relationship between UBS AG and the holders) to another entity, (b) a stay (for a maximum of two business days) on the termination of contracts to which UBS AG is a party, and/or the exercise of (w) rights to terminate, (x) netting rights, (y) rights to enforce or dispose of collateral or (z) rights to transfer claims, liabilities or collateral under contracts to which UBS AG is a party, (c) the conversion of UBS AG’s debt and/or other obligations, including its obligations under the debt securities and the warrants, into equity (a “debt-to-equity” swap), and/or (d) the partial or full write-down of obligations owed by UBS AG (a “write-down”), including its obligations under the debt securities and the warrants. The BIO-FINMA provides that a debt-to-equity swap and/or a write-down of debt and other obligations (including the debt securities and the warrants) may only take place after (i) all debt instruments issued by UBS AG qualifying as additional tier 1 capital or tier 2 capital have been converted into equity or written-down, as applicable, and (ii) the existing equity of UBS AG has been fully cancelled. While the BIO-FINMA does not expressly address the order in which a write-down should occur, it states that debt-to-equity swaps should occur in the following order: first, all subordinated claims not qualifying as regulatory capital, second, all other claims not excluded by law from a debt-to-equity swap (other than deposits), and third, deposits (in excess of the amount privileged by law). However, given the broad discretion granted to FINMA as the resolution authority, any resolution plan in respect of UBS AG could provide that the claims under or in connection with the debt securities and the warrants will be partially or fully converted into equity or written-off, while preserving other obligations of UBS AG that rank pari passu with, or even junior to, UBS AG’s obligations under the debt securities and the warrants. Consequently, holders may lose all or some of their investment in such debt securities and warrants. In case of a restructuring of a systemically important bank (such as UBS AG), the creditors whose claims are affected by the resolution plan will not have a right to vote on, opt out of, or dismiss the resolution plan. In addition, if a resolution plan has been approved by FINMA, the rights of a creditor to seek judicial review of the resolution plan (e.g., on the grounds that the plan would unduly prejudice the holders’ rights or otherwise be in violation of the Swiss Banking Act) are very limited. In particular, a court may not suspend the approval of the resolution plan. In addition, if an objection of a creditor to the resolution plan is approved, the court can only award monetary compensation and cannot invalidate or override the resolution plan and there is currently no guidance as to on what basis such compensation would be calculated and how it would be funded.

As of the date of this prospectus, there is no clear guidance on what impact it would have on the rights of holders of the debt securities or warrants or the ability of UBS AG to make payments under the debt securities or warrants if one or several of the measures under the aforementioned insolvency regime were imposed in connection with a restructuring of UBS AG.

For a description of the regulation and supervision of UBS AG more generally, please see the Annual Report 2017 and the other documents incorporated by reference into this prospectus.

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Use of Proceeds

We intend to use the proceeds from the sale of the securities to provide additional funds for our operations and for general corporate purposes outside of Switzerland. We will receive the net proceeds from sales of the securities made in connection with their original issuance and in connection with any market-making resales that UBS AG itself undertakes. We do not expect to receive any proceeds from resales of the securities by UBS Securities LLC, UBS Financial Services Inc. or any of our other affiliates in market-making transactions. We expect our affiliates to retain the proceeds of their market-making resales and not to pay the proceeds to us.

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Description of Debt Securities We May Offer

Please note that in this section entitled “Description of Debt Securities We May Offer,” references to UBS, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. In particular, the debt securities are obligations solely of UBS AG, and not of any of its subsidiaries, including, without limitation, UBS Switzerland AG. Also, in this section, references to “holders” and “you” mean those who own debt securities registered in their own names on the books that we or the trustee maintain for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

The Debt Indenture

As required by U.S. federal law for publicly offered bonds and notes, the debt securities are governed by a document called an indenture. The debt indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee.

The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe below under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you interest payments and notices.

See “—Our Relationship with the Trustee” below for more information about the trustee.

We May Issue Many Series of Debt Securities Under the Debt Indenture

We may issue as many distinct series of debt securities under the debt indenture as we wish. This section summarizes terms of the debt securities that apply generally to all series. The provisions of the debt indenture allow us not only to issue debt securities with terms different from those of debt securities previously issued under the debt indenture, but also to “reopen” a previous issue of a series of debt securities and issue additional debt securities of that series. Most of the financial and other specific terms of your series, will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

We may issue debt securities separately or together with other debt securities or with our warrants.

As you read this section, please remember that the specific terms of your debt security as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are any differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your debt security.

When we refer to a series of debt securities, we mean a series issued under the debt indenture. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the debt security you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Unless we indicate otherwise in your prospectus supplement, the debt securities we issue to you will be part of the series of debt securities referred to as our “medium-term notes, Series B.” The Series B notes are a single distinct series under the debt indenture, and we may issue Series B notes in such amounts, at such times and on such terms as we wish. The Series B notes will differ from one another, and from any other series, in their terms, but all of the Series B notes together will constitute a single series for all purposes under the debt indenture pursuant to which they will be issued.

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Description of Debt Securities We May Offer

Amounts That We May Issue

The debt indenture does not limit the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. We have already issued Series B notes, many of which are currently outstanding. We intend to issue additional Series B notes, and may issue additional Series B notes at any time, without your consent and without notifying you. We may also issue debt securities and other securities at any time without your consent and without notifying you.

The debt indenture and the debt securities do not limit our ability to incur other indebtedness or to issue other securities. Also, we are not subject to financial or similar restrictions by the terms of the debt securities.

Principal Amount, Stated Maturity and Maturity

The principal amount of a debt security means the principal amount payable at its stated maturity, unless that amount is not determinable, in which case the principal amount of a debt security is its face amount.

The term “stated maturity” with respect to any debt security means the day on which the principal amount of your debt security is scheduled to become due. The principal may become due sooner, by reason of redemption or acceleration after a default or otherwise in accordance with the terms of the debt security. The day on which the principal actually becomes due, whether at the stated maturity or earlier, is called the “maturity” of the principal.

We also use the terms “stated maturity” and “maturity” to refer to the days when other payments become due. For example, we may refer to a regular interest payment date when an installment of interest is scheduled to become due as the “stated maturity” of that installment.

When we refer to the “stated maturity” or the “maturity” of a debt security without specifying a particular payment, we mean the stated maturity or maturity, as the case may be, of the principal.

This Section Is Only a Summary

The debt indenture and its associated documents, including your debt security, contain the full legal text governing the matters described in this section and your prospectus supplement. We have filed a copy of the debt indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy.

This section and your prospectus supplement summarize all the material terms of the debt indenture and your debt security. They do not, however, describe every aspect of the debt indenture and your debt security. For example, in this section and your prospectus supplement, we use terms that have been given special meaning in the debt indenture, but we describe the meaning of only the more important of those terms.

Governing Law

The debt indenture is, and the debt securities will be, governed by New York law.

Currency of Debt Securities

Amounts that become due and payable on your debt security in cash will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your debt security will be U.S. dollars, unless your prospectus supplement states otherwise. Some debt securities may have different specified currencies for principal and interest. You will have to pay for your debt securities by delivering the requisite amount of the specified currency to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your debt securities in the specified currency, except as described below in “—Payment Mechanics for Debt Securities.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in this kind of debt securities.

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Description of Debt Securities We May Offer

Types of Debt Securities

We may issue any of the three types of debt securities described below. A debt security may have elements of each of the three types of debt securities described below. For example, a debt security may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a debt security may provide for a payment of principal at maturity linked to an index and also bear interest at a fixed or floating rate.

Fixed Rate Debt Securities

A debt security of this type will bear interest at a fixed rate described in the applicable prospectus supplement. This type includes zero coupon debt securities, which bear no interest and are instead issued at a price lower than the principal amount. See “—Original Issue Discount Debt Securities” below for more information about zero coupon and other original issue discount debt securities.

Each fixed rate debt security, except any zero coupon debt security, will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a fixed rate debt security at the fixed yearly rate stated in the applicable prospectus supplement, until the principal is paid or made available for payment or the security has been converted or exchanged. Each payment of interest due on an interest payment date or the date of maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the date of maturity. We will compute interest on fixed rate debt securities on the basis of a 360-day year of twelve 30-day months. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Floating Rate Debt Securities

Interest Rate Formulas.    A debt security of this type will bear interest at rates that are determined by reference to an interest rate formula. In some cases, the rates may also be adjusted by adding or subtracting a spread or multiplying by a spread multiplier and may be subject to a minimum rate or a maximum rate. If your debt security is a floating rate debt security, the formula and any adjustments that apply to the interest rate will be specified in your prospectus supplement.

Each floating rate debt security will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a floating rate debt security at the yearly rate determined according to the interest rate formula stated in the applicable prospectus supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Calculation of Interest.    Calculations relating to floating rate debt securities will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular floating rate debt security will name the institution that we have appointed to act as the calculation agent for that debt security as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation will be final and binding on you and us, without any liability on the part of the calculation agent.

For each floating rate debt security, the calculation agent will determine, on the corresponding interest calculation or determination date, as described in the applicable prospectus supplement, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has been paid or made available for payment, to but excluding the payment date. For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face or other specified amount of the floating rate debt security by an accrued interest factor for the interest period. This factor will equal the sum of the interest factors

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Description of Debt Securities We May Offer

calculated for each day during the interest period. The interest factor for each day will be expressed as a decimal and will be calculated by dividing the interest rate, also expressed as a decimal, applicable to that day by 360 or by the actual number of days in the year, as specified in the applicable prospectus supplement.

Upon the request of the holder of any floating rate debt security, the calculation agent will provide the interest rate then in effect for that debt security—and, if determined, the interest rate that will become effective on the next interest reset date. The calculation agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a debt security will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a floating rate debt security will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

In determining the base rate that applies to a floating rate debt security during a particular interest period, the calculation agent may obtain rate quotes from various banks or dealers active in the relevant market, as described in the applicable prospectus supplement. Those reference banks and dealers may include the calculation agent itself and its affiliates, as well as any underwriter, dealer or agent participating in the distribution of the relevant floating rate debt securities and its affiliates, and they may include UBS AG or its affiliates.

Indexed Debt Securities

A debt security of this type provides that the principal amount payable at its maturity, and/or the amount of interest payable on an interest payment date, will be determined by reference to:

•	securities of one or more issuers;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and/or

•	one or more indices or baskets of the items described above.

If you are a holder of an indexed debt security, you may receive an amount at maturity (including upon acceleration following an event of default) that is greater than or less than the face amount of your debt security depending upon the formula used to determine the amount payable and the value of the applicable index at maturity. The value of the applicable index will fluctuate over time.

An indexed debt security may provide either for cash settlement or for physical settlement by delivery of the underlying property or another property of the type listed above. An indexed debt security may also provide that the form of settlement may be determined at our option or at the holder’s option. Some indexed debt securities may be convertible, exercisable or exchangeable, at our option or the holder’s option, into or for securities of an issuer other than UBS AG.

If you purchase an indexed debt security, your prospectus supplement will include information about the relevant index, about how amounts that are to become payable will be determined by reference to the price or value of that index and about the terms on which the security may be settled physically or in cash. The prospectus supplement will also identify the calculation agent that will calculate the amounts payable with respect to the indexed debt security and may exercise significant discretion in doing so. The calculation agent may be UBS Securities LLC or another of our affiliates. See “Considerations Relating to Indexed Securities” for more information about risks of investing in debt securities of this type.

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Description of Debt Securities We May Offer

Original Issue Discount Debt Securities

A fixed rate debt security, a floating rate debt security or an indexed debt security may be an original issue discount debt security. A debt security of this type is issued at a price lower than its principal amount and provides that, upon redemption or acceleration of its maturity, an amount less than its principal amount will be payable. An original issue discount debt security may be a zero coupon debt security. A debt security issued at a discount to its principal may, for U.S. federal income tax purposes, be considered an original issue discount debt security, regardless of the amount payable upon redemption or acceleration of maturity. See “U.S. Tax Considerations—Taxation of Debt Securities—Original Issue Discount” below for a brief description of the U.S. federal income tax consequences of owning an original issue discount debt security.

Information In Your Prospectus Supplement

Your prospectus supplement will describe the specific terms of your debt security, which will include some or all of the following:

•	any limit on the total principal amount of the debt securities of the same series;

•	the stated maturity;

•	the specified currency or currencies for principal and interest, if not U.S. dollars;

•	the price at which we originally issue your debt security, expressed as a percentage of the principal amount, and the original issue date;

•	whether your debt security is a fixed rate debt security, a floating rate debt security or an indexed debt security;

•	if your debt security is a fixed rate debt security, the yearly rate at which your debt security will bear interest, if any, and the interest payment dates;

•	if your debt security is a floating rate debt security, the interest rate basis; any applicable index currency or maturity, spread or spread multiplier or initial base rate, maximum rate or minimum rate; the interest reset, determination, calculation and payment dates; the day count used to calculate interest payments for any period; the business day convention; and the calculation agent;

•	if your debt security is an indexed debt security, the principal amount, if any, we will pay you at maturity, the amount of interest, if any, we will pay you on an interest payment date or the formula we will use to calculate these amounts, if any, and the terms on which your debt security will be exchangeable for or payable in cash, securities or other property;

•	if your debt security may be converted into or exercised or exchanged for debt or equity securities of one or more third parties, the terms on which conversion, exercise or exchange may occur, including whether conversion, exercise or exchange is mandatory, at the option of the holder or at our option, the period during which conversion, exercise or exchange may occur, the initial conversion, exercise or exchange price or rate and the circumstances or manner in which the amount of securities issuable upon conversion, exercise or exchange may be adjusted;

•	if your debt security is also an original issue discount debt security, the yield to maturity;

•	if applicable, the circumstances under which your debt security may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s);

•	the authorized denominations, if other than $1,000 and integral multiples of $1,000;

•	the depositary for your debt security, if other than DTC, and any circumstances under which the holder may request securities in non-global form, if we choose not to issue your debt security in book-entry form only;

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Description of Debt Securities We May Offer

•	if your debt security will be issued in bearer form, any special provisions relating to bearer securities;

•	if applicable, the circumstances under which we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes and under which we can redeem the debt securities if we have to pay additional amounts;

•	the names and duties of any co-trustees, depositaries, authenticating agents, paying agents, transfer agents or registrars for your debt security, as applicable; and

•	any other terms of your debt security, which could be different from those described in this prospectus.

If you purchase your debt security—or any of our other securities we describe in this prospectus—in a market-making transaction, you will receive information about the price you pay and your trade and settlement dates in a separate confirmation of sale. A market-making transaction is one in which we, UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates resells a security that it has previously acquired from another holder. A market-making transaction in a particular security occurs after the original issuance and sale of the security.

Extension of Maturity

If specified in the applicable prospectus supplement, we will have the option to extend the stated maturity of your debt security for one or more periods of whole years up to but not beyond the final maturity date specified in the prospectus supplement. We call a debt security whose maturity we may extend an extendible debt security. We call the period of time as to which we may extend the maturity the extension period. The following procedures will apply to extendible debt securities, unless otherwise indicated in the applicable prospectus supplement.

We may extend the maturity of an extendible debt security by notifying the paying agent between 45 and 60 days before the stated maturity then in effect. The stated maturity may be the original stated maturity, as described in the prospectus supplement, or a maturity that we previously extended by following these procedures. If we notify the paying agent that we will extend the maturity, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed upon between us and the paying agent, at least 30 days before the stated maturity then in effect. The notice sent by the paying agent will provide the following information:

•	our election to extend the maturity of the extendible debt security;

•	the extended maturity date or, if the maturity date had previously been extended, the new extended maturity date;

•	the interest rate that will apply during the extension period or, in the case of a floating rate debt security, the spread and/or spread multiplier, if any, applicable during the extension period; and

•	the provisions, if any, for redemption and repayment during the extension period.

Once the paying agent has mailed the notice to each holder, the extension of the maturity date will take place automatically. All of the terms of the debt security will be the same as the terms of the debt security as originally issued, except those terms that are described in the notice sent by the paying agent to each holder and except as described in the following paragraph.

Not later than 10:00 a.m., New York City time, on the twentieth calendar day before the maturity date then in effect for an extendible debt security or, if that day is not a business day, on the next succeeding business day, we may revoke the interest rate set forth in the extension notice sent by the paying agent to each holder and establish a higher interest rate for the extension period. If we elect to establish a higher interest rate, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed between us and the paying agent, of the higher interest rate in the case of a floating rate debt security, the higher spread and/or spread multiplier, if any. The notice of the higher rate cannot be revoked. All extendible debt securities as to which the maturity date has been extended will bear the higher rate for the extension period, whether or not tendered for repayment.

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Description of Debt Securities We May Offer

If we elect to extend the maturity date of an extendible debt security, each holder may elect repayment of all or part of its debt security on the maturity date then in effect at a price equal to the principal amount plus any accrued and unpaid interest to that date. To elect repayment, a holder must give notice to the paying agent between 25 and 35 days before the maturity date in effect. The notice must consist of either:

•	the debt security along with the completed form entitled “Option to Elect Repayment,” which will be attached to your debt security.

•	a telegram, facsimile transmission or letter from a member of a national securities exchange, the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company in the United States setting forth the name of the holder, the principal amount of the debt security, the principal amount of the debt security to be repaid, the certificate number or a description of the tenor and terms of the debt security, a statement that the option to elect repayment is being elected and a guarantee that the debt security, together with the completed form entitled “Option to Elect Repayment” will be received by the paying agent no later than the fifth business day after the date of the telegram, facsimile transmission or letter. The telegram, facsimile transmission or letter will become effective upon receipt, by that fifth business day, of the debt security and complete form.

The holder may revoke the election of repayment by sending to the paying agent written notice by 3:00 p.m., New York City time, on the twentieth day before the maturity date then in effect or, if that day is not a business day, on the next succeeding business day.

If an extendible debt security is represented by a global debt security, the depositary or its nominee, as the holder, will be the only person that can exercise the right to elect repayment or revoke such an election. Any indirect owners who own beneficial interests in the global debt security and wish to make such an election must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to make a repayment election or revoke such an election on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Redemption and Repayment

Unless otherwise indicated in your prospectus supplement, your debt security will not be entitled to the benefit of any sinking fund—that is, we will not deposit money on a regular basis into any separate custodial account to repay your debt securities. In addition, we will not be entitled to redeem your debt security before its stated maturity (except for certain tax reasons, as described below) unless your prospectus supplement specifies a redemption date or redemption commencement date. You will not be entitled to require us to buy your debt security from you, before its stated maturity, unless your prospectus supplement specifies one or more repayment dates.

If your prospectus supplement specifies one or more redemption dates, a redemption commencement date or a repayment date, it will also specify one or more redemption prices or repayment prices, which may be expressed as a percentage of the principal amount of your debt security. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of debt securities during those periods will apply.

If your prospectus supplement specifies one or more redemption dates, your debt security will be redeemable at our option on any of those dates. If your prospectus supplement specifies a redemption commencement date, your debt security will be redeemable at our option at any time on or after that date. If we redeem your debt security, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your debt security is redeemed.

If your prospectus supplement specifies a repayment date, your debt security will be repayable at your option on the specified repayment date at the specified repayment price, together with interest accrued to the repayment date.

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Description of Debt Securities We May Offer

If we exercise an option to redeem any debt security, we will give the trustee and the holders written notice of the principal amount of the debt security to be redeemed, not less than 5 business days nor more than 60 days before the applicable redemption date unless otherwise specified in your prospectus supplement. We will give the notice in the manner described below in “—Notices.”

If a debt security represented by a global debt security is subject to repayment at the holder’s option, the depositary or its nominee, as the holder, will be the only person that can exercise the right to repayment. Any indirect holders who own beneficial interests in the global debt security and wish to exercise a repayment right must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to exercise the repayment right on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Street name and other indirect holders should contact their banks or brokers for information about how to exercise a repayment right in a timely manner.

We or our affiliates may purchase debt securities from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Debt securities that we or they purchase may, at our discretion, be held, resold or cancelled.

Optional Tax Redemption

In addition to the situations described above under “—Redemption and Repayment,” we also have the option to redeem the debt securities in two situations described below, unless otherwise indicated in your prospectus supplement. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the prospectus supplement for such debt securities. Furthermore, we must give you between 10 and 60 days’ notice before redeeming the debt securities unless otherwise specified in your prospectus supplement.

•	The first situation is where, as a result of a change in, execution of or amendment to any laws or treaties or the official application or interpretation of any laws or treaties, we would be required to pay additional amounts as described below under “—Payment of Additional Amounts.”

This applies only in the case of changes, executions, amendments, applications or interpretations that occur on or after the date specified in the prospectus supplement for the applicable debt securities and in a relevant jurisdiction, as defined in “—Payment of Additional Amounts” below. If UBS is succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which the successor entity is organized, and the applicable date will be the date the entity became a successor.

We would not have the option to redeem in this case if we could have avoided the payment of additional amounts or the deduction or withholding by using reasonable measures available to us.

•	The second situation is where a person located outside of a relevant jurisdiction into which UBS is merged or to whom it has conveyed, transferred or leased its property is required to pay an additional amount. We would have the option to redeem the debt securities even if we are required to pay additional amounts immediately after the merger, conveyance, transfer or lease. We are not required to use reasonable measures to avoid the obligation to pay additional amounts in this situation.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on the principal or interest on a debt security for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the debt security to which you are entitled.

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Description of Debt Securities We May Offer

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which debt securities are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a debt security, if such payment can be made without such deduction or withholding by any other paying agent. Furthermore, UBS will not pay additional amounts for or on account of:

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the debt security and the receipt of payments on it;

•	any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, duty, assessment or governmental charge;

•	your failure, or the failure of any intermediary, custodian or broker, to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union);

•	your status as a bank purchasing the debt security in the ordinary course of its lending business;

•	your actual or constructive ownership of 10% or more of the combined voting power of all classes of stock of UBS entitled to vote;

•	any taxes imposed on contingent interest as described in section 871(h)(4) of the Internal Revenue Code (as defined below under “U.S. Tax Considerations”);

•	any taxes which would not have been imposed but for your presentation, or a presentation on your behalf, of a debt security payment on a date more than 15 days after the date on which such payment on the debt security becomes due and payable or on which the payment is duly provided for, whichever occurs later; or

•	any combination of the items listed above.

In addition, no additional amounts will be required to be paid on account of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Internal Revenue Code (as defined below under “U.S. Tax Considerations”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the debt security may describe additional circumstances in which UBS would not be required to pay additional amounts.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another firm. We are also permitted to sell our assets substantially as an entirety to another firm. With regard to any series of debt securities, we may not take any of these actions, however, unless all the following conditions are met:

•	If the successor firm in the transaction is not UBS, the successor firm must be organized as a corporation, partnership or trust and must expressly assume our obligations under the debt securities of that series and the debt indenture. The successor firm must be organized under the laws of Switzerland.

•	Immediately after the transaction, no default under the debt securities of that series has occurred and is continuing. For this purpose, “default under the debt securities of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

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Description of Debt Securities We May Offer

If the conditions described above are satisfied with respect to the debt securities of any series, we will not need to obtain the approval of the holders of those debt securities in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another firm or sell our assets substantially as an entirety to another firm. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another firm, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor firm is a non-Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences to the debt securities.

Defeasance and Covenant Defeasance

If indicated in the applicable prospectus supplement for a debt security, the provisions for full defeasance and covenant defeasance described below will apply to that debt security. In general, we expect these provisions to apply to each debt security that has a specified currency of U.S. dollars and is not a floating rate or indexed debt security.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on your debt security. This is called full defeasance. To do so, each of the following must occur:

•	We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government agency notes or bonds that will, in each case, in the opinion of a nationally recognized firm of independent public accountants, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

•	There must be a change in current U.S. federal tax law or an Internal Revenue Service ruling that lets us make the above deposit without causing the holders to be taxed on those debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves. Under current federal tax law, the deposit and our legal release from your debt securities would be treated as though we took back your debt security and gave you your share of the cash and notes or bonds deposited in trust. In that event, you could recognize gain or loss on your debt security.

•	We must deliver to the trustee a legal opinion of our counsel confirming the tax law change described above.

If we ever fully defease your debt security, you would have to rely solely on the trust deposit for payments on your debt security. You would not be able to look to us for payment in the event of any shortfall.

Covenant Defeasance

Under current U.S. federal tax law, we can make the same type of deposit described above and be released from any restrictive covenants relating to your debt security that may be described in your prospectus supplement. This is called covenant defeasance. In that event, you would lose the protection of those restrictive covenants. In order to achieve covenant defeasance for any debt securities, we must do both of the following:

•	We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government agency notes or bonds that will, in each case, in the opinion of a nationally recognized firm of independent public accountants, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

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Description of Debt Securities We May Offer

•	We must deliver to the trustee a legal opinion of our counsel confirming that under U.S. federal income tax law as then in effect we may make the above deposit without causing you to be taxed on those debt securities any differently than if we did not make the deposit and just repaid those debt securities ourselves.

If we accomplish covenant defeasance with regard to your debt security, the following provisions of the debt indenture and your debt security would no longer apply:

•	Any covenants that your prospectus supplement may state are applicable to your debt security; and

•	The events of default resulting from a breach of covenants, described below in the fourth bullet point under “—Default, Remedies and Waiver of Default—Events of Default.”

Any right we have to redeem will survive covenant defeasance with regard to those debt securities.

If we accomplish covenant defeasance on your debt security, you can still look to us for repayment of your debt security in the event of any shortfall in the trust deposit. You should note, however, that if one of the remaining events of default occurred, such as our bankruptcy, and your debt security became immediately due and payable, there may be a shortfall. Depending on the event causing the default you may not be able to obtain payment of the shortfall.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your series of debt securities occurs and is not cured, as described in this subsection.

Events of Default

Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of debt securities, we mean any of the following:

•	We do not pay the principal or any premium (including delivering any security or other property deliverable) on any debt security of that series at its maturity;

•	We do not pay interest on any debt securities of that series within 30 days after it becomes due and payable;

•	We do not deposit a sinking fund payment with regard to any debt securities of that series on its due date, but only if the payment is required in the applicable prospectus supplement;

•	We remain in breach of any other covenant we make in the debt indenture for the benefit of the debt securities of that series, for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of not less than 10% in principal amount of the relevant series of debt securities then outstanding;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur; or

•	If the applicable prospectus supplement states that any additional event of default applies to your series, that event of default occurs.

Remedies If an Event of Default Occurs

If an event of default has occurred with respect to any series of debt securities and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of all debt securities of that series then outstanding may declare the entire principal amount of the debt securities of that series to be due immediately. If an event of default occurs because of bankruptcy, insolvency or reorganization events relating to UBS, the entire principal amount of the debt securities of that series will be automatically accelerated, without any action by the trustee or any holder.

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Description of Debt Securities We May Offer

Each of the situations described above is called an acceleration of the maturity of the affected series of debt securities. If the maturity of any series is accelerated and a judgment for payment has not yet been obtained, the holders of a majority in principal amount of the debt securities of that series may cancel the acceleration for the entire series.

If an event of default occurs, the trustee will have special duties. The trustee will be obligated to use those of its rights and powers under the debt indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the debt indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of all debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee with respect to that series. These majority holders may also direct the trustee in performing any other action under the debt indenture with respect to the debt securities of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any debt security, all of the following must occur:

•	The holder of your debt security must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

•	The holders of not less than 25% in principal amount of all debt securities of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in principal amount of the debt securities of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in principal amount of all debt securities of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of money due on your debt security on or after its due date.

Waiver of Default

The holders of not less than a majority in principal amount of the debt securities of any series may waive a default for all debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on your debt security, however, without the approval of the particular holder of that debt security.

We Will Give the Trustee Information About Defaults Annually

We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the debt indenture and the debt securities, or else specifying any default under the debt indenture.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of the maturity of the debt securities. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

Modification and Waiver of Covenants

There are three types of changes we can make to the debt indenture and the debt securities of any series.

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Description of Debt Securities We May Offer

Changes Requiring Each Holder’s Approval

First, there are changes that cannot be made without the approval of each holder of a debt security affected by the change. Here is a list of those types of changes:

•	change the stated maturity for any principal or interest payment on a debt security;

•	reduce the principal amount, the amount payable on acceleration of the maturity after a default, the interest rate or the redemption price for a debt security;

•	permit redemption of a debt security if not previously permitted;

•	impair any right a holder may have to require repayment of his or her debt security;

•	impair any right that a holder of an indexed or any other debt security may have to exchange or convert the debt security for or into securities or other property;

•	change the currency of any payment on a debt security other than as permitted by the debt security;

•	change the place of payment on a debt security, if it is in non-global form;

•	impair a holder’s right to sue for payment of any amount due on his or her debt security;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the debt indenture or those debt securities;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the debt indenture or to waive defaults; and

•	change the provisions of the debt indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected debt security.

Changes Not Requiring Approval of Holders

The second type of change does not require any approval by holders of the debt securities of an affected series. This type of change is limited to clarifications and changes that would not adversely affect the debt securities of that series in any material respect. We also do not need any approval to make changes that affect only debt securities to be issued under the debt indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular debt security, even if they affect other debt securities. In those cases, we do not need to obtain the approval of the holder of the unaffected debt security; we need only obtain any required approvals from the holders of the affected debt securities.

Changes Requiring Majority Approval

Any other change to the debt indenture and the debt securities would require the following approval:

•	If the change affects only the debt securities of a particular series, it must be approved by the holders of 66 2⁄3% in principal amount of the debt securities of that series.

•	If the change affects the debt securities of more than one series of debt securities issued under the debt indenture, it must be approved by the holders of 66 2⁄3% in principal amount of all series affected by the change, with the debt securities of all the affected series voting together as one class for this purpose (and of any affected series that by its terms is entitled to vote separately as a series, as described below).

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Description of Debt Securities We May Offer

In each case, the required approval must be given by written consent.

Majority approval would be required for us to obtain a waiver of any of our covenants in the debt indenture. Our covenants include the promises we make about merging, which we describe above under “—Mergers and Similar Transactions.” If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular debt security, or in the debt indenture as it affects that debt security, that we cannot change without the approval of the holder of that debt security as described above under “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the debt indenture or the debt securities or request a waiver.

Special Rules for Action by Holders

When holders take any action under the debt indenture, such as giving a notice of default, declaring an acceleration, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Only Outstanding Debt Securities Are Eligible

Only holders of outstanding debt securities of the applicable series will be eligible to participate in any action by holders of debt securities of that series. Also, we will count only outstanding debt securities in determining whether the various percentage requirements for taking action have been met. For these purposes, a debt security will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if we have deposited or set aside, in trust for its holder, money for its payment or redemption;

•	if we have fully defeased it as described above under “—Defeasance and Covenant Defeasance—Full Defeasance”; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Special Series Voting Rights

We may issue series of debt securities that are entitled, by their terms, to vote separately on matters (for example, modification or waiver of provisions in the debt indenture) that would otherwise require a vote of all affected series, voting together as a single class. Any such series would be entitled to vote together with all other affected series, voting together as one class, and would also be entitled to vote separately, as a series only. These special voting rights will be described in the applicable prospectus supplement. For a series that does not have these special rights, voting will occur as described in the preceding section, but subject to any separate voting rights of any series having special rights. We may issue a series having these or other special voting rights without obtaining the consent of or giving notice to holders of outstanding series.

Eligible Principal Amount of Some Debt Securities

In some situations, we may follow special rules in calculating the principal amount of a debt security that is to be treated as outstanding for the purposes described above. This may happen, for example, if the principal amount is payable in a non-U.S. dollar currency, increases over time or is not to be fixed until maturity. For any debt security of the kind described below, we will decide how much principal amount to attribute to the debt security as follows:

•	For an original issue discount debt security, we will use the principal amount that would be due and payable on the action date if the maturity of the debt security were accelerated to that date because of a default.

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Description of Debt Securities We May Offer

•	For a debt security whose principal amount is not known, we will use any amount that we indicate in the prospectus supplement for that debt security. The principal amount of a debt security may not be known, for example, because it is based on an index that changes from time to time and the principal amount is not to be determined until a later date.

•	For debt securities with a principal amount denominated in one or more non-U.S. dollar currencies or currency units, we will use the U.S. dollar equivalent, which we will determine.

Determining Record Dates for Action by Holders

We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the debt indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global debt security may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global debt securities may differ from those for other debt securities.

Form, Exchange and Transfer of Debt Securities

We will issue each debt security in global—i.e., book-entry—form only, unless we specify otherwise in the applicable prospectus supplement. Debt securities in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global debt security will do so through participants in the depositary’s securities clearance system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities in global form.

In addition, we will generally issue each debt security in registered form, without coupons, unless we specify otherwise in the applicable prospectus supplement. If we issue a debt security in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If a debt security is issued as a global debt security, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the debt security or exercise any other rights of a holder as described in this subsection, since the depositary will be the sole holder of the debt security.

If any debt securities cease to be issued in global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form;

•	without interest coupons; and

•	unless we indicate otherwise in your prospectus supplement, in denominations of $1,000 and integral multiples of $1,000.

Holders may exchange their debt securities for debt securities of smaller denominations (subject to the limit above) or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed. You may not exchange your debt securities for securities of a different series or having different terms, unless your prospectus supplement says you may.

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Description of Debt Securities We May Offer

Holders may exchange or transfer their debt securities at the office of the trustee. They may also replace lost, stolen, destroyed or mutilated debt securities at that office. We have appointed the trustee to act as our agent for registering debt securities in the names of holders and transferring and replacing debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their debt securities, but they may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any debt securities.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If the debt securities of any series are redeemable and we redeem less than all those debt securities, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any debt security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchanges of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the applicable prospectus supplement.

Payment Mechanics for Debt Securities

Who Receives Payments?

If interest is due on a debt security on an interest payment date, we will pay the interest to the person in whose name the debt security is registered at the close of business on the regular record date described below relating to the interest payment date. If interest is due at maturity but on a day that is not an interest payment date, we will pay the interest to the person entitled to receive the principal of the debt security. If principal or another amount besides interest is due on a debt security at maturity, we will pay the amount to the holder of the debt security against surrender of the debt security at a proper place of payment (or, in the case of a global debt security, in accordance with the applicable policies of the depositary).

Payment Dates and Regular Record Dates for Interest

Unless we specify otherwise in the applicable prospectus supplement, interest on any fixed rate debt security will be payable semiannually each May 15 and November 15 and at maturity, and the regular record date relating to an interest payment date for any fixed rate debt security will be the May 1 or November 1 next preceding that interest payment date. The regular record date relating to an interest payment date for any floating rate debt security will be the 15th calendar day before that interest payment date. These record dates will apply whether or not a particular record date is a business day. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.

The term “business day” means, for any debt security, a day that meets all the following applicable requirements:

•	for all debt securities, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the debt security is a floating rate debt security whose interest rate is based on LIBOR, is also a day on which dealings in the relevant index currency specified in the applicable prospectus supplement are transacted in the London interbank market;

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Description of Debt Securities We May Offer

•	if the debt security has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

➢	if the debt security either is a floating rate debt security whose interest rate is based on EURIBOR or has a specified currency of euros, is also a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) System, or any successor system, is open for business;

➢	if the debt security is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

➢	if the debt security is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Debt Securities.    We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global debt security. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described under “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”

Payments on Non-Global Debt Securities.    We will make payments on a debt security in non-global, registered form as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all other payments by check at the paying agent described below, against surrender of the debt security. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Alternatively, if a non-global debt security has a face amount of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. In the case of any other payment, payment will be made only after the debt security is surrendered to the paying agent. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their debt securities.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Debt Securities.    We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global debt securities denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in

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Description of Debt Securities We May Offer

that other currency and you do make that election, you must notify the participant through which your interest in the global debt security is held of your election:

•	on or before the applicable regular record date, in the case of a payment of interest, or

•	on or before the 16th day prior to stated maturity, or any redemption or repayment date, in the case of payment of principal or any premium.

You may elect to receive all or only a portion of any interest, principal or premium payment in a specified currency other than U.S. dollars.

Your participant must, in turn, notify DTC of your election on or before the third DTC business day after that regular record date, in the case of a payment of interest, and on or before the 12th DTC business day prior to stated maturity, or on the redemption or repayment date if your debt security is redeemed or repaid earlier, in the case of a payment of principal or any premium.

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payments to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect holders of a global debt security denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Payments on Non-Global Debt Securities.    Except as described in the second to last paragraph under this heading, we will make payments on debt securities in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the regular record date. In the case of any other payment, the payment will be made only after the debt security is surrendered to the paying agent. Any instructions, once properly given, will remain in effect unless and until new instructions are properly given in the manner described above.

If a holder fails to give instructions as described above, we will notify the holder at the address in the trustee’s records and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the debt indenture as if made on the due date, and no interest will accrue on the late payment from the due date to the date paid.

Although a payment on a debt security in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee at least five business days before the next due date for which payment in U.S. dollars is requested. In the case of any interest payment due on an interest payment date, the request must be made by the person who is the holder on the regular record date. Any request, once properly made, will remain in effect unless and until revoked by notice properly given in the manner described above.

Indirect owners of a non-global debt security with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

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Description of Debt Securities We May Offer

Conversion to U.S. Dollars.    When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global debt security or a non-global debt security as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, which may be UBS Securities LLC, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of debt securities requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that currency on all series of debt securities. If some but not all of the relevant debt securities are LIBOR debt securities or EURIBOR debt securities, the second preceding business day will be determined for this purpose as if none of those debt securities were LIBOR debt securities or EURIBOR debt securities.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.    If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us or cannot be paid to you due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

The foregoing will apply to any debt security, whether in global or non-global form, and to any payment, including a payment at maturity. Any payment made under the circumstances and in a manner described above will not result in a default under any debt security or the debt indenture.

Exchange Rate Agent.    If we issue a debt security in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the debt security is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change.

All determinations made by the exchange rate agent will be at its sole discretion unless we state in your prospectus supplement that any determination is subject to our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Unless specified otherwise in the applicable prospectus supplement, payments postponed to the next business day in this situation will be treated under the debt indenture as if they were made on the original due date. Postponement of this kind will not result in a default under any debt security or the debt indenture, and no interest will accrue on the postponed amount from the original due date to the next day that is a business day. The term business day has a special meaning, which we describe above under “—Payment Dates and Regular Record Dates for Interest.”

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Description of Debt Securities We May Offer

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices debt securities in non-global entry form may be surrendered for payment at their maturity. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent. We must notify the trustee of changes in the paying agents.

Settlement Mechanics

The settlement mechanics applicable to debt securities calling for physical settlement will be described in the applicable prospectus supplement.

Unclaimed Payments

Regardless of who acts as paying agent, all money paid by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid to us. After that two-year period, the holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Notices

Notices to be given to holders of a global debt security will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of debt securities not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive notices.

Our Relationship with the Trustee

U.S. Bank Trust National Association has provided commercial banking and other services for us and our affiliates in the past and may do so in the future. Among other things, U.S. Bank Trust National Association holds debt securities issued by us and serves as trustee or agent with regard to other obligations of UBS or its subsidiaries.

U.S. Bank Trust National Association is serving as the trustee for the debt securities and the warrants issued under our warrant indenture. Consequently, if an actual or potential event of default occurs with respect to any of these securities, the trustee may be considered to have a conflicting interest for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign under one or more of the indentures, and we would be required to appoint a successor trustee. For this purpose, a “potential” event of default means an event that would be an event of default if the requirements for giving us default notice or for the default having to exist for a specific period of time were disregarded.

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Description of Warrants We May Offer

Please note that in this section entitled “Description of Warrants We May Offer,” references to UBS AG, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. In particular, the warrants are obligations solely of UBS AG, and not of any of its subsidiaries, including, without limitation, UBS Switzerland AG. Also, in this section, references to “holders” mean those who own warrants registered in their own names, on the books that we or the trustee or warrant agent, as applicable, maintain for this purpose, and not those who own beneficial interests in warrants registered in street name or in warrants issued in book-entry form through one or more depositaries. Owners of beneficial interests in the warrants should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

We May Issue Many Series of Warrants

We may issue warrants that are debt warrants or universal warrants. We may offer warrants separately or together with other warrants or with our debt securities.

We may issue warrants in such amounts or in as many distinct series as we wish. We will issue each series of warrants under either the warrant indenture between UBS and U.S. Bank Trust National Association, or a warrant agreement, to be entered into before the first issuance of warrants under such warrant agreement, between UBS and a warrant agent to be named in the prospectus supplement applicable to the first series of warrants to be issued pursuant to such a warrant agreement. This section summarizes terms of the warrant indenture and warrant agreements and terms of the warrants that apply generally to all series of warrants. Most of the financial and other specific terms of your warrant will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

As you read this section, please remember that the specific terms of your warrant as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your warrant.

When we refer to a series of warrants, we mean all warrants issued as part of the same series under the warrant indenture or warrant agreement. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the warrant you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Types of Warrants

We may issue any of the following types of warrants:

Debt Warrants

We may issue warrants for the purchase of our debt securities on terms to be determined at the time of sale. We refer to this type of warrant as a “debt warrant.”

Universal Warrants

We may also issue warrants, on terms to be determined at the time of sale, for the purchase or sale of, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

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Description of Warrants We May Offer

•	one or more indices or baskets of the items described above.

We refer to this type of warrant as a “universal warrant.” We refer to each property described above as a “warrant property.”

We may satisfy our obligations, if any, and the holder of a universal warrant may satisfy its obligations, if any, with respect to any universal warrants by delivering:

•	the warrant property;

•	the cash value of the warrant property; or

•	the cash value of the warrants determined by reference to the performance, level or value of the warrant property.

The applicable prospectus supplement will describe what we may deliver to satisfy our obligations, if any, and what the holder of a universal warrant may deliver to satisfy its obligations, if any, with respect to any universal warrants.

Information In Your Prospectus Supplement

All Warrants

Your prospectus supplement will describe the specific terms of your warrant, which will include some or all of the following:

•	the specific designation and aggregate number of, and the price at which we will issue, the warrants;

•	the currency with which the warrants may be purchased;

•	the warrant indenture or warrant agreement under which we will issue the warrants;

•	the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

•	whether the warrants will be issued in fully registered form or bearer form, in global or non-global form or in any combination of these forms;

•	the identities of the warrant agent, any depositaries and any paying, transfer, calculation or other agents for the warrants;

•	any securities exchange or quotation system on which the warrants or any securities deliverable upon exercise of the warrants may be listed;

•	whether the warrants are to be sold separately or with other securities; and

•	any other terms of the warrants.

If we issue warrants together with any other warrants or any debt securities, the applicable prospectus supplement will specify whether the warrants will be separable from the other securities before the warrants’ expiration date.

No holder of a warrant will have any rights of a holder of the warrant property purchasable under the warrant.

An investment in a warrant may involve special risks, including risks associated with indexed securities and currency-related risks if the warrant or the warrant property is linked to an index or is payable in or otherwise linked to a non-U.S. dollar currency. We describe some of these risks below under “Considerations Relating to Indexed Securities” and “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency.”

We and our affiliates may resell warrants in market-making transactions after their initial issuance. We discuss these transactions above under “Description of Debt Securities We May Offer—Information in Your Prospectus Supplement.”

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Description of Warrants We May Offer

Debt Warrants

If you purchase debt warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	the designation, aggregate principal amount, currency and terms of the debt securities that may be purchased upon exercise of the debt warrants;

•	the exercise price and whether the exercise price may be paid in cash, by the exchange of any debt warrants or other securities or both and the method of exercising the debt warrants; and

•	the designation, terms and amount of debt securities, if any, to be issued together with each of the debt warrants and the date, if any, after which the debt warrants and debt securities will be separately transferable.

Universal Warrants

If you purchase universal warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	whether the universal warrants are put warrants or call warrants, including in either case warrants that may be settled by means of net cash settlement or cashless exercise, or any other type of warrants;

•	the money or warrant property, and the amount or method for determining the amount of money or warrant property, payable or deliverable upon exercise of each universal warrant;

•	the price at which and the currency with which the warrant property may be purchased or sold upon the exercise of each universal warrant, or the method of determining that price;

•	whether the exercise price may be paid in cash, by the exchange of any universal warrants or other securities or both, and the method of exercising the universal warrants; and

•	whether the exercise of the universal warrants is to be settled in cash or by delivery of the warrant property or both and whether settlement will occur on a net basis or a gross basis.

This Section Is Only a Summary

The warrant indenture or warrant agreement and its associated documents, including your warrant, contain the full legal text of the matters described in this section and your prospectus supplement. We have filed a copy of the warrant indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

This section and your prospectus supplement summarize all the material terms of the warrant indenture or warrant agreement and your warrant. They do not, however, describe every aspect of the warrant indenture or warrant agreement and your warrant. For example, in this section and in your prospectus supplement, we use terms that have been given special meaning in the warrant indenture or warrant agreement, but we describe the meaning for only the more important of those terms.

The Warrant Indenture

We may issue universal warrants under the warrant indenture. Warrants of this kind will not be secured by any property or assets of UBS or its subsidiaries. Thus, by owning a warrant issued under the warrant indenture, you hold one of our unsecured obligations.

The warrants issued under the warrant indenture will be contractual obligations of UBS and will rank equally with all of our other unsecured contractual obligations and unsecured and unsubordinated debt. The warrant indenture does not limit our ability to incur additional contractual obligations or debt.

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Description of Warrants We May Offer

The warrant indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee. The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe later under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you payments and notices.

We May Issue Many Series of Warrants Under the Warrant Indenture

We may issue as many distinct series of warrants under the warrant indenture as we wish. This section summarizes terms of the warrants that apply generally to all series issued under the warrant indenture. The provisions of the warrant indenture allow us not only to issue warrants with terms different from those of warrants previously issued under the warrant indenture, but also to “reopen” a previous issue of a series of warrants and issue additional warrants of that series.

Amounts That We May Issue

The warrant indenture does not limit the aggregate number of warrants that we may issue or the number of series or the aggregate amount of any particular series. We may issue warrants and other securities at any time without your consent and without notifying you.

The warrant indenture and the warrants do not limit our ability to incur other contractual obligations or indebtedness or to issue other securities. Also, the terms of the warrants do not impose financial or similar restrictions on us.

Expiration Date and Payment or Settlement Date

The term “expiration date” with respect to any warrant means the date on which the right to exercise the warrant expires. The term “payment or settlement date” with respect to any warrant means the date when any money or warrant property with respect to that warrant becomes payable or deliverable upon exercise or redemption of that warrant in accordance with its terms.

Governing Law

The warrant indenture is, and the warrants issued under it will be, governed by New York law.

Currency of Warrants

Amounts that become due and payable on your warrant will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your warrant will be U.S. dollars, unless your prospectus supplement states otherwise. You will have to pay for your warrant by delivering the requisite amount of the specified currency to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your warrants in the specified currency, except as described below in “—Payment Mechanics for Warrants.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in warrants of this kind.

Redemption

We will not be entitled to redeem your warrant before its expiration date unless your prospectus supplement specifies a redemption commencement date.

If your prospectus supplement specifies a redemption commencement date, it will also specify one or more redemption prices. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of warrants during those periods will apply.

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Description of Warrants We May Offer

If your prospectus supplement specifies a redemption commencement date, your warrant will be redeemable at our option at any time on or after that date or at a specified time or times. If we redeem your warrant, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your warrant is redeemed.

If we exercise an option to redeem any warrant, we will give to the trustee and holders written notice of the redemption price of the warrant to be redeemed, not less than 10 days nor more than 60 days before the applicable redemption date or within any other period before the applicable redemption date specified in the applicable prospectus supplement. We will give the notice in the manner described below in “—Notices.”

We or our affiliates may purchase warrants from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Warrants that we or they purchase may, at our discretion, be held, resold or cancelled.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another corporation or other entity. We are also permitted to sell our assets substantially as an entirety to another corporation or other entity. With regard to any series of warrants, however, we may not take any of these actions unless all the following conditions are met:

•	If the successor entity in the transaction is not UBS, the successor entity must be organized as a corporation, partnership or trust and must expressly assume our obligations under the warrants of that series and the warrant indenture. The successor entity may be organized under the laws of any jurisdiction, whether in Switzerland or elsewhere.

•	Immediately after the transaction, no default under the warrants of that series has occurred and is continuing. For this purpose, “default under the warrants of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

If the conditions described above are satisfied with respect to the warrants of any series, we will not need to obtain the approval of the holder of those warrants in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another entity or sell our assets substantially as an entirety to another entity. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another entity, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor is a non-Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences relating to your warrants.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your warrant occurs and is continuing, as described in this subsection.

Events of Default.     Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of warrants issued under the warrant indenture, we mean that, upon satisfaction by the holder of the warrant of all conditions precedent to our relevant obligation or covenant to be satisfied by the holder, any of the following occurs:

•	We do not pay any money or deliver any warrant property with respect to that warrant on the payment or settlement date in accordance with the terms of that warrant;

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Description of Warrants We May Offer

•	We remain in breach of any covenant we make in the warrant indenture for the benefit of the holder of that warrant for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of at least 10% in number of the relevant series of warrants;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur; or

•	If the applicable prospectus supplement states that any additional event of default applies to the series, that event of default occurs.

If we do not pay any money or deliver any warrant property when due with respect to a particular warrant of a series, as described in the first bullet point above, that failure to make a payment or delivery will not constitute an event of default with respect to any other warrant of the same series or any other series.

Remedies If an Event of Default Occurs.     If an event of default occurs with respect to any series of warrants issued under the warrant indenture, the trustee will have special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the warrant indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the warrant indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in number of all warrants of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also direct the trustee in performing any other action under the warrant indenture with respect to the warrants of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any warrant issued under the warrant indenture, all of the following must occur:

•	The holder of your warrant must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

•	The holders of not less than 25% in number of all warrants of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in number of the warrants of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in number of the warrants of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of any money or delivery of any warrant property due on your warrant on or after its payment or settlement date.

Waiver of Default.     The holders of not less than a majority in number of the warrants of any series may waive a default for all warrants of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a default in payment of any money or delivery of any warrant property due on any warrant, however, without the approval of the particular holder of that warrant.

We Will Give the Trustee Information About Defaults Annually.     We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the warrant indenture and the warrants issued under it, or else specifying any default under the indenture.

Book-entry and other indirect owners should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

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Description of Warrants We May Offer

Modification and Waiver of Covenants

There are three types of changes we can make to the warrant indenture and the warrants of any series issued under the warrant indenture.

Changes Requiring Each Holder’s Approval.     First, there are changes that cannot be made without the approval of each holder of a warrant affected by the change. Here is a list of those types of changes:

•	change the exercise price of the warrant;

•	change the terms of any warrant with respect to the payment or settlement date of the warrant;

•	reduce the amount of money payable or reduce the amount or change the kind of warrant property deliverable upon the exercise of the warrant or any premium payable upon redemption of the warrant;

•	change the currency of any payment on a warrant;

•	change the place of payment on a warrant;

•	permit redemption of a warrant if not previously permitted;

•	impair a holder’s right to exercise its warrant, or sue for payment of any money payable or delivery of any warrant property deliverable with respect to its warrant on or after the payment or settlement date or, in the case of redemption, the redemption date;

•	if any warrant provides that the holder may require us to repurchase the warrant, impair the holder’s right to require repurchase of the warrant;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the indenture or those warrants;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the indenture or to waive defaults; and

•	change the provisions of the indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected warrant.

Changes Not Requiring Approval of Holders.     The second type of change does not require any approval by holders of the warrants of an affected series. These changes are limited to clarifications and changes that would not adversely affect the warrants of that series in any material respect. Nor do we need any approval to make changes that affect only warrants to be issued under the warrant indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular warrant, even if they affect other warrants. In those cases, we do not need to obtain the approval of the holder of that warrant; we need only obtain any required approvals from the holders of the affected warrants.

Changes Requiring Majority Approval.     Any other change to the warrant indenture and the warrants issued under the warrant indenture would require the following approval:

•	If the change affects only the warrants of a particular series, it must be approved by the holders of a majority in number of the warrants of that series.

•	If the change affects the warrants of more than one series issued under the warrant indenture, it must be approved by the holders of a majority in number of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

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Description of Warrants We May Offer

The same majority approval would be required for us to obtain a waiver of any of our covenants in the warrant indenture. If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular warrant, or in the warrant indenture as it affects that warrant, that we cannot change without the approval of the holder of that warrant as described above in “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Book-entry and other indirect owners should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the warrant indenture or any warrants or request a waiver.

Special Rules for Action by Holders

When holders take any action under the warrant indenture, such as giving a notice of default, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Only Outstanding Warrants Are Eligible.     Only holders of outstanding warrants of the applicable series will be eligible to participate in any action by holders of warrants of that series. Also, we will count only outstanding warrants in determining whether the various percentage requirements for taking action have been met. For these purposes, a warrant will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if it has been called for redemption;

•	if we have deposited or set aside, in trust for its holder, money or warrant property for its payment or settlement; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Determining Record Dates for Action by Holders.     We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the warrant indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global warrant may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global warrants may differ from those for other warrants.

Notices

Notices to be given to holders of a global warrant will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of warrants not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive notices.

The Warrant Agreements

We may issue debt warrants and some universal warrants in one or more series and under one or more warrant agreements, each to be entered into between us and a bank, trust company or other financial institution as warrant agent. We may add, replace or terminate warrant agents from time to time. We may also choose to act as our own warrant agent. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus

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Description of Warrants We May Offer

supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

We may also issue universal warrants under the warrant indenture. For these warrants, the applicable provisions of the warrant indenture described above would apply instead of the provisions described in this section.

Enforcement of Rights

The warrant agent under a warrant agreement will act solely as our agent in connection with the warrants issued under that agreement. The warrant agent will not assume any obligation or relationship of agency or trust for or with any holders of those warrants. Any holder of warrants may, without the consent of any other person, enforce by appropriate legal action, on its own behalf, its right to exercise those warrants in accordance with their terms. No holder of any warrant will be entitled to any rights of a holder of the debt securities or any other warrant property purchasable upon exercise of the warrant, including any right to receive payments on those debt securities or other warrant property or to enforce any covenants or rights in the relevant indenture or any other agreement.

Warrant Agreement Will Not Be Qualified Under Trust Indenture Act

No warrant agreement will be qualified as an indenture, and no warrant agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act with respect to their warrants.

Modification and Waiver of Covenants

There are three types of changes we can make to the warrants of any series and the related warrant agreement.

Changes Requiring Each Holder’s Approval.    We may not amend any particular warrant or a warrant agreement with respect to any particular warrant unless we obtain the consent of the holder of that warrant, if the amendment would:

•	change the exercise price of the warrant;

•	change the kind or reduce the amount of the warrant property or other consideration receivable upon exercise, cancellation or expiration of the warrant, except as permitted by the antidilution or other adjustment provisions of the warrant;

•	shorten, advance or defer the period of time during which the holder may exercise the warrant or otherwise impair the holder’s right to exercise the warrant; or

•	reduce the percentage of outstanding, unexpired warrants of any series or class the consent of whose holders is required to amend the series or class, or the applicable warrant agreement with regard to that series or class, as described below.

Changes Not Requiring Approval of Holders.    We and the applicable warrant agent may amend any warrant or warrant agreement without the consent of any holder:

•	to cure any ambiguity;

•	to cure, correct or supplement any defective or inconsistent provision; or

•	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only warrants to be issued after the changes take effect. We may also make changes that do not adversely affect a particular warrant in any material respect, even if they adversely affect other warrants in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected warrant; we need only obtain any required approvals from the holders of the affected warrants.

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Description of Warrants We May Offer

Changes Requiring Majority Approval.     Any other change to a particular warrant agreement and the warrants issued under that agreement would require the following approval:

•	If the change affects only the warrants of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding, unexpired warrants of that series.

•	If the change affects the warrants of more than one series issued under that agreement, the change must be approved by the holders of a majority of all outstanding, unexpired warrants of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given in writing.

Mergers and Similar Transactions Are Permitted; No Restrictive Covenants or Events of Default

The warrant agreements and any warrants issued under the warrant agreements will not restrict our ability to merge or consolidate with, or sell our assets to, another corporation or other entity or to engage in any other transactions. If at any time we merge or consolidate with, or sell our assets substantially as an entirety to, another corporation or other entity, the successor entity will succeed to and assume our obligations under the warrants and warrant agreements. We will then be relieved of any further obligation under the warrants and warrant agreements.

The warrant agreements and any warrants issued under the warrant agreements will not include any restrictions on our ability to put liens on our assets, including our interests in our subsidiaries, nor will they restrict our ability to sell our assets. The warrant agreements and any warrants issued under the warrant agreements also will not provide for any events of default or remedies upon the occurrence of any events of default.

Governing Law

Each warrant agreement and any warrants issued under the warrant agreement will be governed by New York law.

Form, Exchange and Transfer of Warrants

We will issue each warrant in global—i.e., book-entry—form only, unless we say otherwise in the applicable prospectus supplement. Warrants in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the warrants represented by the global security. Those who own beneficial interests in a global warrant will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all warrants in global form.

If a warrant is issued as a registered global warrant, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the warrant as described in this subsection, since the depositary will be the sole holder of the warrant.

In addition, we will issue each warrant in registered form, unless we say otherwise in the applicable prospectus supplement. If we issue a warrant in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If any warrants cease to be issued in registered global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form; and

•	in denominations of 100 warrants and any multiple of 100 warrants.

Holders may exchange their warrants for warrants of smaller denominations or combined into fewer warrants of larger denominations, as long as the total number of warrants is not changed.

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Description of Warrants We May Offer

Holders of non-global warrants may exchange or transfer their warrants at the office of the trustee or warrant agent, as applicable. They may also replace lost, stolen, destroyed or mutilated warrants at that office. We have appointed the trustee or warrant agent, as applicable, to act as our agent for registering warrants in the names of holders and transferring and replacing warrants. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their warrants, but they may be required to pay for any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any warrants.

If we have the right to redeem, accelerate or settle any warrants before their expiration, and we exercise our right as to less than all those warrants, we may block the transfer or exchange of those warrants during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any warrant selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any warrant being partially settled.

If we have designated additional transfer agents for your warrant, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

The rules for exchange described above apply to exchange of warrants for other warrants of the same series and kind. If a warrant is exercisable for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of exercise will be described in the applicable prospectus supplement.

Payment Mechanics for Warrants

Who Receives Payment?

If money is due on a warrant at its payment or settlement date, we will pay the amount to the holder of the warrant against surrender of the warrant at a proper place of payment or, in the case of a global warrant, in accordance with the applicable policies of the depositary.

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Warrants.     We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global warrant. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described in the section entitled “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”.

Payments on Non-Global Warrants.     We will make payments on a warrant in non-global, registered form as follows. We will make all payments by check at the paying agent described below, against surrender of the warrant. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Alternatively, if a non-global warrant has an original issue price of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the warrant by wire transfer of immediately available funds to an account at a bank in New York City, on the payment or settlement date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. Payment will be made only after the warrant is surrendered to the paying agent.

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Description of Warrants We May Offer

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their warrants.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Warrants.     We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global warrants denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in that other currency and do make that election, you must notify the participant through which your interest in the global warrant is held of your election on or before the 16th day before the payment or settlement date. Your participant must, in turn, notify DTC of your election on or before the 12th DTC business day before the payment or settlement date.

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payment to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect owners of a global warrant denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Payments on Non-Global Warrants.     Except as described in the second to last paragraph under this heading, we will make payments on warrants in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee or warrant agent, as applicable. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. The payment will be made only after the warrant is surrendered to the paying agent.

If a holder fails to give instructions as described above, we will notify the holder at the address in the records of the trustee or warrant agent, as applicable, and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the warrant indenture or warrant agreement, as applicable, as if made on the payment or settlement date, and no interest will accrue on the late payment from the payment or settlement date to the date paid.

Although a payment on a warrant in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee or warrant agent, as applicable, at least five business days before the payment or settlement date for which payment in U.S. dollars is requested.

Indirect owners of a non-global warrant with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

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Description of Warrants We May Offer

Conversion to U.S. Dollars.     When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global warrant or a non-global warrant as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of warrants requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that currency on all series of warrants. If some but not all of the relevant warrants are LIBOR warrants or EURIBOR warrants, the second preceding business day will be determined for this purpose as if none of those warrants were LIBOR warrants or EURIBOR warrants.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.     If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

The foregoing will apply to any warrant, whether in global or non-global form, and to any payment, including a payment at the payment or settlement date. Any payment made under the circumstances and in a manner described above will not result in a default under any warrant or the indenture.

Exchange Rate Agent.     If we issue a warrant in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the warrant is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

All determinations made by the exchange rate agent will be in its sole discretion unless we state in the applicable prospectus supplement that any determination requires our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment or delivery of warrant property is due on a warrant on a day that is not a business day, we will make the payment or delivery on the next day that is a business day. Unless otherwise specified in the applicable prospectus supplement, payments or deliveries postponed to the next business day in this situation will be treated under the indenture as if they were made on the original payment or settlement date. Postponement of this kind will not result in a default under any warrant or the indenture, and no interest will accrue on the postponed amount from the original payment or settlement date to the next day that is a business day.

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Description of Warrants We May Offer

The term “business day” means, for any warrant, a day that meets all the following applicable requirements:

•	for all warrants, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the warrant has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

•	if the warrant is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

•	if the warrant is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices warrants in non-global form may be surrendered for payment at their payment or settlement date. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent for warrants issued under the warrant indenture. We must notify the trustee of changes in the paying agents for warrants issued under the warrant indenture.

Unclaimed Payments

Regardless of who acts as paying agent, all money paid or warrant property delivered by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid or redelivered to us. After that two-year period, the holder may look only to us for payment of any money or delivery of any warrant property, and not to the trustee or warrant agent, as applicable, any other paying agent or anyone else.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on a warrant for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the warrant to which you are entitled.

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which warrants are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a warrant, if such payment can be made without such deduction or withholding by any other paying agent. Furthermore, UBS will not pay additional amounts for or on account of:

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the warrant and the receipt of payments on it;

•	any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, duty, assessment or governmental charge;

•	your failure, or the failure of any intermediary, custodian or broker, to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union);

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Description of Warrants We May Offer

•	your status as a bank purchasing the warrant in the ordinary course of its lending business;

•	your actual or constructive ownership of 10% or more of the combined voting power of all classes of stock of UBS entitled to vote;

•	any taxes imposed on contingent interest as described in section 871(h)(4) of the Internal Revenue Code (as defined below under “U.S. Tax Considerations”);

•	any taxes which would not have been imposed but for your presentation, or a presentation on your behalf, of a warrant payment on a date more than 15 days after the date on which such payment on the warrant becomes due and payable or on which the payment is duly provided for, whichever occurs later; or

•	any combination of the items listed above.

In addition, no additional amounts will be required to be paid on account of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Internal Revenue Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the warrant may describe additional circumstances in which UBS would not be required to pay additional amounts.

Calculation Agent

Calculations relating to warrants will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular warrant will name the institution that we have appointed to act as the calculation agent for that warrant as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

The calculation agent’s determination of any amount of money payable or warrant property deliverable with respect to a warrant will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

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Legal Ownership and Book-Entry Issuance

In this section, we describe special considerations that will apply to registered securities issued in global—i.e., book-entry—form. First we describe the difference between legal ownership and indirect ownership of registered securities. Then we describe special provisions that apply to global securities.

Who is The Legal Owner of a Registered Security?

Each debt security or warrant in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. We refer to those who have securities registered in their own names, on the books that we or the trustee, warrant agent or other agent maintain for this purpose, as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect owners.

Book-Entry Owners

We will issue each security in book-entry form only. This means securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Under each indenture or warrant agreement, only the person in whose name a security is registered is recognized as the holder of that security. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities and we will make all payments on the securities, including deliveries of any property other than cash, to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities.

Street Name Owners

In the future we may terminate a global security or issue securities initially in non-global form. In these cases, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of the trustee and the obligations, if any, of any warrant agents and any other third parties employed by us, the trustee or any of those agents, run only to the holders of the securities. We do not

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Legal Ownership and Book-Entry Issuance

have obligations to investors who hold indirect interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect owners but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose—for example, to amend the indenture for a series of debt securities or warrants or the warrant agreement for a series of warrants or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of the indenture—we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to “your securities” in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	whether and how you can instruct it to exercise any rights to purchase or sell warrant property under a warrant or to exchange or convert a security for or into other property;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

What Is a Global Security?

We will issue each security in book-entry form only. Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we select. A financial institution or clearing system that we select for any security for this purpose is called the “depositary” for that security. A security will usually have only one depositary but it may have more.

Each series of securities will have one or more of the following as the depositaries:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Morgan Guaranty Trust Company of New York, acting out of its Brussels, Belgium, office, as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, which is known as “Clearstream”; and

•	any other clearing system or financial institution named in the applicable prospectus supplement. The depositaries named above may also be participants in one another’s systems. Thus, for example, if DTC is the depositary for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, as DTC participants.

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The depositary or depositaries for your securities will be named in your prospectus supplement; if none is named, the depositary will be DTC.

A global security may represent one or any other number of individual securities. Generally, all securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple securities of the same kind, such as debt securities, that have different terms and are issued at different times. We call this kind of global security a master global security. Your prospectus supplement will not indicate whether your securities are represented by a master global security.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only indirect interests in a global security. Indirect interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect owner of an interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued in global form only, then the security will be represented by a global security at all times unless and until the global security is terminated. We describe the situations in which this can occur below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depositary and those of the investor’s financial institution or other intermediary through which it holds its interest (such as Euroclear or Clearstream, if DTC is the depositary), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities and instead deal only with the depositary that holds the global security.

If securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot require the securities to be registered in his or her own name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under “—Who Is the Legal Owner of a Registered Security?”

•	An investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•	The depositary’s policies will govern payments, deliveries, transfers, exchanges, notices and other matters relating to an investor’s interest in a global security, and those policies may change from time to time. We, the trustee and any warrant agents will have no responsibility for any aspect of the depositary’s policies, actions or records of ownership interests in a global security. We, the trustee and any warrant agents also do not supervise the depositary in any way.

•	The depositary will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your broker or bank may require you to do so as well.

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Legal Ownership and Book-Entry Issuance

•	Financial institutions that participate in the depositary’s book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, may also have their own policies affecting payments, deliveries, transfers, exchanges, notices and other matters relating to the securities, and those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, when DTC is the depositary, Euroclear or Clearstream, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated

If we issue any series of securities in book-entry form but we choose to give the beneficial owners of that series the right to obtain non-global securities, any beneficial owner entitled to obtain non-global securities may do so by following the applicable procedures of the depositary, any transfer agent or registrar for that series and that owner’s bank, broker or other financial institution through which that owner holds its beneficial interest in the securities. If you are entitled to request a non-global certificate and wish to do so, you will need to allow sufficient lead time to enable us or our agent to prepare the requested certificate.

In addition, in a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the securities it represented. After that exchange, the choice of whether to hold the securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors above under “—Who Is the Legal Owner of a Registered Security?”

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 60 days; or

•	in the case of a global security representing debt securities or warrants issued under an indenture, if an event of default has occurred with regard to these debt securities or warrants and has not been cured or waived.

If a global security is terminated, only the depositary, and not we, the trustee for any debt securities or warrants or the warrant agent for any warrants, is responsible for deciding the names of the institutions in whose names the securities represented by the global security will be registered and, therefore, who will be the holders of those securities.

Considerations Relating to Euroclear and Clearstream

Euroclear and Clearstream are securities clearance systems in Europe. Both systems clear and settle securities transactions between their participants through electronic, book-entry delivery of securities against payment.

Euroclear and Clearstream may be depositaries for a global security. In addition, if DTC is the depositary for a global security, Euroclear and Clearstream may hold interests in the global security as participants in DTC.

As long as any global security is held by Euroclear or Clearstream as depositary, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream. If Euroclear or Clearstream is the depositary for a global security and there is no depositary in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices and other matters relating to the securities made through Euroclear or Clearstream must comply with the rules and procedures of those systems. Those systems could change their rules

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and procedures at any time. We have no control over those systems or their participants and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, on one hand, and participants in DTC, on the other hand, when DTC is the depositary, would also be subject to DTC’s rules and procedures.

Special Timing Considerations for Transactions in Euroclear and Clearstream

Investors will be able to make and receive through Euroclear and Clearstream payments, deliveries, transfers, exchanges, notices and other transactions involving any securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

In addition, because of time-zone differences, U.S. investors who hold their interests in the securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream may need to make special arrangements to finance any purchases or sales of their interests between the U.S. and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

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Considerations Relating to Indexed Securities

We use the term “indexed securities” to mean debt securities and warrants whose value is linked to an underlying property or index, including equity, commodity and credit indexed securities and equity, commodity, currency and credit linked securities. Indexed securities may present a high level of risk, and those who invest in some indexed securities may lose their entire investment. In addition, the treatment of indexed securities for U.S. federal income tax purposes is often unclear due to the absence of any authority specifically addressing the issues presented by any particular indexed security. Thus, if you propose to invest in indexed securities, you should independently evaluate the federal income tax consequences of purchasing an indexed security that apply in your particular circumstances. You should also read “U.S. Tax Considerations” for a discussion of U.S. tax matters.

Investors in Indexed Securities Could Lose Their Investment

The amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant will be determined by reference to the price, value or level of one or more securities, currencies, commodities or other properties, any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance, and/or one or more indices or baskets of any of these items. We refer to each of these as an “index.” The direction and magnitude of the change in the price, value or level of the relevant index will determine the amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant. The terms of a particular indexed debt security may or may not include a promised return of a percentage of the face amount at maturity or a minimum interest rate. An indexed warrant generally will not provide for any guaranteed minimum settlement value. Thus, if you purchase an indexed security, you may lose all or a portion of the principal or other amount you invest and may receive no interest on your investment.

The Issuer of a Security or Currency That Serves as an Index Could Take Actions That May Adversely Affect an Indexed Security

The issuer of a security that serves as an index or part of an index for an indexed security will have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. The issuer may take actions, such as a merger or sale of assets, without regard to the interests of the holder. Any of these actions could adversely affect the value of a security indexed to that security or to an index of which that security is a component.

If the index for an indexed security includes a non-U.S. dollar currency or other asset denominated in a non-U.S. dollar currency, the government that issues that currency will also have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. That government may take actions that could adversely affect the value of the security. See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency—Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security” below for more information about these kinds of government actions.

An Indexed Security May Be Linked to a Volatile Index, Which Could Hurt Your Investment

Some indices are highly volatile, which means that their value may change significantly, up or down, over a short period of time. The amount of principal or interest that can be expected to become payable on an indexed debt security or the expected settlement value of an indexed warrant may vary substantially from time to time. Because the amounts payable with respect to an indexed security are generally calculated based on the value or level of the relevant index on a specified date or over a limited period of time, volatility in the index increases the risk that the return on the indexed security may be adversely affected by a fluctuation in the level of the relevant index.

The volatility of an index may be affected by political or economic events, including governmental actions, or by the activities of participants in the relevant markets. Any of these events or activities could adversely affect the value of an indexed security.

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Considerations Relating to Indexed Securities

An Index to Which a Security is Linked Could Be Changed or Become Unavailable

Some indices compiled by us or our affiliates or third parties may consist of or refer to several or many different securities, commodities or currencies or other instruments or measures. The compiler of such an index typically reserves the right to alter the composition of the index and the manner in which the value or level of the index is calculated. An alteration may result in a decrease in the value of or return on an indexed security that is linked to the index. The indices for our indexed securities may include published indices of this kind or customized indices developed by us or our affiliates in connection with particular issues of indexed securities.

A published index may become unavailable, or a customized index may become impossible to calculate in the normal manner, due to events such as war, natural disasters, cessation of publication of the index or a suspension or disruption of trading in one or more securities, commodities or currencies or other instruments or measures on which the index is based. If an index becomes unavailable or impossible to calculate in the normal manner, the terms of a particular indexed security may allow us to delay determining the amount payable as principal or interest on a debt security or the settlement value of an indexed warrant, or we may use an alternative method to determine the value of the unavailable index. Alternative methods of valuation are generally intended to produce a value similar to the value resulting from reference to the relevant index. It is unlikely, however, that any alternative method of valuation we use will produce a value identical to the value that the actual index would produce. If we use an alternative method of valuation for a security linked to an index of this kind, the value of the security, or the rate of return on it, may be lower than it otherwise would be.

Some indexed securities are linked to indices that are not commonly used or that have been developed only recently. The lack of a trading history may make it difficult to anticipate the volatility or other risks associated with an indexed security of this kind. In addition, trading in these indices or their underlying stocks, commodities or currencies or other instruments or measures, or options or futures contracts on these stocks, commodities or currencies or other instruments or measures, may be limited, which could increase their volatility and decrease the value of the related indexed securities or their rates of return.

We May Engage in Hedging Activities That Could Adversely Affect an Indexed Security

In order to hedge an exposure on a particular indexed security, we may, directly or through our affiliates, enter into transactions involving the securities, commodities or currencies or other instruments or measures that underlie the index for that security, or involving derivative instruments, such as swaps, options or futures, on the index or any of its component items. By engaging in transactions of this kind, we could adversely affect the value of an indexed security. It is possible that we could achieve substantial returns from our hedging transactions while the value of the indexed security may decline.

Information About Indices May Not Be Indicative of Future Performance

If we issue an indexed security, we may include historical information about the relevant index in the applicable prospectus supplement. Any information about indices that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in the relevant index that may occur in the future.

We May Have Conflicts of Interest Regarding an Indexed Security

UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may have conflicts of interest with respect to some indexed securities. UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may engage in trading, including trading for hedging purposes, for their own accounts or for other accounts under their management, in indexed securities and in the securities, commodities or currencies or other instruments or measures on which the index is based or in other derivative instruments related to the index or its component items. These trading activities could adversely affect the value of indexed securities. We and our affiliates may also issue or underwrite securities or derivative instruments that are linked to the same index as one or more indexed securities. By introducing competing products into the marketplace in this manner, we could adversely affect the value of an indexed security.

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Considerations Relating to Indexed Securities

UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates may serve as calculation agent for the indexed securities and may have considerable discretion in calculating the amounts payable in respect of the securities. To the extent that UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates calculates or compiles a particular index, it may also have considerable discretion in performing the calculation or compilation of the index. Exercising discretion in this manner could adversely affect the value of an indexed security based on the index or the rate of return on the security.

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Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

If you intend to invest in a non-U.S. dollar security—e.g., a security whose principal and/or interest is payable in a currency other than U.S. dollars or that may be settled by delivery of or reference to a non-U.S. dollar currency or property denominated in or otherwise linked to a non-U.S. dollar currency—you should consult your own financial and legal advisors as to the currency risks entailed by your investment. Securities of this kind may not be an appropriate investment for investors who are unsophisticated with respect to non-U.S. dollar currency transactions.

The information in this prospectus is directed primarily to investors who are U.S. residents or whose base currency is the U.S. dollar. Investors who are not U.S. residents or whose base currency is not the U.S. dollar should consult their own financial and legal advisors about currency-related risks particular to their investment.

An Investment in a Non-U.S. Dollar Security Involves Currency-Related Risks

An investment in a non-U.S. dollar security entails significant risks that are not associated with a similar investment in a security that is payable solely in U.S. dollars and where settlement value is not otherwise based on a non-U.S. dollar currency. These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the various non-U.S. dollar currencies or composite currencies and the possibility of the imposition or modification of foreign exchange controls or other conditions by either the United States or non-U.S. governments. When payments are made in the non-U.S. dollar currency, the total principal plus interest in that currency may be less than the initial principal invested on a U.S. dollar basis, if converted back into U.S. dollars at the then-current spot price, despite any interest or enhanced yield that may have been earned. These risks generally depend on factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

There Are Limited Facilities for Non-U.S. Dollar Currencies in the United States

At the present time, there are limited facilities in the United States for the conversion of U.S. dollars into foreign currencies, currency units or composite currencies and vice versa, and commercial banks generally do not offer non-U.S. dollar checking or savings account facilities in the United States. The agents are prepared to arrange for the conversion of U.S. dollars into the non-U.S. dollar specified currency in which a security may be denominated in order to enable the purchaser to pay for the security, provided that a request is made to the applicable agent on or prior to the third business day preceding the date of delivery of the security, or by such other day as determined by such agent. Each such conversion will be made by the applicable agent on such terms and subject to such conditions, limitations and charges as the agent may from time to time establish in accordance with its regular foreign exchange practices. All costs of conversion will be borne by the purchaser of such security denominated in a non-U.S. dollar specified currency.

Changes in Currency Exchange Rates Can Be Volatile and Unpredictable

Rates of exchange between the U.S. dollar and many other currencies have been highly volatile, and this volatility may continue and perhaps spread to other currencies in the future. Fluctuations in currency exchange rates could adversely affect an investment in a security denominated in, or where value is otherwise linked to, a specified currency other than U.S. dollars. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the security, including the principal payable at maturity or settlement value payable upon exercise. That in turn could cause the market value of the security to fall. Depreciation of the specified currency against the U.S. dollar could result in a loss to the investor on a U.S. dollar basis.

Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security

Currency exchange rates can either float or be fixed by sovereign governments. From time to time, governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to

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Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

affect the exchange rate of their currencies. Governments may also issue a new currency to replace an existing currency or alter the exchange rate or exchange characteristics by devaluation or revaluation of a currency. Thus, a special risk in purchasing non-U.S. dollar securities is that their yields or payouts could be significantly and unpredictably affected by governmental actions. Even in the absence of governmental action directly affecting currency exchange rates, political or economic developments in the country issuing the specified currency for a non-U.S. dollar security or elsewhere could lead to significant and sudden changes in the exchange rate between the U.S. dollar and the specified currency. These changes could affect the value of the security as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

Governments have imposed from time to time and may in the future impose exchange controls or other conditions, including taxes, with respect to the exchange or transfer of a specified currency that could affect exchange rates as well as the availability of a specified currency for a security at its maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Non-U.S. Dollar Securities May Permit Us to Make Payments in U.S. Dollars or Delay Payment If We Are Unable to Obtain the Specified Currency

Securities payable in a currency other than U.S. dollars may provide that, if the other currency is subject to convertibility, transferability, market disruption or other conditions affecting its availability at or about the time when a payment on the securities comes due because of circumstances beyond our control, we will be entitled to make the payment in U.S. dollars or delay making the payment. These circumstances could include the imposition of exchange controls or our inability to obtain the other currency because of a disruption in the currency markets. If we made payment in U.S. dollars, the exchange rate we would use would be determined in the manner described above under “Description of Debt Securities We May Offer—Payment Mechanics for Debt Securities—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available” and “Description of Warrants We May Offer—Payment Mechanics for Warrants—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available.” A determination of this kind may be based on limited information and would involve significant discretion on the part of our foreign exchange agent. As a result, the value of the payment in U.S. dollars an investor would receive on the payment date may be less than the value of the payment the investor would have received in the other currency if it had been available, or may be zero. In addition, a government may impose extraordinary taxes on transfers of a currency. If that happens, we will be entitled to deduct these taxes from any payment on notes payable in that currency.

We Will Not Adjust Non-U.S. Dollar Securities to Compensate for Changes in Currency Exchange Rates

Except as described above, we will not make any adjustment or change in the terms of a non-U.S. dollar security in the event of any change in exchange rates for the relevant currency, whether in the event of any devaluation, revaluation or imposition of exchange or other regulatory controls or taxes or in the event of other developments affecting that currency, the U.S. dollar or any other currency. Consequently, investors in non-U.S. dollar securities will bear the risk that their investment may be adversely affected by these types of events.

In a Lawsuit for Payment on a Non-U.S. Dollar Security, an Investor May Bear Currency Exchange Risk

Our securities will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on a security denominated in a currency other than U.S. dollars would be required to render the judgment in the specified currency; however, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on a security denominated in a currency other than U.S. dollars, investors would bear currency exchange risk until judgment is entered, which could be a long time.

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Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

In courts outside of New York, investors may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on a non-U.S. dollar security in many other U.S. federal or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the currency in which any particular security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment.

Information About Exchange Rates May Not Be Indicative of Future Performance

If we issue a non-U.S. dollar security, we may include in the applicable prospectus supplement currency disclosure that provides information about historical exchange rates for the relevant non-U.S. dollar currency or currencies. Any information about exchange rates that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in currency exchange rates that may occur in the future. That rate will likely differ from the exchange rate used under the terms that apply to a particular security.

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U.S. Tax Considerations

Unless as otherwise stated in the applicable prospectus supplement, this section describes the material United States federal income tax consequences to United States holders, as defined below, of owning the debt securities. It is the opinion of Sullivan & Cromwell LLP, United States tax counsel to UBS. It applies to you only if you hold your securities as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as:

•	a dealer in securities or currencies;

•	a trader in securities that elects to use a mark-to-market method of tax accounting for your securities holdings;

•	a bank;

•	a life insurance company;

•	a tax-exempt organization;

•	a person subject to alternative minimum tax;

•	a person that owns debt securities that are a hedge or that are hedged against interest rate or currency risks;

•	a person that owns debt securities as part of a straddle or conversion transaction for tax purposes;

•	a person that purchases or sells debt securities as part of a wash sale for tax purposes;

•	a person whose functional currency for tax purposes is not the U.S. dollar; or

•	a person that is not a United States holder, as defined below.

This section deals only with debt securities that are booked through a non-U.S. branch of UBS AG, that are in registered form and that are due to mature 30 years or less from the date on which they are issued. The United States federal income tax consequences of owning debt securities that are booked through a U.S. branch of UBS AG, that are due to mature more than 30 years from their date of issue or that are in bearer form, as well as the restrictions on ownership for debt securities that are in bearer form, and the tax consequences of owning warrants will be discussed in an applicable prospectus supplement. In addition, this section does not address the United States federal income tax of treatment of debt securities that reference the performance of United States equities. The United States federal income tax treatment of any such debt securities will be discussed in the applicable prospectus supplement. This section is based on the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing and proposed regulations under the Internal Revenue Code, and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

If a partnership holds the debt securities, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding the debt securities should consult its tax advisor with regard to the United States federal income tax treatment of an investment in the debt securities.

Please consult your own tax advisor concerning the consequences of owning these debt securities in your particular circumstances under the Internal Revenue Code and the laws of any other taxing jurisdiction.

You are a United States holder if you are a beneficial owner of a debt security and you are:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate whose income is subject to United States federal income tax regardless of its source; or

•	a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

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U.S. Tax Considerations

Taxation of Debt Securities

This subsection describes the material United States federal income tax consequences of owning, selling and disposing of the debt securities UBS AG is offering.

Under recently enacted legislation, United States holders that use an accrual method of accounting for tax purposes generally will be required to include certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule thus may require the accrual of income earlier than would be the case under the general tax rules described below, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt securities issued with original issue discount, for tax years beginning after December 31, 2018. United States holders that use an accrual method of accounting should consult with their tax advisors regarding the potential applicability of this legislation to their particular situation.

Payments of Interest

Except as described below in the case of interest on a discount debt security that is not qualified stated interest, each as defined below under “Original Issue Discount—General,” you will be taxed on any interest on your debt security, whether payable in U.S. dollars or a foreign currency, including a composite currency or basket of currencies other than U.S. dollars, as ordinary income at the time you receive the interest or it accrues, depending on your method of accounting for tax purposes.

Interest we pay on the debt securities and original issue discount, if any, accrued with respect to the debt securities (as described below under “—Original Issue Discount”) and any additional amounts paid with respect to withholding tax on the debt securities, including withholding tax on payments of such additional amounts, constitutes income from sources outside the United States, and generally will be “passive” income for purposes of the rules regarding the foreign tax credit allowable to a United States holder.

Cash Basis Taxpayers.    If you are a taxpayer that uses the cash receipts and disbursements method of accounting for tax purposes and you receive an interest payment that is denominated in, or determined by reference to, a foreign currency, you must recognize income equal to the U.S. dollar value of the interest payment, based on the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

Accrual Basis Taxpayers.    If you are a taxpayer that uses an accrual method of accounting for tax purposes, you may determine the amount of income that you recognize with respect to an interest payment denominated in, or determined by reference to, a foreign currency by using one of two methods. Under the first method, you will determine the amount of income accrued based on the average exchange rate in effect during the interest accrual period or, with respect to an accrual period that spans two taxable years, that part of the period within the taxable year.

If you elect the second method, you would determine the amount of income accrued on the basis of the exchange rate in effect on the last day of the accrual period or, in the case of an accrual period that spans two taxable years, the exchange rate in effect on the last day of the part of the period within the taxable year. Additionally, under this second method, if you receive a payment of interest within five business days of the last day of your accrual period or taxable year, you may instead translate the interest accrued into U.S. dollars at the exchange rate in effect on the day that you actually receive the interest payment. If you elect the second method, it will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies and to all debt instruments that you subsequently acquire. You may not revoke this election without the consent of the Internal Revenue Service.

When you actually receive an interest payment, including a payment attributable to accrued but unpaid interest upon the sale or retirement of your debt security, denominated in, or determined by reference to, a foreign currency for which you accrued an amount of income, you will recognize ordinary income or loss measured by the difference, if any, between the exchange rate that you used to accrue interest income and the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

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Original Issue Discount

General.    If you own a debt security, other than a short-term debt security with a term of one year or less, it will be treated as a discount debt security issued at an original issue discount if the amount by which the debt security’s stated redemption price at maturity exceeds its issue price is more than a de minimis amount. Generally, a debt security’s issue price will be the first price at which a substantial amount of debt securities included in the issue of which the debt security is a part is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers. A debt security’s stated redemption price at maturity is the total of all payments provided by the debt security that are not payments of qualified stated interest. Generally, an interest payment on a debt security is qualified stated interest if it is one of a series of stated interest payments on a debt security that are unconditionally payable at least annually at a single fixed rate, with certain exceptions for lower rates paid during some periods, applied to the outstanding principal amount of the debt security. There are special rules for variable rate debt securities that are discussed under “—Variable Rate Debt Securities.”

In general, your debt security is not a discount debt security if the amount by which its stated redemption price at maturity exceeds its issue price is less than the de minimis amount of 1/4 of 1 percent of its stated redemption price at maturity multiplied by the number of complete years to its maturity. Your debt security will have de minimis original issue discount if the amount of the excess is less than the de minimis amount. If your debt security has de minimis original issue discount, you must include the de minimis amount in income as stated principal payments are made on the debt security, unless you make the election described below under “—Election to Treat All Interest as Original Issue Discount.” You can determine the includible amount with respect to each such payment by multiplying the total amount of your debt security’s de minimis original issue discount by a fraction equal to:

•	the amount of the principal payment made

divided by

•	the stated principal amount of the debt security.

Generally, if your discount debt security matures more than one year from its date of issue, you must include original issue discount, or OID, in income before you receive cash attributable to that income. The amount of OID that you must include in income is calculated using a constant-yield method, and generally you will include increasingly greater amounts of OID in income over the life of your debt security. More specifically, you can calculate the amount of accrued OID that you must include in income by adding the daily portions of OID with respect to your discount debt security for each day during the taxable year or portion of the taxable year that you hold your discount debt security. You can determine the daily portion by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. You may select an accrual period of any length with respect to your discount debt security and you may vary the length of each accrual period over the term of your discount debt security. However, no accrual period may be longer than one year and each scheduled payment of interest or principal on the debt security must occur on either the first or final day of an accrual period.

You can determine the amount of OID allocable to an accrual period by:

•	multiplying your discount debt security’s adjusted issue price at the beginning of the accrual period by your debt security’s yield to maturity; and then

•	subtracting from this figure the sum of the payments of qualified stated interest on your debt security allocable to the accrual period.

You must determine the discount debt security’s yield to maturity on the basis of compounding at the close of each accrual period and adjusting for the length of each accrual period. Further, you can determine your discount debt security’s adjusted issue price at the beginning of any accrual period by:

•	adding your discount debt security’s issue price and any accrued OID for each prior accrual period; and then

•	subtracting any payments previously made on your discount debt security that were not qualified stated interest payments.

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U.S. Tax Considerations

If an interval between payments of qualified stated interest on your discount debt security contains more than one accrual period, then, when you determine the amount of OID allocable to an accrual period, you must allocate the amount of qualified stated interest payable at the end of the interval, including any qualified stated interest that is payable on the first day of the accrual period immediately following the interval, pro rata to each accrual period in the interval based on their relative lengths. In addition, you must increase the adjusted issue price at the beginning of each accrual period in the interval by the amount of any qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. You may compute the amount of OID allocable to an initial short accrual period by using any reasonable method if all other accrual periods, other than a final short accrual period, are of equal length.

The amount of OID allocable to the final accrual period is equal to the difference between:

•	the amount payable at the maturity of your debt security, other than any payment of qualified stated interest; and

•	your debt security’s adjusted issue price as of the beginning of the final accrual period.

Acquisition Premium.    If you purchase your debt security for an amount that is less than or equal to the sum of all amounts, other than qualified stated interest, payable on your debt security after the purchase date but is greater than the amount of your debt security’s adjusted issue price, as determined above under “General,” the excess is acquisition premium. If you do not make the election described below under “Election to Treat All Interest as Original Issue Discount,” then you must reduce the daily portions of OID by a fraction equal to:

•	the excess of your adjusted basis in the debt security immediately after purchase over the adjusted issue price of the debt security divided by

•	the excess of the sum of all amounts payable (other than qualified stated interest) on the debt security after the purchase date over the debt security’s adjusted issue price.

Pre-Issuance Accrued Interest.    An election may be made to decrease the issue price of your debt security by the amount of pre-issuance accrued interest if:

•	a portion of the initial purchase price of your debt security is attributable to pre-issuance accrued interest;

•	the first stated interest payment on your debt security is to be made within one year of your debt security’s issue date; and

•	the payment will equal or exceed the amount of pre-issuance accrued interest.

If this election is made, a portion of the first stated interest payment will be treated as a return of the excluded pre-issuance accrued interest and not as an amount payable on your debt security.

Debt Securities Subject to Contingencies Including Optional Redemption.    Your debt security is subject to a contingency if it provides for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In such a case, you must determine the yield and maturity of your debt security by assuming that the payments will be made according to the payment schedule most likely to occur if:

•	the timing and amounts of the payments that comprise each payment schedule are known as of the issue date; and

•	one of such schedules is significantly more likely than not to occur.

If there is no single payment schedule that is significantly more likely than not to occur, other than because of a mandatory sinking fund, you must include income on your debt security in accordance with the general rules that govern contingent payment obligations. These rules will be discussed in the applicable prospectus supplement.

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U.S. Tax Considerations

Notwithstanding the general rules for determining yield and maturity, if your debt security is subject to contingencies, and either you or we have an unconditional option or options that, if exercised, would require payments to be made on the debt security under an alternative payment schedule or schedules, then:

•	in the case of an option or options that we may exercise, we will be deemed to exercise or not exercise an option or combination of options in the manner that minimizes the yield on your debt security and,

•	in the case of an option or options that you may exercise, you will be deemed to exercise or not exercise an option or combination of options in the manner that maximizes the yield on your debt security.

If both you and we hold options described in the preceding sentence, those rules will apply to each option in the order in which they may be exercised. You may determine the yield on your debt security for the purposes of those calculations by using any date on which your debt security may be redeemed or repurchased as the maturity date and the amount payable on the date that you chose in accordance with the terms of your debt security as the principal amount payable at maturity.

If a contingency, including the exercise of an option, actually occurs or does not occur contrary to an assumption made according to the above rules then, except to the extent that a portion of your debt security is repaid as a result of this change in circumstances and solely to determine the amount and accrual of OID, you must redetermine the yield and maturity of your debt security by treating your debt security as having been retired and reissued on the date of the change in circumstances for an amount equal to your debt security’s adjusted issue price on that date.

Election to Treat All Interest as Original Issue Discount.    You may elect to include in gross income all interest that accrues on your debt security using the constant-yield method described above under “General,” with the modifications described below. For purposes of this election, interest will include stated interest, OID, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any amortizable bond premium, described below under “Debt Securities Purchased at a Premium,” or acquisition premium.

If you make this election for your debt security, then, when you apply the constant-yield method:

•	the issue price of your debt security will equal your cost;

•	the issue date of your debt security will be the date you acquired it; and

•	no payments on your debt security will be treated as payments of qualified stated interest.

Generally, this election will apply only to the debt security for which you make it; however, if the debt security has amortizable bond premium, you will be deemed to have made an election to apply amortizable bond premium against interest for all debt instruments with amortizable bond premium, other than debt instruments the interest on which is excludible from gross income, that you hold as of the beginning of the taxable year to which the election applies or any taxable year thereafter. Additionally, if you make this election for a market discount debt security, you will be treated as having made the election discussed below under “Market Discount” to include market discount in income currently over the life of all debt instruments having market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke any election to apply the constant-yield method to all interest on a debt security or the deemed elections with respect to amortizable bond premium or market discount debt securities without the consent of the Internal Revenue Service.

Variable Rate Debt Securities.    Your debt security will be a variable rate debt security if:

•	your debt security’s issue price does not exceed the total noncontingent principal payments by more than the lesser of:

1.	.015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or

2.	15 percent of the total noncontingent principal payments; and

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U.S. Tax Considerations

•	your debt security provides for stated interest, compounded or paid at least annually, only at:

1.	one or more qualified floating rates,

2.	a single fixed rate and one or more qualified floating rates,

3.	a single objective rate, or

4.	a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

•	the value of any variable rate on any date during the term of your debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

Your debt security will have a variable rate that is a qualified floating rate if:

•	variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which your debt security is denominated; or

•	the rate is equal to such a rate either:

1.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35, or

2.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35 and then increased or decreased by a fixed rate.

If your debt security provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the debt security, the qualified floating rates together constitute a single qualified floating rate.

Your debt security will not have a qualified floating rate, however, if the rate is subject to certain restrictions (including caps, floors, governors, or other similar restrictions) unless such restrictions are caps, floors or governors that are fixed throughout the term of the debt security or such restrictions are not reasonably expected to significantly affect the yield on the debt security.

Your debt security will have a variable rate that is a single objective rate if:

•	the rate is not a qualified floating rate; and

•	the rate is determined using a single, fixed formula that is based on objective financial or economic information that is not within the control of or unique to the circumstances of the issuer or a related party.

Your debt security will not have a variable rate that is an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of your debt security’s term will be either significantly less than or significantly greater than the average value of the rate during the final half of your debt security’s term.

An objective rate as described above is a qualified inverse floating rate if:

•	the rate is equal to a fixed rate minus a qualified floating rate; and

•	the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds.

Your debt security will also have a single qualified floating rate or an objective rate if interest on your debt security is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either:

•	the fixed rate and the qualified floating rate or objective rate have values on the issue date of the debt security that do not differ by more than 0.25 percentage points; or

•	the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In general, if your variable rate debt security provides for stated interest at a single qualified floating rate or objective rate (or one of those rates after a single fixed rate for an initial period), all stated interest on your debt security is

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U.S. Tax Considerations

qualified stated interest. In this case, the amount of OID, if any, is determined by using, for a qualified floating rate or qualified inverse floating rate, the value as of the issue date of the qualified floating rate or qualified inverse floating rate, or, for any other objective rate, a fixed rate that reflects the yield reasonably expected for your debt security.

If your variable rate debt security does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period, you generally must determine the interest and OID accruals on your debt security by:

•	determining a fixed rate substitute for each variable rate provided under your variable rate debt security;

•	constructing the equivalent fixed rate debt instrument (using the fixed rate substitute described above);

•	determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument; and

•	adjusting for actual variable rates during the applicable accrual period.

When you determine the fixed rate substitute for each variable rate provided under the variable rate note, you generally will use the value of each variable rate as of the issue date or, for an objective rate that is not a qualified inverse floating rate, a rate that reflects the reasonably expected yield on your debt security.

If your variable rate debt security provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate, and also provides for stated interest at a single fixed rate other than a single fixed rate for an initial period, you generally must determine interest and OID accruals by using the method described in the previous paragraph. However, your variable rate debt security will be treated, for purposes of the first three steps of the determination, as if your debt security had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of your variable rate debt security as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Short-Term Debt Securities.    In general, if you are an individual or other cash basis United States holder of a short-term debt security, you are not required to accrue OID, as specially defined below for the purposes of this paragraph, for United States federal income tax purposes unless you elect to do so. However, you may be required to include any stated interest in income as you receive it. If you are an accrual basis taxpayer, a taxpayer in a special class, including, but not limited to, a regulated investment company, common trust fund, or a certain type of pass-through entity, or a cash basis taxpayer who so elects, you will be required to accrue OID on short-term debt securities on either a straight-line basis or under the constant-yield method, based on daily compounding. If you are not required and do not elect to include OID in income currently, any gain you realize on the sale or retirement of your short-term debt security will be ordinary income to the extent of the accrued OID, which will be determined on a straight-line basis unless you make an election to accrue the OID under the constant-yield method, through the date of sale or retirement. However, if you are not required and do not elect to accrue OID on your short-term debt securities, you will be required to defer deductions for interest on borrowings allocable to your short-term debt securities in an amount not exceeding the deferred income until the deferred income is realized.

When you determine the amount of OID subject to these rules, you must include all interest payments on your short-term debt security, including stated interest, in your short-term debt security’s stated redemption price at maturity.

Foreign Currency Discount Debt Securities.    If your discount debt security is denominated in, or determined by reference to, a foreign currency, you must determine OID for any accrual period on your discount debt security in the foreign currency and then translate the amount of OID into U.S. dollars in the same manner as stated interest accrued by an accrual basis United States holder, as described under “—Payments of Interest.” You may recognize ordinary income or loss when you receive an amount attributable to OID in connection with a payment of interest or the sale or retirement of your debt security.

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U.S. Tax Considerations

Market Discount

You will be treated as if you purchased your debt security, other than a short-term debt security, at a market discount, and your debt security will be a market discount note if:

•	in the case of an initial purchaser, you purchase your debt security for less than its issue price as determined above under “—Original Issue Discount—General”; and

•	in the case of all purchasers, the difference between the debt security’s stated redemption price at maturity or, in the case of a discount debt security, the debt security’s revised issue price, and the price you paid for your debt security is equal to or greater than 1/4 of 1 percent of your debt security’s stated redemption price at maturity multiplied by the number of complete years to the debt security’s maturity. To determine the revised issue price of your debt security for these purposes, you generally add any OID that has accrued on your debt security to its issue price.

If your debt security’s stated redemption price at maturity or, in the case of a discount debt security, its revised issue price, exceeds the price you paid for the debt security by less than 1/4 of 1 percent of the debt security’s stated redemption price at maturity multiplied by the number of complete years to the debt security’s maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable to you.

You must treat any gain you recognize on the maturity or disposition of your market discount debt security as ordinary income to the extent of the accrued market discount on your debt security. Alternatively, you may elect to include market discount in income currently over the life of your debt security. If you make this election, it will apply to all debt instruments with market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke this election without the consent of the Internal Revenue Service. If you own a market discount debt security and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to your debt security in an amount not exceeding the accrued market discount on your debt security until the maturity or disposition of your debt security.

If you own a market discount debt security, the market discount would accrue on a straight-line basis unless an election is made to accrue market discount using a constant-yield method. If you make this election, it will apply only to the debt security with respect to which it is made and you may not revoke it. You would, however, not include accrued market discount in income unless you elect to do so as described above.

Debt Securities Purchased at a Premium

If you purchase your debt security for an amount in excess of its principal amount (or, in the case of a discount debt security, in excess of the sum of all amounts payable on the debt security after the acquisition date (other than payments of qualified stated interest)), you may elect to treat the excess as amortizable bond premium. If you make this election, you will reduce the amount required to be included in your income each accrual period with respect to interest on your debt security by the amount of amortizable bond premium allocable to that accrual period, based on your debt security’s yield to maturity.

If the amortizable bond premium allocable to an accrual period exceeds your interest income from your debt security for such accrual period, such excess is first allowed as a deduction to the extent of interest included in your income in respect of the debt security in previous accrual periods and is then carried forward to your next accrual period. If the amortizable bond premium allocable and carried forward to the accrual period in which your debt security is sold, retired or otherwise disposed of exceeds your interest income for such accrual period, you would be allowed an ordinary deduction equal to such excess.

If your debt security is denominated in, or determined by reference to, a foreign currency, you will compute your amortizable bond premium in units of the foreign currency and your amortizable bond premium will reduce your interest income in units of the foreign currency. Gain or loss recognized that is attributable to changes in exchange rates between the time your amortized bond premium offsets interest income and the time of the acquisition of your debt security is generally taxable as ordinary income or loss.

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U.S. Tax Considerations

If you make an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, that you hold at the beginning of the first taxable year to which the election applies or that you thereafter acquire, and you may not revoke it without the consent of the Internal Revenue Service. See also “—Original Issue Discount—Election to Treat All Interest as Original Issue Discount.”

Purchase, Sale and Retirement of the Debt Securities

Your tax basis in your debt security will generally be the U.S. dollar cost, as defined below, of your debt security, adjusted by:

•	adding any OID or market discount previously included in income with respect to your debt security; and then

•	subtracting any payments on your debt security that are not qualified stated interest payments and any amortizable bond premium to the extent that such premium either reduced interest income on your debt security or gave rise to a deduction on your debt security.

If you purchase your debt security with foreign currency, the U.S. dollar cost of your debt security will generally be the U.S. dollar value of the purchase price on the date of purchase. However, if you are a cash basis taxpayer, or an accrual basis taxpayer if you so elect, and your debt security is traded on an established securities market, as defined in the applicable Treasury regulations, the U.S. dollar cost of your debt security will be the U.S. dollar value of the purchase price on the settlement date of your purchase.

You will generally recognize gain or loss on the sale or retirement of your debt security equal to the difference between the amount you realize on the sale or retirement, excluding any amounts attributable to accrued but unpaid interest (which will be treated as interest payments), and your tax basis in your debt security. If your debt security is sold or retired for an amount in foreign currency, the amount you realize will be the U.S. dollar value of such amount on the date the debt security is disposed of or retired, except that in the case of a debt security that is traded on an established securities market, as defined in the applicable Treasury regulations, a cash basis taxpayer, or an accrual basis taxpayer that so elects, will determine the amount realized based on the U.S. dollar value of the foreign currency on the settlement date of the sale.

You will recognize capital gain or loss when you sell or retire your debt security, except to the extent:

•	described above under “—Original Issue Discount—Short-Term Debt Securities” or “—Market Discount,” or

•	attributable to changes in exchange rates as described below.

Capital gain of a noncorporate United States holder is generally taxed at preferential rates where the property is held for more than one year.

You must treat any portion of the gain or loss that you recognize on the sale or retirement of a debt security as ordinary income or loss to the extent attributable to changes in exchange rates. However, you only take exchange gain or loss into account to the extent of the total gain or loss you realize on the transaction.

Exchange of Amounts in Other Than U.S. Dollars

If you receive foreign currency as interest on your debt security or on the sale or retirement of your debt security, your tax basis in the foreign currency will equal its U.S. dollar value when the interest is received or at the time of the sale or retirement. If you purchase foreign currency, you generally will have a tax basis equal to the U.S. dollar value of the foreign currency on the date of your purchase. If you sell or dispose of a foreign currency, including if you use it to purchase debt securities or exchange it for U.S. dollars, any gain or loss recognized generally will be ordinary income or loss.

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Medicare Tax

A United States holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the United States holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the United States holder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A United States holder’s net investment income generally includes its interest income and its net gains from the disposition of debt securities, unless such interest income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a United States holder that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of the Medicare tax to your income and gains in respect of your investment in the debt securities.

Extendible, Indexed and Other Debt Securities

The applicable prospectus supplement will discuss any special United States federal income tax rules with respect to extendible debt securities, contingent foreign currency debt securities, debt securities the payments on which are determined by reference to the value of any index or stock and debt securities that are subject to the rules governing contingent payment obligations.

Treasury Regulations Requiring Disclosure of Reportable Transactions

Treasury regulations require United States taxpayers to report certain transactions that give rise to a loss in excess of certain thresholds (a “Reportable Transaction”). Under these regulations, if the debt securities are denominated in, or linked to, a foreign currency, a United States holder that recognizes a loss with respect to the debt securities that is characterized as an ordinary loss due to changes in currency exchange rates (under any of the rules discussed above) would be required to report the loss on Internal Revenue Service Form 8886 (Reportable Transaction Statement) if the loss exceeds the thresholds set forth in the regulations. For individuals and trusts, this loss threshold is $50,000 in any single taxable year. For other types of taxpayers and other types of losses, the thresholds are higher. You should consult with your tax advisor regarding any tax filing and reporting obligations that may apply in connection with acquiring, owning and disposing of debt securities.

Foreign Account Tax Compliance Withholding

Certain non-U.S. financial institutions must comply with information reporting requirements or certification requirements in respect of their direct and indirect United States shareholders and/or United States accountholders to avoid becoming subject to withholding on certain payments. UBS and other non-U.S. financial institutions may accordingly be required to report information to the Internal Revenue Service regarding the holders of debt securities and to withhold on a portion of payments under the debt securities to certain holders that fail to comply with the relevant information reporting requirements (or hold debt securities directly or indirectly through certain non-compliant intermediaries). However, such withholding would generally not apply to payments made before January 1, 2019. Moreover, such withholding would only apply to debt securities issued at least six months after the date on which final regulations implementing such rule are enacted. Holders are urged to consult their own tax advisors and any banks or brokers through which they will hold debt securities as to the consequences (if any) of these rules to them.

Information with Respect to Foreign Financial Assets

Owners of “specified foreign financial assets” with an aggregate value in excess of $50,000 (and in some circumstances, a higher threshold) may be required to file an information report with respect to such assets with their

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tax returns. “Specified foreign financial assets” may include financial accounts maintained by foreign financial institutions (which would include debt of a foreign financial institution that is not regularly traded on an established securities market, and thus may include your debt securities), as well as any of the following but only if they are held for investment and not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-United States persons, (ii) financial instruments and contracts that have non-United States issuers or counterparties, and (iii) interests in foreign entities. Holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the debt securities.

Backup Withholding and Information Reporting

If you are a noncorporate United States holder, information reporting requirements, on Internal Revenue Service Form 1099, generally will apply to payments of principal, any premium and interest on a debt security within the United States, and the payment of proceeds to you from the sale of a debt security effected at a United States office of a broker. Information reporting may also apply in respect of any OID that accrues on a debt security.

Additionally, backup withholding may apply to such payments if you fail to comply with applicable certification requirements or (in the case of interest payments) are notified by the Internal Revenue Service that you have failed to report all interest and dividends required to be shown on your federal income tax returns.

Payment of the proceeds from the sale of a debt security effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, a sale effected at a foreign office of a broker could be subject to information reporting in the same manner as a sale within the United States (and in certain cases may be subject to backup withholding as well) if (i) the broker has certain connections to the United States, (ii) the proceeds or confirmation are sent to the United States or (iii) the sale has certain other specified connections with the United States.

You generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed your income tax liability by filing a refund claim with the Internal Revenue Service.

Taxation of Warrants

U.S. tax considerations with respect to warrants will be discussed in an applicable prospectus supplement.

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Tax Considerations Under the Laws of Switzerland

General

Unless as otherwise stated in the applicable prospectus supplement, this section describes the principal tax consequences under the laws of Switzerland for non-Swiss investors (i.e., for investors who are not residents of Switzerland and have no permanent establishment or fixed place of business situated in Switzerland for Swiss tax purposes) of acquiring, owning or disposing of debt securities and warrants issued and booked by a non-Swiss branch of UBS AG, which has the status of a bank and the proceeds from which are used outside Switzerland. This summary does not address the tax treatment of Swiss investors (i.e., for investors who are residents of Switzerland or have a permanent establishment or fixed place of business situated in Switzerland for Swiss tax purposes). The tax information set forth below is based on the opinion of Homburger AG, Zürich, Switzerland, dated June 11, 2018, and has been approved by them for its accuracy.

The following is a summary based on legislation as of the date of this prospectus and does not aim to be a comprehensive description of all the Swiss tax considerations that may be relevant to a decision to invest in debt securities and warrants. The tax treatment for each debt-holder and warrant-holder depends on the particular situation. All holders and prospective holders are advised to consult their own professional tax advisors in light of their particular circumstances as to the Swiss tax legislation that could be relevant for them in connection with the purchase, ownership and disposition of debt securities and warrants and the consequences of such actions under the tax legislation of Switzerland.

Swiss Income and Wealth Tax

Holders of debt securities and warrants who are not residents of Switzerland and have not engaged in a trade or business through a permanent establishment or fixed place of business situated in Switzerland to which the debt securities and warrants are attributable or to which the debt securities and warrants belong will not be subject to any Swiss federal, cantonal or communal corporate or individual income and capital or wealth tax or capital gains tax on the holding and disposition of the debt securities and warrants or the exercise of warrants.

Issuance Stamp Tax

Under the condition that UBS AG will book the debt securities and warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and the warrants in Switzerland, the issuance of the debt securities and warrants will not be a taxable event for Swiss issuance stamp tax purposes.

Withholding Tax

Under the condition that UBS AG will book the debt securities or warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and warrants in Switzerland, the payment of interest on and the redemption of debt securities or warrants and the exercise of warrants is not subject to Swiss withholding tax.

On 4 November 2015 the Swiss Federal Council announced that it had mandated the Swiss Federal Finance Department to appoint a group of experts to prepare a proposal for a reform of the Swiss withholding tax system. The proposal is expected to, among other things, replace the current debtor-based regime applicable to interest payments with a paying agent-based regime for Swiss withholding tax. This paying agent-based regime is expected to be similar to the one contained in the draft legislation published by the Swiss Federal Council on 17 December 2014, which was subsequently withdrawn on 24 June 2015. If such a new paying-agent based regime were to be enacted, and were to result in the deduction or withholding of Swiss withholding tax on any interest payments in respect of debt securities or warrants by any person other than the Issuer, the holder of such debt security or warrant would not be entitled to receive any additional amounts as a result of such deduction or withholding under the terms of the debt securities or warrants, as the case may be.

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Tax Considerations Under the Laws of Switzerland

Securities Turnover Tax

Dealings in debt securities or warrants where a bank or another securities dealer in Switzerland (as defined in the Swiss Federal Stamp Tax Act) acts as an intermediary, or is a party, to the transaction, may be subject to Swiss federal stamp tax on the turnover in securities at an aggregated rate of up to 0.3 percent of the purchase price of the debt securities or warrants. A branch of UBS AG situated, or a subsidiary of UBS AG resident, outside Switzerland will not be a Swiss securities dealer under the Swiss Federal Stamp Tax Act.

Swiss Facilitation of the Implementation of the U.S. Foreign Account Tax Compliance Act

Switzerland has concluded an intergovernmental agreement with the U.S. to facilitate the implementation of FATCA. The agreement ensures that the accounts held by U.S. persons with Swiss financial institutions are disclosed to the U.S. tax authorities either with the consent of the account holder or by means of group requests within the scope of administrative assistance. Information will not be transferred automatically in the absence of consent, and instead will be exchanged only within the scope of administrative assistance on the basis of the double taxation agreement between the U.S. and Switzerland. On October 8, 2014, the Swiss Federal Council approved a mandate for negotiations with the U.S. on changing the current direct-notification-based regime to a regime where the relevant information is sent to the Swiss Federal Tax Administration, which in turn provides the information to the U.S. tax authorities. The new regime may come into force earliest in 2018.

Automatic Exchange of Information in Tax Matters

On November 19, 2014, Switzerland signed the Multilateral Competent Authority Agreement (the “MCAA”). The MCAA is based on article 6 of the OECD/Council of Europe administrative assistance convention and is intended to ensure the uniform implementation of Automatic Exchange of Information (the “AEOI”). The Federal Act on the International Automatic Exchange of Information in Tax Matters (the “AEOI Act”) entered into force on January 1, 2017. The AEOI Act is the legal basis for the implementation of the AEOI standard in Switzerland.

The AEOI is being introduced in Switzerland through bilateral agreements or multilateral agreements. The agreements have, and will be, concluded on the basis of guaranteed reciprocity, compliance with the principle of speciality (i.e. the information exchanged may only be used to assess and levy taxes (and for criminal tax proceedings)) and adequate data protection.

Based on such multilateral or bilateral agreements and the implementing laws of Switzerland, Switzerland collects and exchanges data in respect of financial assets, including, as the case may be, debt securities and warrants, held in, and income derived thereon and credited to, accounts or deposits with a paying agent in Switzerland for the benefit of individuals resident in a EU member state or in a treaty state.

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Benefit Plan Investor Considerations

A fiduciary of a pension, profit-sharing or other employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plan (collectively, “ERISA Plans”), should consider the fiduciary standards of ERISA in the context of the ERISA Plan’s particular circumstances before authorizing an investment in the debt securities and warrants. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan, and whether the investment would involve a prohibited transaction under ERISA or the U.S. Internal Revenue Code (the “Code”).

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts (“IRAs”), Keogh plans and any other plans that are subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to the Plan. A violation of these prohibited transaction rules may result in excise tax or other liabilities under ERISA or the Code for those persons, unless exemptive relief is available under an applicable statutory, regulatory or administrative exemption. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) (“Non-ERISA Arrangements”) are not subject to the requirements of Section 406 of ERISA or Section 4975 of the Code but may be subject to similar provisions under applicable federal, state, local, non-U.S. or other laws (“Similar Laws”).

The acquisition of debt securities and warrants by a Plan with respect to which we, UBS Securities LLC, UBS Financial Services Inc., underwriters, dealers and agents or any of their or our affiliates (collectively, the “Transaction Parties”) may be parties in interest or disqualified persons may result in a prohibited transaction under ERISA or Section 4975 of the Code, unless the debt securities and warrants are acquired pursuant to an applicable exemption. The U.S. Department of Labor has issued five prohibited transaction class exemptions, or “PTCEs”, that may provide exemptive relief if required for direct or indirect prohibited transactions that may arise from the purchase or holding of debt securities and warrants. These exemptions are PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers), PTCE 90-1 (for certain transactions involving insurance company pooled separate accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 95-60 (for transactions involving certain insurance company general accounts), and PTCE 96-23 (for transactions managed by in-house asset managers). In addition, ERISA Section 408(b)(17) and Section 4975(d)(20) of the Code may provide an exemption for the purchase and sale of debt securities and warrants offered hereby, provided that neither the issuer of securities offered hereby nor any of its affiliates have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Plan involved in the transaction, and provided further that the Plan pays no more and receives no less than “adequate consideration” in connection with the transaction (the “service provider exemption”). There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Any purchaser or holder of debt securities and warrants or any interest therein will be deemed to have represented by its purchase and holding or conversion of debt securities and warrants offered hereby that it either (1) is not a Plan or a Non-ERISA Arrangement and is not purchasing the debt securities and warrants on behalf of or with the assets of any Plan or Non-ERISA Arrangement or (2) the purchase or holding of the debt securities and warrants will not result in a non-exempt prohibited transaction or a similar violation under any applicable Similar Laws.

Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is important that fiduciaries or other persons considering purchasing debt securities and warrants on behalf of or with the assets of any Plan or Non-ERISA Arrangement consult with their counsel regarding the availability of exemptive relief under any of the PTCEs listed above, the service provider exemption or the potential consequences of any purchase or holding under Similar Laws, as applicable. Purchasers of debt securities and warrants have exclusive responsibility for ensuring that their purchase and holding of debt securities and warrants do not violate the fiduciary or prohibited transaction rules of ERISA or the Code or any similar provisions of Similar

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Benefit Plan Investor Considerations

Laws. The sale of any debt securities and warrants to a Plan or Non-ERISA Arrangement is in no respect a representation by us or any of our affiliates or representatives that such an investment meets all relevant legal requirements with respect to investments by any such Plans or Non-ERISA Arrangements generally or any particular Plan or Non-ERISA Arrangement or that such investment is appropriate for such Plans or Non-ERISA Arrangements generally or any particular Plan or Non-ERISA Arrangement.

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Plan of Distribution

Plan of Distribution for the Initial Offer and Sale of Securities

We plan to issue the securities under a distribution agreement with UBS Securities LLC and UBS Financial Services Inc., as the agents. We have filed a copy of the form of distribution agreement with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. Subject to certain conditions, the agents would agree to use their reasonable efforts to solicit purchases of the securities. We would have the right to accept offers to purchase securities and may reject any proposed purchase of the securities. The agents may also reject any offer to purchase securities. We would pay the agents a commission on any securities sold through the agents. In accordance with Rule 5110 of the Financial Industry Regulatory Authority, Inc. (“FINRA”), in no situation will underwriting compensation exceed 8% of the principal amount of the securities.

UBS Securities LLC and UBS Financial Services Inc. are affiliates of UBS. Rule 5121 of FINRA imposes certain requirements when a FINRA member such as UBS Securities LLC or UBS Financial Services Inc. distributes an affiliated company’s securities. UBS Securities LLC and UBS Financial Services Inc. have advised UBS that this offering will comply with the applicable requirements of Rule 5121.

We may also sell securities to the agents who will purchase the securities as principal for their own accounts. In that case, the agents will purchase the securities at a price equal to the issue price specified in the applicable prospectus supplement, less a discount. The discount will equal the applicable commission on an agency sale of securities with the same stated maturity.

The agents may resell any securities they purchase as principal to other brokers or dealers at a discount, which may include all or part of the discount the agents received from us. If all the securities are not sold at the initial offering price, the agents may change the offering price and the other selling terms.

We may also sell securities directly to investors. We will not pay commissions on securities we sell directly.

The agents, whether acting as agent or principal, may be deemed to be “underwriters” within the meaning of the Securities Act of 1933. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act.

If the agents sell securities to dealers who resell to investors and the agents pay the dealers all or part of the discount or commission they receive from us, those dealers may also be deemed to be “underwriters” within the meaning of the Securities Act.

In connection with an offering, the agents may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by an agent of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.

The agents may also impose a penalty bid. This occurs when a particular agent repays to the agents a portion of the discount received by it because the agents have repurchased securities sold by or for the account of that agent in stabilizing or short-covering transactions.

These activities by the agents may stabilize, maintain or otherwise affect the market price of the securities. As a result, the price of the securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the agents at any time. These transactions may be effected on an exchange or automated quotation system, if the securities are listed on that exchange or admitted for trading on that automated quotation system, or in the over-the-counter market or otherwise.

The purchase price of the securities will be required to be paid in immediately available funds in New York City, unless otherwise indicated in your prospectus supplement.

We may appoint agents other than or in addition to UBS Securities LLC and UBS Financial Services Inc. with respect to the securities. Any other agents will be named in the applicable prospectus supplements and those agents will enter

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Plan of Distribution

into the distribution agreement referred to above. The other agents may be affiliates or customers of UBS and may engage in transactions with and perform services for UBS in the ordinary course of business. UBS Securities LLC and UBS Financial Services Inc. may resell securities to or through another of our affiliates, as selling agents.

The securities are a new issue of securities, and there will be no established trading market for any security before its original issue date. We may or may not list the securities on a securities exchange or quotation system. We have been advised by UBS Securities LLC and UBS Financial Services Inc. that they intend to make a market in the securities. However, neither UBS Securities LLC, UBS Financial Services Inc. nor any of our other affiliates nor any other agent named in your prospectus supplement that makes a market is obligated to do so and any of them may stop doing so at any time without notice. No assurance can be given as to the liquidity or trading market for the securities.

Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Your prospectus supplement may provide that the original issue date for your securities may be more than two scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the second business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than three scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.

The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended (“MiFID II”); (ii) a customer within the meaning of Directive 2002/92/EC, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC, as amended. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Market-Making Resales by Affiliates

This prospectus may be used by UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS in connection with offers and sales of the securities in market-making transactions. In a market-making transaction, each of UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may resell a security it acquires from other holders, after the original offering and sale of the security. Resales of this kind may occur in the open market or may be privately negotiated at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may act as principal or agent, including as agent for the counterparty in a transaction in which it acts as principal, or as agent for both counterparties in a transaction in which it does not act as principal. UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may receive compensation in the form of discounts and commissions, including from both counterparties in some cases.

The securities to be sold in market-making transactions include securities to be issued after the date of this prospectus as well as securities previously issued.

UBS does not expect to receive any proceeds from market-making transactions other than those it undertakes on its own. UBS does not expect that UBS Securities LLC, UBS Financial Services Inc. or any other affiliate that engages in these transactions will pay any proceeds from its market-making resales to UBS.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Unless UBS or an agent informs you in your confirmation of sale that your security is being purchased in its original offering and sale, you may assume that you are purchasing your security in a market-making transaction.

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Plan of Distribution

Matters Relating to Initial Offering and Market-Making Resales

In this prospectus, the term “this offering” means the initial offering of the securities made in connection with their original issuance. This term does not refer to any subsequent resales of securities in market-making transactions.

Conflicts of Interest

Each of UBS Securities LLC and UBS Financial Services Inc. is an affiliate of UBS and, as such, has a “conflict of interest” in any offering of the securities within the meaning of Rule 5121. Consequently, any offering of the securities will be conducted in compliance with the provisions of Rule 5121. Neither UBS Securities LLC nor UBS Financial Services Inc. will be permitted to sell securities in any offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

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Validity of the Securities

In connection with particular offerings of the securities in the future, and if stated in the applicable prospectus supplement, the validity of those securities may be passed upon for UBS AG by Sullivan & Cromwell LLP as to matters of New York law and by Homburger AG as to matters of Swiss law, and for any underwriters or agents by Sullivan & Cromwell LLP or other counsel named in the applicable prospectus supplement.

Experts

Ernst & Young Ltd, independent registered public accounting firm, has audited UBS’s consolidated financial statements included in UBS’s Annual Report on Form 20-F for the year ended December 31, 2017, and the effectiveness of UBS’s internal control over financial reporting as of December 31, 2017, as set forth in their reports, which are incorporated by reference in the prospectuses and elsewhere in the registration statement. UBS’s financial statements are incorporated by reference in reliance on Ernst & Young Ltd’s reports, given on their authority as experts in accounting and auditing.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 11, 2018

PRELIMINARY PROSPECTUS

UBS AG

UBS SWITZERLAND AG

DEBT SECURITIES AND

WARRANTS

UBS AG from time to time may offer to sell debt securities and warrants.

UBS AG may offer and sell these securities to or through one or more underwriters, dealers and agents, including the firms named below, or directly to purchasers, on a delayed or continuous basis.

This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in the applicable prospectus supplement.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction.

UBS AG may use this prospectus in the initial sale of the securities. In addition, UBS AG, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS AG may use this prospectus in market-making transactions involving the securities or similar securities after their initial sale. Unless UBS AG or its agent informs the purchaser otherwise in the confirmation of sale, this prospectus is being used in a market-making transaction.

Effective upon the date of the transfer by UBS AG to UBS Switzerland AG of UBS AG’s Retail & Corporate and Wealth Management business booked in UBS AG’s booking center in Switzerland (the “Transfer Date”), UBS Switzerland AG became a co-obligor of the debt securities and warrants previously issued by UBS AG to which this prospectus relates and which securities were initially registered, and were initially offered and sold, under a registration statement previously filed by UBS AG.

From and after the Transfer Date, all references in this prospectus and related prospectus supplements to UBS AG relating to UBS AG’s obligations under and with respect to the debt securities and warrants with respect to the due and punctual payment of the principal of and any premium, interest and other amounts payable on, under or in respect of such securities and the due performance and observance of every covenant of the indenture to be performed or observed by UBS AG with respect to such securities, shall also refer to UBS Switzerland AG, as co-obligor of such securities.

UBS Investment Bank	UBS Financial Services Inc.

The date of this Prospectus is             , 2018

CERTAIN TERMS

In this prospectus:

•	when we refer to “UBS AG” or “us,” we mean UBS AG on a parent only basis.

•	when we refer to “UBS AG consolidated,” we mean UBS AG and its consolidated subsidiaries.

•	when we refer to “UBS” or “Group,” we mean UBS Group AG and its consolidated subsidiaries. Certain disclosures contained herein are presented for UBS Group AG and its consolidated subsidiaries. The information presented does not differ materially from UBS AG and its consolidated subsidiaries.

•	when we refer to “USD,” we mean United States dollars.

•	when we refer to “CHF,” we mean Swiss francs.

i

Introduction

The Securities We Are Offering

We may offer debt securities and warrants from time to time. When we use the term “securities” in this prospectus, we mean any of the securities we may offer with this prospectus, unless we say otherwise. This prospectus, including the following summary, describes the general terms that may apply to the securities; the specific terms of any particular securities that we may offer will be described in a separate supplement to this prospectus. If there are differences between this prospectus and your prospectus supplement, your prospectus supplement will control.

Debt Securities

For any particular debt securities we offer, the applicable prospectus supplement will describe the specific designation, the aggregate principal or face amount and the purchase price; the stated maturity; the redemption terms, if any; the rate or manner of calculating the rate and payment dates for interest, if any; the amount, or manner of calculating the amount, payable at maturity and whether that amount may be paid by delivering cash, securities or other property; the terms on which the debt securities may be convertible into or exercisable or exchangeable for common stock or other securities of issuers other than UBS AG, if any; whether the obligations of UBS AG under the debt securities are secured by any form of collateral or credit support and, if so, its nature and terms; and any other specific terms.

The debt securities are not deposit liabilities of UBS AG and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, Switzerland or any other jurisdiction. We will issue the debt securities under a debt indenture between us and U.S. Bank Trust National Association, as trustee.

Warrants

We may offer two types of warrants:

•	warrants to purchase our debt securities; and

•	warrants to purchase or sell, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

For any particular warrants we offer, the applicable prospectus supplement will describe the underlying property; the expiration date; the exercise price or the manner of determining the exercise price; the amount and kind, or the manner of determining the amount and kind, of property to be delivered by you or us upon exercise; and any other specific terms. We may issue the warrants under a warrant indenture between us and U.S. Bank Trust National Association, or under warrant agreements between us and one or more other warrant agents that will be named in the applicable prospectus supplement.

Co-obligation of UBS Switzerland AG

Effective upon the date of the transfer by UBS AG to UBS Switzerland AG, on the Transfer Date, of UBS AG’s Retail & Corporate and Wealth Management business booked in UBS AG’s booking center in Switzerland, UBS Switzerland AG became a co-obligor of the debt securities and warrants previously issued by UBS AG to which this prospectus relates and which securities were initially registered, and were initially offered and sold, under a registration statement previously filed by UBS AG. As a result of the assumption of the co-obligation by UBS Switzerland AG on the Transfer Date, UBS Switzerland AG will be fully, unconditionally and irrevocably liable, jointly and severally, with UBS AG, for UBS AG’s obligations under and with respect to the debt securities and warrants with respect to the due and punctual payment of the principal of and any premium, interest and other amounts payable on, under or in respect of such securities and the due performance and observance of every covenant of the indenture to be performed or observed by UBS AG with respect to such securities.

Form of Securities

We will issue the securities in book-entry form through one or more depositaries, such as The Depository Trust Company, Euroclear or Clearstream, named in the applicable prospectus supplement. Each sale of a security in book-entry form will settle in immediately available funds through the depositary, unless otherwise stated. In most cases, we will issue the securities only in registered form, without coupons, although we may issue the securities in bearer form if so specified in the applicable prospectus supplement.

Payment Currencies

Amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless the applicable prospectus supplement says otherwise.

If any securities are to be listed or quoted on a securities exchange or quotation system, the applicable prospectus supplement will say so.

Use of Proceeds

We intend to use the net proceeds from the sales of securities to provide additional funds for our operations and for other general corporate purposes outside of Switzerland.

Plan of Distribution

The securities will be offered in connection with their initial issuance or in market-making transactions by us or our affiliates after initial issuance. Those offered in market-making transactions may be securities that we will not issue until after the date of this prospectus as well as securities that we have previously issued.

When we issue new securities, we may offer them for sale to or through underwriters, dealers and agents, including our affiliates, or directly to purchasers. The applicable prospectus supplement will include any required information about the firms we use and the discounts or commissions we may pay them for their services.

Our affiliates that we refer to above may include, among others, UBS Securities LLC and UBS Financial Services Inc.

Branches

We expect the securities will be booked through our Jersey branch, our London branch, or such other branch as is specified in the applicable prospectus supplement.

Conflicts of Interest

Each of UBS Securities LLC and UBS Financial Services Inc. is an affiliate of UBS and, as such, has a “conflict of interest” in any offering of the securities within the meaning of Rule 5121 of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Consequently, any offering of the securities will be conducted in compliance with the provisions of Rule 5121. Neither UBS Securities LLC nor UBS Financial Services Inc. will be permitted to sell securities in any offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

Risk Factors Relating to UBS and Other Considerations Relating to the Securities

The securities are not bank deposits: An investment in the securities carries risks which are very different from the risk profile of a bank deposit placed with UBS or its affiliates. The securities have different yield and/or return, liquidity and risk profiles and would not benefit from any protection provided to deposits.

For a discussion of important business and financial risks relating to UBS, please see “Risk Factors” in Part I, Item 3D of our Annual Report on Form 20-F for the fiscal year ended December 31, 2017, which is incorporated in this prospectus by reference (and in any of our annual or quarterly reports for a subsequent fiscal period that are so incorporated).

There are a number of considerations that you should take into account prior to investing in the securities. Please read “Considerations Relating to Indexed Securities” and “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” for more information.

Cautionary Note Regarding Forward-Looking Statements

This prospectus and the documents incorporated by reference herein contain statements that constitute “forward-looking statements,” including but not limited to management’s outlook for UBS’s financial performance and statements relating to the anticipated effect of transactions and strategic initiatives on UBS’s business and future development. While these forward-looking statements represent UBS’s judgments and expectations concerning the matters described, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from UBS’s expectations. These factors include, but are not limited to: (1) the degree to which UBS is successful in the ongoing execution of its strategic plans, including its cost reduction and efficiency initiatives and its ability to manage its levels of risk-weighted assets (RWA), including to counteract regulatory-driven increases, leverage ratio denominator, liquidity coverage ratio and other financial resources, and the degree to which UBS is successful in implementing changes to its wealth management businesses to meet changing market, regulatory and other conditions; (2) continuing low or negative interest rate environment, developments in the macroeconomic climate and in the markets in which UBS operates or to which it is exposed, including movements in securities prices or liquidity, credit spreads, and currency exchange rates, and the effects of economic conditions, market developments, and geopolitical tensions on the financial position or creditworthiness of UBS’s clients and counterparties as well as on client sentiment and levels of activity; (3) changes in the availability of capital and funding, including any changes in UBS’s credit spreads and ratings, as well as availability and cost of funding to meet requirements for debt eligible for total loss-absorbing capacity (TLAC); (4) changes in or the implementation of financial legislation and regulation in Switzerland, the U.S., the UK and other financial centers that may impose, or result in, more stringent or entity-specific capital, TLAC, leverage ratio, liquidity and funding requirements, incremental tax requirements, additional levies, limitations on permitted activities, constraints on remuneration, constraints on transfers of capital and liquidity and sharing of operational costs across the Group or other measures, and the effect these would have on UBS’s business activities; (5) the degree to which UBS is successful in implementing further changes to its legal structure to improve its resolvability and meet related regulatory requirements, including changes in legal structure and reporting required to implement US enhanced prudential standards, and the potential need to make further changes to the legal structure or booking model of the Group in response to legal and regulatory requirements, to proposals in Switzerland and other jurisdictions for mandatory structural reform of banks or systemically important institutions or to other external developments, and the extent to which such changes will have the intended effects; (6) uncertainty as to the extent to which the Swiss Financial Market Supervisory Authority (FINMA) will confirm limited reductions of gone concern requirements due to measures to reduce resolvability risk; (7) the uncertainty arising from the timing and nature of the UK exit from the EU and the potential need to make changes in UBS’s legal structure and operations as a result of it; (8) changes in UBS’s competitive position, including whether differences in regulatory capital and other requirements among the major financial centers will adversely affect UBS’s ability to compete in certain lines of business; (9) changes in the standards of conduct applicable to UBS’s businesses that may result from new regulation or new enforcement of existing standards, including recently enacted and proposed measures to impose new and enhanced duties when interacting with customers and in the execution and handling of customer transactions; (10) the liability to which UBS may be exposed, or possible constraints or sanctions that regulatory authorities might impose on UBS, due to litigation, contractual claims and regulatory investigations, including the potential for disqualification from certain businesses or loss of licenses or privileges as a result of regulatory or other governmental sanctions, as well as the effect that litigation, regulatory and similar matters have on the operational risk component of our RWA; (11) the effects on UBS’s cross-border banking business of tax or regulatory developments and of possible changes in UBS’s policies and practices relating to this business; (12) UBS’s ability to retain and attract the employees necessary to generate revenues and to manage, support and control its businesses, which may be affected by competitive factors including differences in compensation practices; (13) changes in accounting or tax standards or policies, and determinations or interpretations affecting the recognition of gain or loss, the valuation of goodwill, the recognition of deferred tax assets and other matters; (14) UBS’s ability to implement new technologies and business methods, including digital services and technologies and ability to successfully compete with both existing and new financial service providers, some of which may not be regulated to the same extent; (15) limitations on the effectiveness of UBS’s internal processes for risk management, risk control, measurement and modeling, and of financial models generally; (16) the occurrence of operational failures, such as fraud, misconduct, unauthorized trading, financial crime, cyber-attacks, and systems failures; (17) restrictions on the ability of UBS AG to make payments or distributions, including due to restrictions on the ability of its subsidiaries to make loans or distributions, directly or indirectly, or, in the case of financial difficulties, due to the exercise by FINMA or the regulators of UBS’s operations in other countries of their broad statutory powers in relation to protective measures, restructuring and liquidation proceedings; (18) the degree to which changes in regulation, capital or legal structure, financial results or other factors, may affect UBS’s ability to maintain its stated capital return objective; and (19) the effect that these or other factors or unanticipated events may have on our reputation and the additional consequences that this may have on our business and performance. The sequence in which the factors above are presented is not indicative of their likelihood of occurrence or the potential magnitude of their consequences. Our business and financial performance could be affected by other factors identified in our past and future filings and reports, including those filed with the SEC. More detailed information about these factors is set forth in documents furnished by UBS and filings made by UBS with the SEC, including UBS’s Annual Report on Form 20-F for the year ended December 31, 2017. UBS is not under any obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Incorporation of Information About UBS AG

The SEC allows us to “incorporate by reference” into this prospectus the information that we file with them, which means that:

•	The incorporated documents are considered part of this prospectus.

•	We can disclose important information to you by referring you to those documents.

•	Information that we file with the SEC from time to time will automatically be considered to update and supersede the information in this prospectus.

We incorporate by reference in this prospectus:

•	UBS AG’s Annual Report on Form 20-F for the year ended December 31, 2017, which UBS AG filed with the SEC on March 9, 2018 (“Annual Report 2017”); and

•	UBS AG’s Reports of Foreign Issuer on Form 6-K, which UBS AG filed with the SEC on March 9, 2018 (only first three reports filed on such date), March 26, 2018, April 3, 2018 (two reports), April 23, 2018 (only first report filed on such date), April 27, 2018 (two reports) and May 3, 2018.

All subsequent reports that we file on Form 20-F under the Securities Exchange Act of 1934 prior to the termination of this offering will also be deemed to be incorporated by reference into this prospectus. We may also incorporate any other Form 6-K that we submit to the SEC on or after the date of this prospectus and prior to the termination of this offering if the Form 6-K filing specifically states that it is incorporated by reference into the registration statement of which this prospectus forms a part.

Any statement in this prospectus contained in a document incorporated or deemed to be incorporated by reference into this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement in this prospectus or in any later filed document modifies or supersedes that statement. Any statement that is modified or superseded in this manner will no longer be a part of this prospectus, except as modified or superseded.

You (including any beneficial owner) may request a copy, at no cost, of any or all of the documents that are incorporated by reference into this prospectus, excluding exhibits (other than those that we specifically incorporate by reference into the documents that you request) by contacting us, orally or in writing, at the following address:

UBS AG

Investor Relations

Bahnhofstrasse 45

P.O. Box

CH-8098 Zurich

Switzerland

Phone:  +41-44-234 41 00

Fax:  +41-44-234 34 15

E-mail:  SH-investorrelations@ubs.com

Internet:  www.ubs.com/investor-relations

Where You Can Find More Information

UBS AG files periodic reports and other information with the SEC. You may read and copy any document that UBS AG files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its public reference room. The SEC also maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements, and other information about issuers like UBS AG that file electronically with the SEC.

We have filed a registration statement under the Securities Act of 1933 on Form F-3 with the SEC covering the securities. For further information about the securities and UBS, you should review our registration statement, its exhibits and the documents incorporated by reference into this prospectus. This prospectus summarizes material provisions of the contracts and other documents that we refer you to. Since this prospectus may not contain all the information that you may find important, you should review the full text of these documents. We have included copies of these documents as exhibits to our registration statement.

Presentation of Financial Information

The UBS AG consolidated financial statements, which are incorporated by reference into this prospectus, have been prepared in accordance with International Financial Reporting Standards and are denominated in Swiss francs, or “CHF,” the legal tender of Switzerland.

The tables below set forth, for the periods and dates indicated, information concerning the noon buying rate for the Swiss franc, expressed in United States dollars or “USD,” per one Swiss franc. The “noon buying rate” is the rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York. On May 31, 2018, the noon buying rate was 1.0158 USD per 1 CHF.

	(USD per 1 CHF)
Year ended December 31,	High	Low	Average rate(1)	At period end
2013	1.1292	1.0190	1.0826	1.1231
2014	1.1478	1.0066	1.0893	1.0066
2015	1.1781	0.9704	1.0368	0.9983
2016	1.0487	0.9677	1.0128	0.9843
2017	1.0575	0.9741	1.0205	1.0269
Three months ended March 31, 2018	1.0832	1.0171	1.0607	1.0491

Month	High	Low
January 2018	1.0728	1.0171
February 2018	1.0832	1.0595
March 2018	1.0663	1.0460
April 2018	1.0462	1.0090
May 2018	1.0158	0.9958

(1)	The average of the noon buying rates on the last business day of each full month during the relevant period.

Limitations on Enforcement of U.S. Laws Against UBS AG, Its Management and Others

UBS AG is a Swiss bank. Many of its directors and executive officers, including the majority of the persons who signed the registration statement of which this prospectus is a part, and certain experts named in this prospectus, are resident outside the United States, and all or a substantial portion of our assets and the assets of those persons are located outside the United States. As a result, it may be difficult for you to serve legal process on UBS AG or its management or have any of them appear in a U.S. court. We have been advised by UBS AG internal counsel that there is doubt as to the enforceability in Switzerland, in original actions or in actions for enforcement of judgments of U.S. courts, of liabilities based solely on the federal securities laws of the United States.

UBS

OVERVIEW

UBS provides financial advice and solutions to private, institutional and corporate clients worldwide, as well as private clients in Switzerland. The operational structure of the Group is comprised of the Corporate Center and the business divisions: Global Wealth Management, Personal & Corporate Banking, Asset Management and the Investment Bank. UBS’s strategy is centered on its leading global wealth management business and its premier universal bank in Switzerland, which are enhanced by Asset Management and the Investment Bank. UBS focuses on businesses that, in its opinion, have a strong competitive position in their targeted markets, are capital efficient, and have an attractive long-term structural growth or profitability outlook.

On March 31, 2018, the UBS AG consolidated common equity tier 1 capital ratio1 was 13.2%, invested assets stood at CHF 3,155 billion and equity attributable to UBS AG shareholders was CHF 50,788 million. On the same date, UBS AG consolidated employed 46,433 people2.

For further information about UBS, including more detailed descriptions of the Business Groups and Corporate Center, see “Where You Can Find More Information.”

BUSINESS OVERVIEW

UBS operates as a group with the business divisions (Global Wealth Management, Personal & Corporate Banking, Asset Management and the Investment Bank) and a Corporate Center. Each of the business divisions and the Corporate Center are described below. A description of the Group’s strategy can be found under “Our strategy” in the “Operating environment and strategy” section of the Annual Report 2017. A description of the businesses, strategies, clients, organizational structures, products and services of the business divisions and the Corporate Center can also be found in the “Operating environment and strategy” section of the Annual Report 2017.

Global Wealth Management

On February 1, 2018, Wealth Management and Wealth Management Americas were combined into the unified business division Global Wealth Management. Global Wealth Management provides comprehensive advice and tailored financial services to wealthy private clients around the world. Its clients benefit from the full spectrum of resources that UBS as a global firm can offer, including investment management, wealth planning, banking and lending and corporate finance advice. Global Wealth Management’s model gives clients access to a wide range of products from the world’s leading third-party institutions that complement its own products.

Personal & Corporate Banking

Personal & Corporate Banking provides comprehensive financial products and services to private, corporate and institutional clients in Switzerland and is among the leading players in the private and corporate loan market in Switzerland, with a well-collateralized and conservatively managed lending portfolio. Its business is central to UBS’s universal bank delivery model in Switzerland. Personal & Corporate Banking works with the wealth management, investment bank and asset management businesses to ensure that clients receive the best products and solutions for their specific financial needs. Personal & Corporate Banking is also an important source of growth for other business divisions in Switzerland through client referrals. In addition, Personal & Corporate Banking manages a substantial part of UBS’s Swiss infrastructure and banking products platform, both of which are leveraged across the Group.

[1]	All figures based on the Swiss systemically relevant bank framework as of January 1, 2020. Refer to the “Capital Management” section of the Annual Report 2017, and the other UBS reports incorporated herein, for more information.
[2]	Full-time equivalents.

UBS

Asset Management

Asset Management provides investment management products and services, platform solutions and advisory support to institutions, wholesale intermediaries and wealth management clients around the world, with an onshore presence in 23 countries. Asset Management’s global investment capabilities include all major traditional and alternative asset classes.

Investment Bank

The Investment Bank is present in over 35 countries, with principal offices in all major financial centers, providing investment advice, financial solutions and capital markets access. It serves corporate, institutional and wealth management clients across the globe and partners with UBS’s wealth management, personal and corporate banking and asset management businesses. The business division is organized into Corporate Client Solutions and Investor Client Services, which also includes UBS Securities Research.

Corporate Center

Corporate Center is comprised of Services, Group Asset and Liability Management (“Group ALM”) and Non-core and Legacy Portfolio. Services consists of the Group Chief Operating Officer area (Group Corporate Services, Group Human Resources, Group Operations, Group Sourcing and Group Technology), Group Finance (excluding Group ALM), Group Legal, Group Risk Control, Group Communications and Branding, Group Regulatory and Governance, and UBS and Society. Group ALM manages the structural risks of UBS’s balance sheet, including interest rate risk in the banking book, currency risk and collateral risk, as well as the risks associated with the Group’s liquidity and funding portfolios. Group ALM also seeks to optimize the Group’s financial performance by matching assets and liabilities within the context of the Group’s liquidity, funding and capital targets and constraints. Group ALM serves all business divisions and other Corporate Center units through three main risk management areas, and its risk management is fully integrated into the Group’s risk governance framework. Non-core and Legacy Portfolio managers legacy positions from businesses exited by the Investment Bank, and is overseen by a committee chaired by the Group Chief Risk Officer.

CORPORATE INFORMATION

The legal and commercial name of the company is UBS AG. The company was incorporated under the name SBC AG on February 28, 1978, for an unlimited duration and entered in the Commercial Register of Canton Basel-City on that day. On December 8, 1997, the company changed its name to UBS AG. The company in its present form was created on June 29, 1998, by the merger of Union Bank of Switzerland (founded 1862) and Swiss Bank Corporation (founded 1872). UBS AG is entered in the Commercial Registers of Canton Zurich and Canton Basel-City. The registration number is CHE-101.329.561.

UBS AG is incorporated and domiciled in Switzerland and operates under art. 620ff. of the Swiss Code of Obligations as an Aktiengesellschaft, a corporation limited by shares.

According to article 2 of the articles of association of UBS AG dated April 26, 2018 (“Articles of Association”), the purpose of UBS AG is the operation of a bank. Its scope of operations extends to all types of banking, financial, advisory, trading and service activities in Switzerland and abroad. UBS AG may establish branches and representative offices as well as banks, finance companies and other enterprises of any kind in Switzerland and abroad, hold equity interests in these companies, and conduct their management. UBS AG is authorized to acquire, mortgage and sell real estate and building rights in Switzerland and abroad. UBS AG may borrow and invest money on the capital markets. UBS AG is part of the group of companies controlled by the group parent company UBS Group AG. It may promote the interests of the group parent company or other group companies. It may provide loans, guarantees and other kinds of financing and security for group companies.

The addresses and telephone numbers of UBS AG’s two registered offices and principal places of business are: Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, telephone +41 44 234 1111; and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, telephone +41 61 288 5050.

UBS

MEASURES TO MODIFY LEGAL STRUCTURE

Since 2014, UBS has undertaken a series of measures to improve the resolvability of the Group in response to too big to fail requirements in Switzerland and recovery and resolution regulation in other countries in which the Group operates.

In December 2014, UBS Group AG became the holding company of the UBS Group.

In June 2015, UBS AG transferred its Personal & Corporate Banking and Wealth Management businesses booked in Switzerland to UBS Switzerland AG, a banking subsidiary of UBS AG in Switzerland and we implemented a more self-sufficient business and operating model for UBS Limited, our investment banking subsidiary in the U.K. Also in 2015, we established UBS Business Solutions AG as a direct subsidiary of UBS Group AG to act as the Group service company and transferred the ownership of the majority of our existing service subsidiaries outside the U.S. to UBS Business Solutions AG. As of January 1, 2017, UBS completed the transfer of the shared service employees in the U.S. to the U.S. service company, UBS Business Solutions US LLC, a subsidiary of UBS AG. In the second quarter of 2017, UBS transferred shared services functions in Switzerland from UBS AG to UBS Business Solutions AG. UBS expects to complete the transfer of shared services function in the U.K. in the fourth quarter of 2017.

As of July 1, 2016, UBS Americas Holding LLC was designated as intermediate holding company for UBS’s U.S. subsidiaries as required under the enhanced prudential standards regulations pursuant to the Dodd-Frank Act. UBS Americas Holding LLC holds all of UBS’s U.S. subsidiaries and is subject to U.S. capital requirements, governance requirements and other prudential regulation.

In addition, UBS transferred the majority of the operating subsidiaries of Asset Management to UBS Asset Management AG during 2016. Furthermore, UBS merged its Wealth Management subsidiaries in Italy, Luxembourg (including its branches in Austria, Denmark and Sweden), the Netherlands and Spain into UBS Europe SE, to establish UBS’s new European legal entity which is headquartered in Frankfurt, Germany.

UBS established UBS Group Funding (Switzerland) AG in 2016 as a wholly owned direct subsidiary of UBS Group AG to issue loss-absorbing additional tier 1 (AT1) capital instruments and total loss-absorbing capacity (TLAC)-eligible senior unsecured debt, which are guaranteed by UBS Group AG. In the first half of 2017, UBS transferred then outstanding TLAC-eligible senior unsecured debt to UBS Group Funding (Switzerland) AG as the issuer.

UBS continues to consider further changes to the Group’s legal structure in response to regulatory requirements and other external developments, including the anticipated exit of the United Kingdom from the European Union. Such changes may include further consolidation of operating subsidiaries in the EU and adjustments to the booking entity or location of products and services.

For more information, refer to the “Our evolution” section of the Annual Report 2017, which is incorporated by reference into this prospectus, and to discussions of further updates contained in any subsequent report UBS files with or submits to the SEC on or after the date of this prospectus and prior to the termination of this offering that are incorporated by reference into this prospectus or the registration statement of which this prospectus forms a part, as described above under “Incorporation of Information About UBS AG”.

Swiss Regulatory Powers

If UBS AG experiences financial difficulties, FINMA has the power to open restructuring or liquidation proceedings in respect of, and/or impose protective measures in relation to, UBS AG, which proceedings or measures may have a material adverse effect on the terms and market value of the debt securities and the warrants and/or the ability of UBS AG to make payments thereunder.

Pursuant to the Swiss Banking Act, FINMA has broad statutory powers to take measures and actions in relation to UBS AG if (i) it concludes that there is justified concern that UBS AG is over-indebted or has serious liquidity problems or (ii) UBS AG fails to fulfil the applicable capital adequacy requirements (whether on a standalone or consolidated basis) after expiry of a deadline set by FINMA. If one of these pre-requisites is met, FINMA is authorized to open restructuring proceedings or liquidation (bankruptcy) proceedings in respect of, and/or impose protective measures in relation to, UBS AG. The Swiss Banking Act grants significant discretion to FINMA in connection with the aforementioned proceedings and measures. In particular, a broad variety of protective measures may be imposed by FINMA, including a bank moratorium or a maturity postponement, which measures may be ordered by FINMA either on a stand-alone basis or in connection with restructuring or liquidation proceedings.

The resolution regime of the Swiss Banking Act is further detailed in the FINMA Banking Insolvency Ordinance (“BIO-FINMA”). In a restructuring proceeding, FINMA, as resolution authority, is competent to approve the resolution plan. The resolution plan may, among other things, provide for (a) the transfer of all or a portion of UBS AG’s assets, debts, other liabilities and contracts (which may or may not include the contractual relationship between UBS AG and the holders) to another entity, (b) a stay (for a maximum of two business days) on the termination of contracts to which UBS AG is a party, and/or the exercise of (w) rights to terminate, (x) netting rights, (y) rights to enforce or dispose of collateral or (z) rights to transfer claims, liabilities or collateral under contracts to which UBS AG is a party, (c) the conversion of UBS AG’s debt and/or other obligations, including its obligations under the debt securities and the warrants, into equity (a “debt-to-equity” swap), and/or (d) the partial or full write-down of obligations owed by UBS AG (a “write-down”), including its obligations under the debt securities and the warrants. The BIO-FINMA provides that a debt-to-equity swap and/or a write-down of debt and other obligations (including the debt securities and the warrants) may only take place after (i) all debt instruments issued by UBS AG qualifying as additional tier 1 capital or tier 2 capital have been converted into equity or written-down, as applicable, and (ii) the existing equity of UBS AG has been fully cancelled. While the BIO-FINMA does not expressly address the order in which a write-down should occur, it states that debt-to-equity swaps should occur in the following order: first, all subordinated claims not qualifying as regulatory capital, second, all other claims not excluded by law from a debt-to-equity swap (other than deposits), and third, deposits (in excess of the amount privileged by law). However, given the broad discretion granted to FINMA as the resolution authority, any resolution plan in respect of UBS AG could provide that the claims under or in connection with the debt securities and the warrants will be partially or fully converted into equity or written-off, while preserving other obligations of UBS AG that rank pari passu with, or even junior to, UBS AG’s obligations under the debt securities and the warrants. Consequently, holders may lose all or some of their investment in such debt securities and warrants. In case of a restructuring of a systemically important bank (such as UBS AG), the creditors whose claims are affected by the resolution plan will not have a right to vote on, opt out of, or dismiss the resolution plan. In addition, if a resolution plan has been approved by FINMA, the rights of a creditor to seek judicial review of the resolution plan (e.g., on the grounds that the plan would unduly prejudice the holders’ rights or otherwise be in violation of the Swiss Banking Act) are very limited. In particular, a court may not suspend the approval of the resolution plan. In addition, if an objection of a creditor to the resolution plan is approved, the court can only award monetary compensation and cannot invalidate or override the resolution plan and there is currently no guidance as to on what basis such compensation would be calculated and how it would be funded.

As of the date of this prospectus, there is no clear guidance on what impact it would have on the rights of holders of the debt securities or warrants or the ability of UBS AG to make payments under the debt securities or warrants if one or several of the measures under the aforementioned insolvency regime were imposed in connection with a restructuring of UBS AG.

For a description of the regulation and supervision of UBS AG more generally, please see the Annual Report 2017 and the other documents incorporated by reference into this prospectus.

Use of Proceeds

We intend to use the proceeds from the sale of the securities to provide additional funds for our operations and for general corporate purposes outside of Switzerland. We will receive the net proceeds from sales of the securities made in connection with their original issuance and in connection with any market-making resales that UBS AG itself undertakes. We do not expect to receive any proceeds from resales of the securities by UBS Securities LLC, UBS Financial Services Inc. or any of our other affiliates in market-making transactions. We expect our affiliates to retain the proceeds of their market-making resales and not to pay the proceeds to us.

Description of Debt Securities We May Offer

Please note that in this section entitled “Description of Debt Securities We May Offer,” references to UBS, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. Also, in this section, references to “holders” and “you” mean those who own debt securities registered in their own names on the books that we or the trustee maintain for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

The Debt Indenture

As required by U.S. federal law for publicly offered bonds and notes, the debt securities are governed by a document called an indenture. The debt indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee.

The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe below under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you interest payments and notices.

See “—Our Relationship with the Trustee” below for more information about the trustee.

We May Issue Many Series of Debt Securities Under the Debt Indenture

We may issue as many distinct series of debt securities under the debt indenture as we wish. This section summarizes terms of the debt securities that apply generally to all series. The provisions of the debt indenture allow us not only to issue debt securities with terms different from those of debt securities previously issued under the debt indenture, but also to “reopen” a previous issue of a series of debt securities and issue additional debt securities of that series. Most of the financial and other specific terms of your series, will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

We may issue debt securities separately or together with other debt securities or with our warrants.

As you read this section, please remember that the specific terms of your debt security as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are any differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your debt security.

When we refer to a series of debt securities, we mean a series issued under the debt indenture. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the debt security you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Unless we indicate otherwise in your prospectus supplement, the debt securities we issue to you will be part of the series of debt securities referred to as our “medium-term notes, Series A.” The Series A notes are a single distinct series under the debt indenture, and we may issue Series A notes in such amounts, at such times and on such terms as we wish. The Series A notes will differ from one another, and from any other series, in their terms, but all of the Series A notes together will constitute a single series for all purposes under the debt indenture pursuant to which they will be issued.

Amounts That We May Issue

The debt indenture does not limit the aggregate amount of debt securities that we may issue or the number of series or the aggregate amount of any particular series. We have already issued Series A notes, many of which are currently

Description of Debt Securities We May Offer

outstanding. We intend to issue additional Series A notes, and may issue additional Series A notes at any time, without your consent and without notifying you. We may also issue debt securities and other securities at any time without your consent and without notifying you.

The debt indenture and the debt securities do not limit our ability to incur other indebtedness or to issue other securities. Also, we are not subject to financial or similar restrictions by the terms of the debt securities.

Principal Amount, Stated Maturity and Maturity

The principal amount of a debt security means the principal amount payable at its stated maturity, unless that amount is not determinable, in which case the principal amount of a debt security is its face amount.

The term “stated maturity” with respect to any debt security means the day on which the principal amount of your debt security is scheduled to become due. The principal may become due sooner, by reason of redemption or acceleration after a default or otherwise in accordance with the terms of the debt security. The day on which the principal actually becomes due, whether at the stated maturity or earlier, is called the “maturity” of the principal.

We also use the terms “stated maturity” and “maturity” to refer to the days when other payments become due. For example, we may refer to a regular interest payment date when an installment of interest is scheduled to become due as the “stated maturity” of that installment.

When we refer to the “stated maturity” or the “maturity” of a debt security without specifying a particular payment, we mean the stated maturity or maturity, as the case may be, of the principal.

This Section Is Only a Summary

The debt indenture and its associated documents, including your debt security, contain the full legal text governing the matters described in this section and your prospectus supplement. We have filed a copy of the debt indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy.

This section and your prospectus supplement summarize all the material terms of the debt indenture and your debt security. They do not, however, describe every aspect of the debt indenture and your debt security. For example, in this section and your prospectus supplement, we use terms that have been given special meaning in the debt indenture, but we describe the meaning of only the more important of those terms.

Governing Law

The debt indenture is, and the debt securities will be, governed by New York law.

Currency of Debt Securities

Amounts that become due and payable on your debt security in cash will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your debt security will be U.S. dollars, unless your prospectus supplement states otherwise. Some debt securities may have different specified currencies for principal and interest. You will have to pay for your debt securities by delivering the requisite amount of the specified currency to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your debt securities in the specified currency, except as described below in “—Payment Mechanics for Debt Securities.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in this kind of debt securities.

Description of Debt Securities We May Offer

Co-obligation of UBS Switzerland AG

Effective upon the date of the transfer by UBS AG to UBS Switzerland AG, on the Transfer Date, of UBS AG’s Retail & Corporate and Wealth Management business booked in UBS AG’s booking center in Switzerland, UBS Switzerland AG became a co-obligor of the debt securities previously issued by UBS AG, which were initially registered, and were initially offered and sold, under a registration statement previously filed by UBS AG. As a result of the assumption of the co-obligation by UBS Switzerland AG on the Transfer Date, UBS Switzerland AG will be fully, unconditionally and irrevocably liable, jointly and severally, with UBS AG, for UBS AG’s obligations under and with respect to the debt securities with respect to the due and punctual payment of the principal of and any premium, interest and other amounts payable on, under or in respect of such securities and the due performance and observance of every covenant of the indenture to be performed or observed by UBS AG with respect to such securities.

The obligations of UBS Switzerland AG as a co-obligor are primary and not merely those of a surety. UBS Switzerland AG waives the right to require holders to proceed first against UBS AG and UBS Switzerland AG shall be subrogated to all rights of the holder of a security of a series against UBS AG in respect of any amounts paid to such holder by it pursuant to the terms of the indenture.

Types of Debt Securities

We may issue any of the three types of debt securities described below. A debt security may have elements of each of the three types of debt securities described below. For example, a debt security may bear interest at a fixed rate for some periods and at a floating rate in others. Similarly, a debt security may provide for a payment of principal at maturity linked to an index and also bear interest at a fixed or floating rate.

Fixed Rate Debt Securities

A debt security of this type will bear interest at a fixed rate described in the applicable prospectus supplement. This type includes zero coupon debt securities, which bear no interest and are instead issued at a price lower than the principal amount. See “—Original Issue Discount Debt Securities” below for more information about zero coupon and other original issue discount debt securities.

Each fixed rate debt security, except any zero coupon debt security, will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a fixed rate debt security at the fixed yearly rate stated in the applicable prospectus supplement, until the principal is paid or made available for payment or the security has been converted or exchanged. Each payment of interest due on an interest payment date or the date of maturity will include interest accrued from and including the last date to which interest has been paid, or made available for payment, or from the issue date if none has been paid or made available for payment, to but excluding the interest payment date or the date of maturity. We will compute interest on fixed rate debt securities on the basis of a 360-day year of twelve 30-day months. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Floating Rate Debt Securities

Interest Rate Formulas.    A debt security of this type will bear interest at rates that are determined by reference to an interest rate formula. In some cases, the rates may also be adjusted by adding or subtracting a spread or multiplying by a spread multiplier and may be subject to a minimum rate or a maximum rate. If your debt security is a floating rate debt security, the formula and any adjustments that apply to the interest rate will be specified in your prospectus supplement.

Each floating rate debt security will bear interest from its original issue date or from the most recent date to which interest on the debt security has been paid or made available for payment. Interest will accrue on the principal of a floating rate debt security at the yearly rate determined according to the interest rate formula stated in the applicable prospectus supplement, until the principal is paid or made available for payment. We will pay interest on each interest payment date and at maturity as described below under “—Payment Mechanics for Debt Securities.”

Description of Debt Securities We May Offer

Calculation of Interest.    Calculations relating to floating rate debt securities will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular floating rate debt security will name the institution that we have appointed to act as the calculation agent for that debt security as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change. Absent manifest error, all determinations of the calculation will be final and binding on you and us, without any liability on the part of the calculation agent.

For each floating rate debt security, the calculation agent will determine, on the corresponding interest calculation or determination date, as described in the applicable prospectus supplement, the interest rate that takes effect on each interest reset date. In addition, the calculation agent will calculate the amount of interest that has accrued during each interest period—i.e., the period from and including the original issue date, or the last date to which interest has been paid or made available for payment, to but excluding the payment date. For each interest period, the calculation agent will calculate the amount of accrued interest by multiplying the face or other specified amount of the floating rate debt security by an accrued interest factor for the interest period. This factor will equal the sum of the interest factors calculated for each day during the interest period. The interest factor for each day will be expressed as a decimal and will be calculated by dividing the interest rate, also expressed as a decimal, applicable to that day by 360 or by the actual number of days in the year, as specified in the applicable prospectus supplement.

Upon the request of the holder of any floating rate debt security, the calculation agent will provide the interest rate then in effect for that debt security—and, if determined, the interest rate that will become effective on the next interest reset date. The calculation agent’s determination of any interest rate, and its calculation of the amount of interest for any interest period, will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a debt security will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a floating rate debt security will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

In determining the base rate that applies to a floating rate debt security during a particular interest period, the calculation agent may obtain rate quotes from various banks or dealers active in the relevant market, as described in the applicable prospectus supplement. Those reference banks and dealers may include the calculation agent itself and its affiliates, as well as any underwriter, dealer or agent participating in the distribution of the relevant floating rate debt securities and its affiliates, and they may include UBS AG or its affiliates.

Indexed Debt Securities

A debt security of this type provides that the principal amount payable at its maturity, and/or the amount of interest payable on an interest payment date, will be determined by reference to:

•	securities of one or more issuers;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and/or

•	one or more indices or baskets of the items described above.

If you are a holder of an indexed debt security, you may receive an amount at maturity (including upon acceleration following an event of default) that is greater than or less than the face amount of your debt security depending upon the formula used to determine the amount payable and the value of the applicable index at maturity. The value of the applicable index will fluctuate over time.

Description of Debt Securities We May Offer

An indexed debt security may provide either for cash settlement or for physical settlement by delivery of the underlying property or another property of the type listed above. An indexed debt security may also provide that the form of settlement may be determined at our option or at the holder’s option. Some indexed debt securities may be convertible, exercisable or exchangeable, at our option or the holder’s option, into or for securities of an issuer other than UBS AG.

If you purchase an indexed debt security, your prospectus supplement will include information about the relevant index, about how amounts that are to become payable will be determined by reference to the price or value of that index and about the terms on which the security may be settled physically or in cash. The prospectus supplement will also identify the calculation agent that will calculate the amounts payable with respect to the indexed debt security and may exercise significant discretion in doing so. The calculation agent may be UBS Securities LLC or another of our affiliates. See “Considerations Relating to Indexed Securities” for more information about risks of investing in debt securities of this type.

Original Issue Discount Debt Securities

A fixed rate debt security, a floating rate debt security or an indexed debt security may be an original issue discount debt security. A debt security of this type is issued at a price lower than its principal amount and provides that, upon redemption or acceleration of its maturity, an amount less than its principal amount will be payable. An original issue discount debt security may be a zero coupon debt security. A debt security issued at a discount to its principal may, for U.S. federal income tax purposes, be considered an original issue discount debt security, regardless of the amount payable upon redemption or acceleration of maturity. See “U.S. Tax Considerations—Taxation of Debt Securities—Original Issue Discount” below for a brief description of the U.S. federal income tax consequences of owning an original issue discount debt security.

Information In Your Prospectus Supplement

Your prospectus supplement will describe the specific terms of your debt security, which will include some or all of the following:

•	any limit on the total principal amount of the debt securities of the same series;

•	the stated maturity;

•	the specified currency or currencies for principal and interest, if not U.S. dollars;

•	the price at which we originally issue your debt security, expressed as a percentage of the principal amount, and the original issue date;

•	whether your debt security is a fixed rate debt security, a floating rate debt security or an indexed debt security;

•	if your debt security is a fixed rate debt security, the yearly rate at which your debt security will bear interest, if any, and the interest payment dates;

•	if your debt security is a floating rate debt security, the interest rate basis; any applicable index currency or maturity, spread or spread multiplier or initial base rate, maximum rate or minimum rate; the interest reset, determination, calculation and payment dates; the day count used to calculate interest payments for any period; the business day convention; and the calculation agent;

•	if your debt security is an indexed debt security, the principal amount, if any, we will pay you at maturity, the amount of interest, if any, we will pay you on an interest payment date or the formula we will use to calculate these amounts, if any, and the terms on which your debt security will be exchangeable for or payable in cash, securities or other property;

•

if your debt security may be converted into or exercised or exchanged for debt or equity securities of one or more third parties, the terms on which conversion, exercise or exchange may occur, including whether

Description of Debt Securities We May Offer

conversion, exercise or exchange is mandatory, at the option of the holder or at our option, the period during which conversion, exercise or exchange may occur, the initial conversion, exercise or exchange price or rate and the circumstances or manner in which the amount of securities issuable upon conversion, exercise or exchange may be adjusted;

•	if your debt security is also an original issue discount debt security, the yield to maturity;

•	if applicable, the circumstances under which your debt security may be redeemed at our option or repaid at the holder’s option before the stated maturity, including any redemption commencement date, repayment date(s), redemption price(s) and redemption period(s);

•	the authorized denominations, if other than $1,000 and integral multiples of $1,000;

•	the depositary for your debt security, if other than DTC, and any circumstances under which the holder may request securities in non-global form, if we choose not to issue your debt security in book-entry form only;

•	if your debt security will be issued in bearer form, any special provisions relating to bearer securities;

•	if applicable, the circumstances under which we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes and under which we can redeem the debt securities if we have to pay additional amounts;

•	the names and duties of any co-trustees, depositaries, authenticating agents, paying agents, transfer agents or registrars for your debt security, as applicable; and

•	any other terms of your debt security, which could be different from those described in this prospectus.

If you purchase your debt security—or any of our other securities we describe in this prospectus—in a market-making transaction, you will receive information about the price you pay and your trade and settlement dates in a separate confirmation of sale. A market-making transaction is one in which we, UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates resells a security that it has previously acquired from another holder. A market-making transaction in a particular security occurs after the original issuance and sale of the security.

Extension of Maturity

If specified in the applicable prospectus supplement, we will have the option to extend the stated maturity of your debt security for one or more periods of whole years up to but not beyond the final maturity date specified in the prospectus supplement. We call a debt security whose maturity we may extend an extendible debt security. We call the period of time as to which we may extend the maturity the extension period. The following procedures will apply to extendible debt securities, unless otherwise indicated in the applicable prospectus supplement.

We may extend the maturity of an extendible debt security by notifying the paying agent between 45 and 60 days before the stated maturity then in effect. The stated maturity may be the original stated maturity, as described in the prospectus supplement, or a maturity that we previously extended by following these procedures. If we notify the paying agent that we will extend the maturity, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed upon between us and the paying agent, at least 30 days before the stated maturity then in effect. The notice sent by the paying agent will provide the following information:

•	our election to extend the maturity of the extendible debt security;

•	the extended maturity date or, if the maturity date had previously been extended, the new extended maturity date;

•	the interest rate that will apply during the extension period or, in the case of a floating rate debt security, the spread and/or spread multiplier, if any, applicable during the extension period; and

•	the provisions, if any, for redemption and repayment during the extension period.

Description of Debt Securities We May Offer

Once the paying agent has mailed the notice to each holder, the extension of the maturity date will take place automatically. All of the terms of the debt security will be the same as the terms of the debt security as originally issued, except those terms that are described in the notice sent by the paying agent to each holder and except as described in the following paragraph.

Not later than 10:00 a.m., New York City time, on the twentieth calendar day before the maturity date then in effect for an extendible debt security or, if that day is not a business day, on the next succeeding business day, we may revoke the interest rate set forth in the extension notice sent by the paying agent to each holder and establish a higher interest rate for the extension period. If we elect to establish a higher interest rate, the paying agent will send a notice to each holder by first class mail, postage prepaid, or by other means agreed between us and the paying agent, of the higher interest rate in the case of a floating rate debt security, the higher spread and/or spread multiplier, if any. The notice of the higher rate cannot be revoked. All extendible debt securities as to which the maturity date has been extended will bear the higher rate for the extension period, whether or not tendered for repayment.

If we elect to extend the maturity date of an extendible debt security, each holder may elect repayment of all or part of its debt security on the maturity date then in effect at a price equal to the principal amount plus any accrued and unpaid interest to that date. To elect repayment, a holder must give notice to the paying agent between 25 and 35 days before the maturity date in effect. The notice must consist of either:

•	the debt security along with the completed form entitled “Option to Elect Repayment,” which will be attached to your debt security.

•	a telegram, facsimile transmission or letter from a member of a national securities exchange, the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company in the United States setting forth the name of the holder, the principal amount of the debt security, the principal amount of the debt security to be repaid, the certificate number or a description of the tenor and terms of the debt security, a statement that the option to elect repayment is being elected and a guarantee that the debt security, together with the completed form entitled “Option to Elect Repayment” will be received by the paying agent no later than the fifth business day after the date of the telegram, facsimile transmission or letter. The telegram, facsimile transmission or letter will become effective upon receipt, by that fifth business day, of the debt security and complete form.

The holder may revoke the election of repayment by sending to the paying agent written notice by 3:00 p.m., New York City time, on the twentieth day before the maturity date then in effect or, if that day is not a business day, on the next succeeding business day.

If an extendible debt security is represented by a global debt security, the depositary or its nominee, as the holder, will be the only person that can exercise the right to elect repayment or revoke such an election. Any indirect owners who own beneficial interests in the global debt security and wish to make such an election must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to make a repayment election or revoke such an election on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Redemption and Repayment

Unless otherwise indicated in your prospectus supplement, your debt security will not be entitled to the benefit of any sinking fund—that is, we will not deposit money on a regular basis into any separate custodial account to repay your debt securities. In addition, we will not be entitled to redeem your debt security before its stated maturity (except for certain tax reasons, as described below) unless your prospectus supplement specifies a redemption date or redemption commencement date. You will not be entitled to require us to buy your debt security from you, before its stated maturity, unless your prospectus supplement specifies one or more repayment dates.

If your prospectus supplement specifies one or more redemption dates, a redemption commencement date or a repayment date, it will also specify one or more redemption prices or repayment prices, which may be expressed as a

Description of Debt Securities We May Offer

percentage of the principal amount of your debt security. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of debt securities during those periods will apply.

If your prospectus supplement specifies one or more redemption dates, your debt security will be redeemable at our option on any of those dates. If your prospectus supplement specifies a redemption commencement date, your debt security will be redeemable at our option at any time on or after that date. If we redeem your debt security, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your debt security is redeemed.

If your prospectus supplement specifies a repayment date, your debt security will be repayable at your option on the specified repayment date at the specified repayment price, together with interest accrued to the repayment date.

If we exercise an option to redeem any debt security, we will give the trustee and the holders written notice of the principal amount of the debt security to be redeemed, not less than 5 business days nor more than 60 days before the applicable redemption date unless otherwise specified in your prospectus supplement. We will give the notice in the manner described below in “—Notices.”

If a debt security represented by a global debt security is subject to repayment at the holder’s option, the depositary or its nominee, as the holder, will be the only person that can exercise the right to repayment. Any indirect holders who own beneficial interests in the global debt security and wish to exercise a repayment right must give proper and timely instructions to the banks or brokers through which they hold their interests, requesting that they notify the depositary to exercise the repayment right on their behalf. Different firms have different deadlines for accepting instructions from their customers, and you should take care to act promptly enough to ensure that your request is given effect by the depositary before the applicable deadline for exercise.

Street name and other indirect holders should contact their banks or brokers for information about how to exercise a repayment right in a timely manner.

We or our affiliates may purchase debt securities from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Debt securities that we or they purchase may, at our discretion, be held, resold or cancelled.

Optional Tax Redemption

In addition to the situations described above under “—Redemption and Repayment,” we also have the option to redeem the debt securities in two situations described below, unless otherwise indicated in your prospectus supplement. The redemption price for the debt securities, other than original issue discount debt securities, will be equal to the principal amount of the debt securities being redeemed plus accrued interest and any additional amounts due on the date fixed for redemption. The redemption price for original issue discount debt securities will be specified in the prospectus supplement for such debt securities. Furthermore, we must give you between 10 and 60 days’ notice before redeeming the debt securities unless otherwise specified in your prospectus supplement.

•	The first situation is where, as a result of a change in, execution of or amendment to any laws or treaties or the official application or interpretation of any laws or treaties, we would be required to pay additional amounts as described below under “—Payment of Additional Amounts.”

This applies only in the case of changes, executions, amendments, applications or interpretations that occur on or after the date specified in the prospectus supplement for the applicable debt securities and in a relevant jurisdiction, as defined in “—Payment of Additional Amounts” below. If UBS is succeeded by another entity, the applicable jurisdiction will be the jurisdiction in which the successor entity is organized, and the applicable date will be the date the entity became a successor.

We would not have the option to redeem in this case if we could have avoided the payment of additional amounts or the deduction or withholding by using reasonable measures available to us.

Description of Debt Securities We May Offer

•	The second situation is where a person located outside of a relevant jurisdiction into which UBS is merged or to whom it has conveyed, transferred or leased its property is required to pay an additional amount. We would have the option to redeem the debt securities even if we are required to pay additional amounts immediately after the merger, conveyance, transfer or lease. We are not required to use reasonable measures to avoid the obligation to pay additional amounts in this situation.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on the principal or interest on a debt security for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the debt security to which you are entitled.

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which debt securities are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a debt security, if such payment can be made without such deduction or withholding by any other paying agent, or in respect of taxes or other governmental charges that would not have been imposed but for

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the debt security and the receipt of payments on it;

•	any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, duty, assessment or governmental charge;

•	a failure to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union);

•	any taxes which would not have been imposed but for your presentation, or a presentation on your behalf, of a debt security payment on a date more than 15 days after the date on which such payment on the debt security becomes due and payable or on which the payment is duly provided for, whichever occurs later; or

•	any combination of the items listed above.

In addition, no additional amounts will be required to be paid on account of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Internal Revenue Code (as defined below under “U.S. Tax Considerations”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the debt security may describe additional circumstances in which UBS would not be required to pay additional amounts.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another firm. We are also permitted to sell our assets substantially as an entirety to another firm. With regard to any series of debt securities, we may not take any of these actions, however, unless all the following conditions are met:

•	If the successor firm in the transaction is not UBS, the successor firm must be organized as a corporation, partnership or trust and must expressly assume our obligations under the debt securities of that series and the debt indenture. The successor firm must be organized under the laws of Switzerland.

Description of Debt Securities We May Offer

•	Immediately after the transaction, no default under the debt securities of that series has occurred and is continuing. For this purpose, “default under the debt securities of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

If the conditions described above are satisfied with respect to the debt securities of any series, we will not need to obtain the approval of the holders of those debt securities in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another firm or sell our assets substantially as an entirety to another firm. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another firm, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor firm is a non-Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences to the debt securities.

Defeasance and Covenant Defeasance

If indicated in the applicable prospectus supplement for a debt security, the provisions for full defeasance and covenant defeasance described below will apply to that debt security. In general, we expect these provisions to apply to each debt security that has a specified currency of U.S. dollars and is not a floating rate or indexed debt security.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on your debt security. This is called full defeasance. To do so, each of the following must occur:

•	We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government agency notes or bonds that will, in each case, in the opinion of a nationally recognized firm of independent public accountants, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

•	There must be a change in current U.S. federal tax law or an Internal Revenue Service ruling that lets us make the above deposit without causing the holders to be taxed on those debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves. Under current federal tax law, the deposit and our legal release from your debt securities would be treated as though we took back your debt security and gave you your share of the cash and notes or bonds deposited in trust. In that event, you could recognize gain or loss on your debt security.

•	We must deliver to the trustee a legal opinion of our counsel confirming the tax law change described above.

If we ever fully defease your debt security, you would have to rely solely on the trust deposit for payments on your debt security. You would not be able to look to us for payment in the event of any shortfall.

Covenant Defeasance

Under current U.S. federal tax law, we can make the same type of deposit described above and be released from any restrictive covenants relating to your debt security that may be described in your prospectus supplement. This is called covenant defeasance. In that event, you would lose the protection of those restrictive covenants. In order to achieve covenant defeasance for any debt securities, we must do both of the following:

•

We must deposit in trust for the benefit of all holders of those debt securities, money, U.S. government or U.S. government agency notes or bonds or a combination of money and U.S. government or U.S. government

Description of Debt Securities We May Offer

agency notes or bonds that will, in each case, in the opinion of a nationally recognized firm of independent public accountants, generate enough cash to make interest, principal and any other payments on those debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion of our counsel confirming that under U.S. federal income tax law as then in effect we may make the above deposit without causing you to be taxed on those debt securities any differently than if we did not make the deposit and just repaid those debt securities ourselves.

If we accomplish covenant defeasance with regard to your debt security, the following provisions of the debt indenture and your debt security would no longer apply:

•	Any covenants that your prospectus supplement may state are applicable to your debt security; and

•	The events of default resulting from a breach of covenants, described below in the fourth bullet point under “—Default, Remedies and Waiver of Default—Events of Default.”

Any right we have to redeem will survive covenant defeasance with regard to those debt securities.

If we accomplish covenant defeasance on your debt security, you can still look to us for repayment of your debt security in the event of any shortfall in the trust deposit. You should note, however, that if one of the remaining events of default occurred, such as our bankruptcy, and your debt security became immediately due and payable, there may be a shortfall. Depending on the event causing the default you may not be able to obtain payment of the shortfall.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your series of debt securities occurs and is not cured, as described in this subsection.

Events of Default

Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of debt securities, we mean any of the following:

•	We do not pay the principal or any premium (including delivering any security or other property deliverable) on any debt security of that series at its maturity;

•	We do not pay interest on any debt securities of that series within 30 days after it becomes due and payable;

•	We do not deposit a sinking fund payment with regard to any debt securities of that series on its due date, but only if the payment is required in the applicable prospectus supplement;

•	We remain in breach of any other covenant we make in the debt indenture for the benefit of the debt securities of that series, for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of not less than 10% in principal amount of the relevant series of debt securities then outstanding;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur; or

•	If the applicable prospectus supplement states that any additional event of default applies to your series, that event of default occurs.

Remedies If an Event of Default Occurs

If an event of default has occurred with respect to any series of debt securities and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of all debt securities of that series then outstanding may declare the entire principal amount of the debt securities of that series to be due immediately. If an event of default occurs because of bankruptcy, insolvency or reorganization events relating to UBS, the entire principal amount of the debt securities of that series will be automatically accelerated, without any action by the trustee or any holder.

Description of Debt Securities We May Offer

Each of the situations described above is called an acceleration of the maturity of the affected series of debt securities. If the maturity of any series is accelerated and a judgment for payment has not yet been obtained, the holders of a majority in principal amount of the debt securities of that series may cancel the acceleration for the entire series.

If an event of default occurs, the trustee will have special duties. The trustee will be obligated to use those of its rights and powers under the debt indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the debt indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in principal amount of all debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee with respect to that series. These majority holders may also direct the trustee in performing any other action under the debt indenture with respect to the debt securities of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any debt security, all of the following must occur:

•	The holder of your debt security must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

•	The holders of not less than 25% in principal amount of all debt securities of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in principal amount of the debt securities of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in principal amount of all debt securities of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of money due on your debt security on or after its due date.

Waiver of Default

The holders of not less than a majority in principal amount of the debt securities of any series may waive a default for all debt securities of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a payment default on your debt security, however, without the approval of the particular holder of that debt security.

We Will Give the Trustee Information About Defaults Annually

We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the debt indenture and the debt securities, or else specifying any default under the debt indenture.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of the maturity of the debt securities. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

Modification and Waiver of Covenants

There are three types of changes we can make to the debt indenture and the debt securities of any series.

Changes Requiring Each Holder’s Approval

First, there are changes that cannot be made without the approval of each holder of a debt security affected by the change. Here is a list of those types of changes:

•	change the stated maturity for any principal or interest payment on a debt security;

Description of Debt Securities We May Offer

•	reduce the principal amount, the amount payable on acceleration of the maturity after a default, the interest rate or the redemption price for a debt security;

•	permit redemption of a debt security if not previously permitted;

•	impair any right a holder may have to require repayment of his or her debt security;

•	impair any right that a holder of an indexed or any other debt security may have to exchange or convert the debt security for or into securities or other property;

•	change the currency of any payment on a debt security other than as permitted by the debt security;

•	change the place of payment on a debt security, if it is in non-global form;

•	impair a holder’s right to sue for payment of any amount due on his or her debt security;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the debt indenture or those debt securities;

•	reduce the percentage in principal amount of the debt securities of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the debt indenture or to waive defaults; and

•	change the provisions of the debt indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected debt security.

Changes Not Requiring Approval of Holders

The second type of change does not require any approval by holders of the debt securities of an affected series. This type of change is limited to clarifications and changes that would not adversely affect the debt securities of that series in any material respect. We also do not need any approval to make changes that affect only debt securities to be issued under the debt indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular debt security, even if they affect other debt securities. In those cases, we do not need to obtain the approval of the holder of the unaffected debt security; we need only obtain any required approvals from the holders of the affected debt securities.

Changes Requiring Majority Approval

Any other change to the debt indenture and the debt securities would require the following approval:

•	If the change affects only the debt securities of a particular series, it must be approved by the holders of 66 2⁄3% in principal amount of the debt securities of that series.

•	If the change affects the debt securities of more than one series of debt securities issued under the debt indenture, it must be approved by the holders of 66 2⁄3% in principal amount of all series affected by the change, with the debt securities of all the affected series voting together as one class for this purpose (and of any affected series that by its terms is entitled to vote separately as a series, as described below).

In each case, the required approval must be given by written consent.

Majority approval would be required for us to obtain a waiver of any of our covenants in the debt indenture. Our covenants include the promises we make about merging, which we describe above under “—Mergers and Similar Transactions.” If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular debt security, or in the debt indenture as it affects that debt security, that we cannot change without the approval of the holder of that debt security as described above under “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Description of Debt Securities We May Offer

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the debt indenture or the debt securities or request a waiver.

Special Rules for Action by Holders

When holders take any action under the debt indenture, such as giving a notice of default, declaring an acceleration, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Only Outstanding Debt Securities Are Eligible

Only holders of outstanding debt securities of the applicable series will be eligible to participate in any action by holders of debt securities of that series. Also, we will count only outstanding debt securities in determining whether the various percentage requirements for taking action have been met. For these purposes, a debt security will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if we have deposited or set aside, in trust for its holder, money for its payment or redemption;

•	if we have fully defeased it as described above under “—Defeasance and Covenant Defeasance—Full Defeasance”; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Special Series Voting Rights

We may issue series of debt securities that are entitled, by their terms, to vote separately on matters (for example, modification or waiver of provisions in the debt indenture) that would otherwise require a vote of all affected series, voting together as a single class. Any such series would be entitled to vote together with all other affected series, voting together as one class, and would also be entitled to vote separately, as a series only. These special voting rights will be described in the applicable prospectus supplement. For a series that does not have these special rights, voting will occur as described in the preceding section, but subject to any separate voting rights of any series having special rights. We may issue a series having these or other special voting rights without obtaining the consent of or giving notice to holders of outstanding series.

Eligible Principal Amount of Some Debt Securities

In some situations, we may follow special rules in calculating the principal amount of a debt security that is to be treated as outstanding for the purposes described above. This may happen, for example, if the principal amount is payable in a non-U.S. dollar currency, increases over time or is not to be fixed until maturity. For any debt security of the kind described below, we will decide how much principal amount to attribute to the debt security as follows:

•	For an original issue discount debt security, we will use the principal amount that would be due and payable on the action date if the maturity of the debt security were accelerated to that date because of a default.

•	For a debt security whose principal amount is not known, we will use any amount that we indicate in the prospectus supplement for that debt security. The principal amount of a debt security may not be known, for example, because it is based on an index that changes from time to time and the principal amount is not to be determined until a later date.

•	For debt securities with a principal amount denominated in one or more non-U.S. dollar currencies or currency units, we will use the U.S. dollar equivalent, which we will determine.

Determining Record Dates for Action by Holders

We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the debt indenture. In certain limited circumstances, only the trustee will be entitled to set a record

Description of Debt Securities We May Offer

date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global debt security may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global debt securities may differ from those for other debt securities.

Form, Exchange and Transfer of Debt Securities

We will issue each debt security in global—i.e., book-entry—form only, unless we specify otherwise in the applicable prospectus supplement. Debt securities in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the debt securities represented by the global security. Those who own beneficial interests in a global debt security will do so through participants in the depositary’s securities clearance system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities in global form.

In addition, we will generally issue each debt security in registered form, without coupons, unless we specify otherwise in the applicable prospectus supplement. If we issue a debt security in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If a debt security is issued as a global debt security, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the debt security or exercise any other rights of a holder as described in this subsection, since the depositary will be the sole holder of the debt security.

If any debt securities cease to be issued in global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form;

•	without interest coupons; and

•	unless we indicate otherwise in your prospectus supplement, in denominations of $1,000 and integral multiples of $1,000.

Holders may exchange their debt securities for debt securities of smaller denominations (subject to the limit above) or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed. You may not exchange your debt securities for securities of a different series or having different terms, unless your prospectus supplement says you may.

Holders may exchange or transfer their debt securities at the office of the trustee. They may also replace lost, stolen, destroyed or mutilated debt securities at that office. We have appointed the trustee to act as our agent for registering debt securities in the names of holders and transferring and replacing debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their debt securities, but they may be required to pay for any tax or other governmental charge associated with the exchange or transfer. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any debt securities.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

Description of Debt Securities We May Offer

If the debt securities of any series are redeemable and we redeem less than all those debt securities, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any debt security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security being partially redeemed.

The rules for exchange described above apply to exchanges of debt securities for other debt securities of the same series and kind. If a debt security is convertible, exercisable or exchangeable into or for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of conversion, exercise or exchange will be described in the applicable prospectus supplement.

Payment Mechanics for Debt Securities

Who Receives Payments?

If interest is due on a debt security on an interest payment date, we will pay the interest to the person in whose name the debt security is registered at the close of business on the regular record date described below relating to the interest payment date. If interest is due at maturity but on a day that is not an interest payment date, we will pay the interest to the person entitled to receive the principal of the debt security. If principal or another amount besides interest is due on a debt security at maturity, we will pay the amount to the holder of the debt security against surrender of the debt security at a proper place of payment (or, in the case of a global debt security, in accordance with the applicable policies of the depositary).

Payment Dates and Regular Record Dates for Interest

Unless we specify otherwise in the applicable prospectus supplement, interest on any fixed rate debt security will be payable semiannually each May 15 and November 15 and at maturity, and the regular record date relating to an interest payment date for any fixed rate debt security will be the May 1 or November 1 next preceding that interest payment date. The regular record date relating to an interest payment date for any floating rate debt security will be the 15th calendar day before that interest payment date. These record dates will apply whether or not a particular record date is a business day. For the purpose of determining the holder at the close of business on a regular record date when business is not being conducted, the close of business will mean 5:00 P.M., New York City time, on that day.

The term “business day” means, for any debt security, a day that meets all the following applicable requirements:

•	for all debt securities, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the debt security is a floating rate debt security whose interest rate is based on LIBOR, is also a day on which dealings in the relevant index currency specified in the applicable prospectus supplement are transacted in the London interbank market;

•	if the debt security has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

➢	if the debt security either is a floating rate debt security whose interest rate is based on EURIBOR or has a specified currency of euros, is also a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) System, or any successor system, is open for business;

➢	if the debt security is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

➢	if the debt security is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

Description of Debt Securities We May Offer

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Debt Securities.    We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global debt security. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described under “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”

Payments on Non-Global Debt Securities.    We will make payments on a debt security in non-global, registered form as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all other payments by check at the paying agent described below, against surrender of the debt security. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Alternatively, if a non-global debt security has a face amount of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. In the case of any other payment, payment will be made only after the debt security is surrendered to the paying agent. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their debt securities.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Debt Securities.    We will make payments on a global debt security in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global debt securities denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in that other currency and you do make that election, you must notify the participant through which your interest in the global debt security is held of your election:

•	on or before the applicable regular record date, in the case of a payment of interest, or

•	on or before the 16th day prior to stated maturity, or any redemption or repayment date, in the case of payment of principal or any premium.

You may elect to receive all or only a portion of any interest, principal or premium payment in a specified currency other than U.S. dollars.

Your participant must, in turn, notify DTC of your election on or before the third DTC business day after that regular record date, in the case of a payment of interest, and on or before the 12th DTC business day prior to stated maturity, or on the redemption or repayment date if your debt security is redeemed or repaid earlier, in the case of a payment of principal or any premium.

Description of Debt Securities We May Offer

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payments to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect holders of a global debt security denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Payments on Non-Global Debt Securities.    Except as described in the second to last paragraph under this heading, we will make payments on debt securities in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the regular record date. In the case of any other payment, the payment will be made only after the debt security is surrendered to the paying agent. Any instructions, once properly given, will remain in effect unless and until new instructions are properly given in the manner described above.

If a holder fails to give instructions as described above, we will notify the holder at the address in the trustee’s records and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the debt indenture as if made on the due date, and no interest will accrue on the late payment from the due date to the date paid.

Although a payment on a debt security in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee at least five business days before the next due date for which payment in U.S. dollars is requested. In the case of any interest payment due on an interest payment date, the request must be made by the person who is the holder on the regular record date. Any request, once properly made, will remain in effect unless and until revoked by notice properly given in the manner described above.

Indirect owners of a non-global debt security with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

Conversion to U.S. Dollars.    When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global debt security or a non-global debt security as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, which may be UBS Securities LLC, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of debt securities requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that

Description of Debt Securities We May Offer

currency on all series of debt securities. If some but not all of the relevant debt securities are LIBOR debt securities or EURIBOR debt securities, the second preceding business day will be determined for this purpose as if none of those debt securities were LIBOR debt securities or EURIBOR debt securities.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.    If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us or cannot be paid to you due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

The foregoing will apply to any debt security, whether in global or non-global form, and to any payment, including a payment at maturity. Any payment made under the circumstances and in a manner described above will not result in a default under any debt security or the debt indenture.

Exchange Rate Agent.    If we issue a debt security in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the debt security is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the debt security without your consent and without notifying you of the change.

All determinations made by the exchange rate agent will be at its sole discretion unless we state in your prospectus supplement that any determination is subject to our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Unless specified otherwise in the applicable prospectus supplement, payments postponed to the next business day in this situation will be treated under the debt indenture as if they were made on the original due date. Postponement of this kind will not result in a default under any debt security or the debt indenture, and no interest will accrue on the postponed amount from the original due date to the next day that is a business day. The term business day has a special meaning, which we describe above under “—Payment Dates and Regular Record Dates for Interest.”

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices debt securities in non-global entry form may be surrendered for payment at their maturity. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent. We must notify the trustee of changes in the paying agents.

Settlement Mechanics

The settlement mechanics applicable to debt securities calling for physical settlement will be described in the applicable prospectus supplement.

Description of Debt Securities We May Offer

Unclaimed Payments

Regardless of who acts as paying agent, all money paid by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid to us. After that two-year period, the holder may look only to us for payment and not to the trustee, any other paying agent or anyone else.

Notices

Notices to be given to holders of a global debt security will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of debt securities not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive notices.

Our Relationship with the Trustee

U.S. Bank Trust National Association has provided commercial banking and other services for us and our affiliates in the past and may do so in the future. Among other things, U.S. Bank Trust National Association holds debt securities issued by us and serves as trustee or agent with regard to other obligations of UBS or its subsidiaries.

U.S. Bank Trust National Association is serving as the trustee for the debt securities and the warrants issued under our warrant indenture. Consequently, if an actual or potential event of default occurs with respect to any of these securities, the trustee may be considered to have a conflicting interest for purposes of the Trust Indenture Act of 1939. In that case, the trustee may be required to resign under one or more of the indentures, and we would be required to appoint a successor trustee. For this purpose, a “potential” event of default means an event that would be an event of default if the requirements for giving us default notice or for the default having to exist for a specific period of time were disregarded.

Description of Warrants We May Offer

Please note that in this section entitled “Description of Warrants We May Offer,” references to UBS AG, we, our and us refer only to UBS AG and not to its consolidated subsidiaries. Also, in this section, references to “holders” mean those who own warrants registered in their own names, on the books that we or the trustee or warrant agent, as applicable, maintain for this purpose, and not those who own beneficial interests in warrants registered in street name or in warrants issued in book-entry form through one or more depositaries. Owners of beneficial interests in the warrants should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

We May Issue Many Series of Warrants

We may issue warrants that are debt warrants or universal warrants. We may offer warrants separately or together with other warrants or with our debt securities.

We may issue warrants in such amounts or in as many distinct series as we wish. We will issue each series of warrants under either the warrant indenture between UBS and U.S. Bank Trust National Association, or a warrant agreement, to be entered into before the first issuance of warrants under such warrant agreement, between UBS and a warrant agent to be named in the prospectus supplement applicable to the first series of warrants to be issued pursuant to such a warrant agreement. This section summarizes terms of the warrant indenture and warrant agreements and terms of the warrants that apply generally to all series of warrants. Most of the financial and other specific terms of your warrant will be described in the prospectus supplement accompanying this prospectus. Those terms may vary from the terms described here.

As you read this section, please remember that the specific terms of your warrant as described in your prospectus supplement will supplement and, if applicable, may modify or replace the general terms described in this section. If there are differences between your prospectus supplement and this prospectus, your prospectus supplement will control. Thus, the statements we make in this section may not apply to your warrant.

When we refer to a series of warrants, we mean all warrants issued as part of the same series under the warrant indenture or warrant agreement. When we refer to your prospectus supplement, we mean the prospectus supplement describing the specific terms of the warrant you purchase. The terms used in your prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Co-obligation of UBS Switzerland AG

Effective upon the date of the transfer by UBS AG to UBS Switzerland AG, on the Transfer Date, of UBS AG’s Retail & Corporate and Wealth Management business booked in UBS AG’s booking center in Switzerland, UBS Switzerland AG became a co-obligor of the warrants previously issued by UBS AG, which were initially registered, and were initially offered and sold, under a registration statement previously filed by UBS AG. As a result of the assumption of the co-obligation by UBS Switzerland AG on the Transfer Date, UBS Switzerland AG will be fully, unconditionally and irrevocably liable, jointly and severally, with UBS AG, for UBS AG’s obligations under and with respect to the warrants with respect to the due and punctual payment of the principal of and any premium, interest and other amounts payable on, under or in respect of such securities and the due performance and observance of every covenant of the indenture to be performed or observed by UBS AG with respect to such securities.

The obligations of UBS Switzerland AG as a co-obligor are primary and not merely those of a surety. UBS Switzerland AG waives the right to require holders to proceed first against UBS AG and UBS Switzerland AG shall be subrogated to all rights of the holder of a security of a series against UBS AG in respect of any amounts paid to such holder by it pursuant to the terms of the indenture.

Description of Warrants We May Offer

Types of Warrants

We may issue any of the following types of warrants:

Debt Warrants

We may issue warrants for the purchase of our debt securities on terms to be determined at the time of sale. We refer to this type of warrant as a “debt warrant.”

Universal Warrants

We may also issue warrants, on terms to be determined at the time of sale, for the purchase or sale of, or whose cash value is determined by reference to the performance, level or value of, one or more of the following:

•	securities of one or more issuers other than UBS AG;

•	one or more currencies;

•	one or more commodities;

•	any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance; and

•	one or more indices or baskets of the items described above.

We refer to this type of warrant as a “universal warrant.” We refer to each property described above as a “warrant property.”

We may satisfy our obligations, if any, and the holder of a universal warrant may satisfy its obligations, if any, with respect to any universal warrants by delivering:

•	the warrant property;

•	the cash value of the warrant property; or

•	the cash value of the warrants determined by reference to the performance, level or value of the warrant property.

The applicable prospectus supplement will describe what we may deliver to satisfy our obligations, if any, and what the holder of a universal warrant may deliver to satisfy its obligations, if any, with respect to any universal warrants.

Information In Your Prospectus Supplement

All Warrants

Your prospectus supplement will describe the specific terms of your warrant, which will include some or all of the following:

•	the specific designation and aggregate number of, and the price at which we will issue, the warrants;

•	the currency with which the warrants may be purchased;

•	the warrant indenture or warrant agreement under which we will issue the warrants;

•	the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

•	whether the warrants will be issued in fully registered form or bearer form, in global or non-global form or in any combination of these forms;

•	the identities of the warrant agent, any depositaries and any paying, transfer, calculation or other agents for the warrants;

Description of Warrants We May Offer

•	any securities exchange or quotation system on which the warrants or any securities deliverable upon exercise of the warrants may be listed;

•	whether the warrants are to be sold separately or with other securities; and

•	any other terms of the warrants.

If we issue warrants together with any other warrants or any debt securities, the applicable prospectus supplement will specify whether the warrants will be separable from the other securities before the warrants’ expiration date.

No holder of a warrant will have any rights of a holder of the warrant property purchasable under the warrant.

An investment in a warrant may involve special risks, including risks associated with indexed securities and currency-related risks if the warrant or the warrant property is linked to an index or is payable in or otherwise linked to a non-U.S. dollar currency. We describe some of these risks below under “Considerations Relating to Indexed Securities” and “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency.”

We and our affiliates may resell warrants in market-making transactions after their initial issuance. We discuss these transactions above under “Description of Debt Securities We May Offer—Information in Your Prospectus Supplement.”

Debt Warrants

If you purchase debt warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	the designation, aggregate principal amount, currency and terms of the debt securities that may be purchased upon exercise of the debt warrants;

•	the exercise price and whether the exercise price may be paid in cash, by the exchange of any debt warrants or other securities or both and the method of exercising the debt warrants; and

•	the designation, terms and amount of debt securities, if any, to be issued together with each of the debt warrants and the date, if any, after which the debt warrants and debt securities will be separately transferable.

Universal Warrants

If you purchase universal warrants, your prospectus supplement may contain, where applicable, the following additional information about your warrants:

•	whether the universal warrants are put warrants or call warrants, including in either case warrants that may be settled by means of net cash settlement or cashless exercise, or any other type of warrants;

•	the money or warrant property, and the amount or method for determining the amount of money or warrant property, payable or deliverable upon exercise of each universal warrant;

•	the price at which and the currency with which the warrant property may be purchased or sold upon the exercise of each universal warrant, or the method of determining that price;

•	whether the exercise price may be paid in cash, by the exchange of any universal warrants or other securities or both, and the method of exercising the universal warrants; and

•	whether the exercise of the universal warrants is to be settled in cash or by delivery of the warrant property or both and whether settlement will occur on a net basis or a gross basis.

This Section Is Only a Summary

The warrant indenture or warrant agreement and its associated documents, including your warrant, contain the full legal text of the matters described in this section and your prospectus supplement. We have filed a copy of the warrant

Description of Warrants We May Offer

indenture with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

This section and your prospectus supplement summarize all the material terms of the warrant indenture or warrant agreement and your warrant. They do not, however, describe every aspect of the warrant indenture or warrant agreement and your warrant. For example, in this section and in your prospectus supplement, we use terms that have been given special meaning in the warrant indenture or warrant agreement, but we describe the meaning for only the more important of those terms.

The Warrant Indenture

We may issue universal warrants under the warrant indenture. Warrants of this kind will not be secured by any property or assets of UBS or its subsidiaries. Thus, by owning a warrant issued under the warrant indenture, you hold one of our unsecured obligations.

The warrants issued under the warrant indenture will be contractual obligations of UBS and will rank equally with all of our other unsecured contractual obligations and unsecured and unsubordinated debt. The warrant indenture does not limit our ability to incur additional contractual obligations or debt.

The warrant indenture is a contract between us and U.S. Bank Trust National Association, which acts as trustee. The trustee has two main roles:

•	First, the trustee can enforce your rights against us if we default. There are limitations on the extent to which the trustee acts on your behalf, which we describe later under “—Default, Remedies and Waiver of Default.”

•	Second, the trustee performs administrative duties for us, such as sending you payments and notices.

We May Issue Many Series of Warrants Under the Warrant Indenture

We may issue as many distinct series of warrants under the warrant indenture as we wish. This section summarizes terms of the warrants that apply generally to all series issued under the warrant indenture. The provisions of the warrant indenture allow us not only to issue warrants with terms different from those of warrants previously issued under the warrant indenture, but also to “reopen” a previous issue of a series of warrants and issue additional warrants of that series.

Amounts That We May Issue

The warrant indenture does not limit the aggregate number of warrants that we may issue or the number of series or the aggregate amount of any particular series. We may issue warrants and other securities at any time without your consent and without notifying you.

The warrant indenture and the warrants do not limit our ability to incur other contractual obligations or indebtedness or to issue other securities. Also, the terms of the warrants do not impose financial or similar restrictions on us.

Expiration Date and Payment or Settlement Date

The term “expiration date” with respect to any warrant means the date on which the right to exercise the warrant expires. The term “payment or settlement date” with respect to any warrant means the date when any money or warrant property with respect to that warrant becomes payable or deliverable upon exercise or redemption of that warrant in accordance with its terms.

Description of Warrants We May Offer

Governing Law

The warrant indenture is, and the warrants issued under it will be, governed by New York law.

Currency of Warrants

Amounts that become due and payable on your warrant will be payable in a currency, composite currency, basket of currencies or currency unit or units specified in your prospectus supplement. We refer to this currency, composite currency, basket of currencies or currency unit or units as a “specified currency.” The specified currency for your warrant will be U.S. dollars, unless your prospectus supplement states otherwise. You will have to pay for your warrant by delivering the requisite amount of the specified currency to UBS Securities LLC, UBS Financial Services Inc. or another firm that we name in your prospectus supplement, unless other arrangements have been made between you and us or you and that firm. We will make payments on your warrants in the specified currency, except as described below in “—Payment Mechanics for Warrants.” See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency” below for more information about risks of investing in warrants of this kind.

Redemption

We will not be entitled to redeem your warrant before its expiration date unless your prospectus supplement specifies a redemption commencement date.

If your prospectus supplement specifies a redemption commencement date, it will also specify one or more redemption prices. It may also specify one or more redemption periods during which the redemption prices relating to a redemption of warrants during those periods will apply.

If your prospectus supplement specifies a redemption commencement date, your warrant will be redeemable at our option at any time on or after that date or at a specified time or times. If we redeem your warrant, we will do so at the specified redemption price. If different prices are specified for different redemption periods, the price we pay will be the price that applies to the redemption period during which your warrant is redeemed.

If we exercise an option to redeem any warrant, we will give to the trustee and holders written notice of the redemption price of the warrant to be redeemed, not less than 10 days nor more than 60 days before the applicable redemption date or within any other period before the applicable redemption date specified in the applicable prospectus supplement. We will give the notice in the manner described below in “—Notices.”

We or our affiliates may purchase warrants from investors who are willing to sell from time to time, either in the open market at prevailing prices or in private transactions at negotiated prices. Warrants that we or they purchase may, at our discretion, be held, resold or cancelled.

Mergers and Similar Transactions

We are generally permitted to merge or consolidate with another corporation or other entity. We are also permitted to sell our assets substantially as an entirety to another corporation or other entity. With regard to any series of warrants, however, we may not take any of these actions unless all the following conditions are met:

•	If the successor entity in the transaction is not UBS, the successor entity must be organized as a corporation, partnership or trust and must expressly assume our obligations under the warrants of that series and the warrant indenture. The successor entity may be organized under the laws of any jurisdiction, whether in Switzerland or elsewhere.

•	Immediately after the transaction, no default under the warrants of that series has occurred and is continuing. For this purpose, “default under the warrants of that series” means an event of default with respect to that series or any event that would be an event of default with respect to that series if the requirements for giving us default notice and for our default having to continue for a specific period of time were disregarded. We describe these matters below under “—Default, Remedies and Waiver of Default.”

Description of Warrants We May Offer

If the conditions described above are satisfied with respect to the warrants of any series, we will not need to obtain the approval of the holder of those warrants in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another entity or sell our assets substantially as an entirety to another entity. We will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another entity, any transaction that involves a change of control of UBS but in which we do not merge or consolidate and any transaction in which we sell less than substantially all our assets.

Also, if we merge, consolidate or sell our assets substantially as an entirety and the successor is a non-Swiss entity, neither we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences relating to your warrants.

Default, Remedies and Waiver of Default

You will have special rights if an event of default with respect to your warrant occurs and is continuing, as described in this subsection.

Events of Default.    Unless your prospectus supplement says otherwise, when we refer to an event of default with respect to any series of warrants issued under the warrant indenture, we mean that, upon satisfaction by the holder of the warrant of all conditions precedent to our relevant obligation or covenant to be satisfied by the holder, any of the following occurs:

•	We do not pay any money or deliver any warrant property with respect to that warrant on the payment or settlement date in accordance with the terms of that warrant;

•	We remain in breach of any covenant we make in the warrant indenture for the benefit of the holder of that warrant for 60 days after we receive a notice of default stating that we are in breach and requiring us to remedy the breach. The notice must be sent by the trustee or the holders of at least 10% in number of the relevant series of warrants;

•	We file for bankruptcy or certain other bankruptcy, insolvency or reorganization events relating to UBS occur; or

•	If the applicable prospectus supplement states that any additional event of default applies to the series, that event of default occurs.

If we do not pay any money or deliver any warrant property when due with respect to a particular warrant of a series, as described in the first bullet point above, that failure to make a payment or delivery will not constitute an event of default with respect to any other warrant of the same series or any other series.

Remedies If an Event of Default Occurs.    If an event of default occurs with respect to any series of warrants issued under the warrant indenture, the trustee will have special duties. In that situation, the trustee will be obligated to use those of its rights and powers under the warrant indenture, and to use the same degree of care and skill in doing so, that a prudent person would use in that situation in conducting his or her own affairs.

Except as described in the prior paragraph, the trustee is not required to take any action under the warrant indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability. This is called an indemnity. If the trustee is provided with an indemnity reasonably satisfactory to it, the holders of a majority in number of all warrants of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. These majority holders may also direct the trustee in performing any other action under the warrant indenture with respect to the warrants of that series.

Before you bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to any warrant issued under the warrant indenture, all of the following must occur:

•	The holder of your warrant must give the trustee written notice that an event of default has occurred, and the event of default must not have been cured or waived.

Description of Warrants We May Offer

•	The holders of not less than 25% in number of all warrants of your series must make a written request that the trustee take action because of the default, and they or other holders must offer to the trustee indemnity reasonably satisfactory to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after the above steps have been taken.

•	During those 60 days, the holders of a majority in number of the warrants of your series must not have given the trustee directions that are inconsistent with the written request of the holders of not less than 25% in number of the warrants of your series.

You are, however, entitled at any time to bring a lawsuit for the payment of any money or delivery of any warrant property due on your warrant on or after its payment or settlement date.

Waiver of Default.    The holders of not less than a majority in number of the warrants of any series may waive a default for all warrants of that series. If this happens, the default will be treated as if it has not occurred. No one can waive a default in payment of any money or delivery of any warrant property due on any warrant, however, without the approval of the particular holder of that warrant.

We Will Give the Trustee Information About Defaults Annually.    We will furnish to the trustee every year a written statement of two of our officers certifying that to their knowledge we are in compliance with the warrant indenture and the warrants issued under it, or else specifying any default under the indenture.

Book-entry and other indirect owners should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee. Book-entry and other indirect owners are described below under “Legal Ownership and Book-Entry Issuance.”

Modification and Waiver of Covenants

There are three types of changes we can make to the warrant indenture and the warrants of any series issued under the warrant indenture.

Changes Requiring Each Holder’s Approval.    First, there are changes that cannot be made without the approval of each holder of a warrant affected by the change. Here is a list of those types of changes:

•	change the exercise price of the warrant;

•	change the terms of any warrant with respect to the payment or settlement date of the warrant;

•	reduce the amount of money payable or reduce the amount or change the kind of warrant property deliverable upon the exercise of the warrant or any premium payable upon redemption of the warrant;

•	change the currency of any payment on a warrant;

•	change the place of payment on a warrant;

•	permit redemption of a warrant if not previously permitted;

•	impair a holder’s right to exercise its warrant, or sue for payment of any money payable or delivery of any warrant property deliverable with respect to its warrant on or after the payment or settlement date or, in the case of redemption, the redemption date;

•	if any warrant provides that the holder may require us to repurchase the warrant, impair the holder’s right to require repurchase of the warrant;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the approval of whose holders is needed to change the indenture or those warrants;

•	reduce the percentage in number of the warrants of any one or more affected series, taken separately or together, as applicable, the consent of whose holders is needed to waive our compliance with the indenture or to waive defaults; and

Description of Warrants We May Offer

•	change the provisions of the indenture dealing with modification and waiver in any other respect, except to increase any required percentage referred to above or to add to the provisions that cannot be changed or waived without approval of the holder of each affected warrant.

Changes Not Requiring Approval of Holders.    The second type of change does not require any approval by holders of the warrants of an affected series. These changes are limited to clarifications and changes that would not adversely affect the warrants of that series in any material respect. Nor do we need any approval to make changes that affect only warrants to be issued under the warrant indenture after the changes take effect.

We may also make changes or obtain waivers that do not adversely affect a particular warrant, even if they affect other warrants. In those cases, we do not need to obtain the approval of the holder of that warrant; we need only obtain any required approvals from the holders of the affected warrants.

Changes Requiring Majority Approval.    Any other change to the warrant indenture and the warrants issued under the warrant indenture would require the following approval:

•	If the change affects only the warrants of a particular series, it must be approved by the holders of a majority in number of the warrants of that series.

•	If the change affects the warrants of more than one series issued under the warrant indenture, it must be approved by the holders of a majority in number of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The same majority approval would be required for us to obtain a waiver of any of our covenants in the warrant indenture. If the holders approve a waiver of a covenant, we will not have to comply with that covenant. The holders, however, cannot approve a waiver of any provision in a particular warrant, or in the warrant indenture as it affects that warrant, that we cannot change without the approval of the holder of that warrant as described above in “—Changes Requiring Each Holder’s Approval,” unless that holder approves the waiver.

Book-entry and other indirect owners should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the warrant indenture or any warrants or request a waiver.

Special Rules for Action by Holders

When holders take any action under the warrant indenture, such as giving a notice of default, approving any change or waiver or giving the trustee an instruction, we will apply the following rules.

Only Outstanding Warrants Are Eligible.    Only holders of outstanding warrants of the applicable series will be eligible to participate in any action by holders of warrants of that series. Also, we will count only outstanding warrants in determining whether the various percentage requirements for taking action have been met. For these purposes, a warrant will not be “outstanding”:

•	if it has been surrendered for cancellation;

•	if it has been called for redemption;

•	if we have deposited or set aside, in trust for its holder, money or warrant property for its payment or settlement; or

•	if we or one of our affiliates, such as UBS Securities LLC or UBS Financial Services Inc., is the beneficial owner.

Determining Record Dates for Action by Holders.    We will generally be entitled to set any day as a record date for the purpose of determining the holders that are entitled to take action under the warrant indenture. In certain limited circumstances, only the trustee will be entitled to set a record date for action by holders. If we or the trustee set a record date for an approval or other action to be taken by holders, that vote or action may be taken only by persons or entities

Description of Warrants We May Offer

who are holders on the record date and must be taken during the period that we specify for this purpose, or that the trustee specifies if it sets the record date. We or the trustee, as applicable, may shorten or lengthen this period from time to time. This period, however, may not extend beyond the 180th day after the record date for the action. In addition, record dates for any global warrant may be set in accordance with procedures established by the depositary from time to time. Accordingly, record dates for global warrants may differ from those for other warrants.

Notices

Notices to be given to holders of a global warrant will be given only to the depositary, in accordance with its applicable policies as in effect from time to time. Notices to be given to holders of warrants not in global form will be sent by mail to the respective addresses of the holders as they appear in the trustee’s records, and will be deemed given when mailed. Neither the failure to give any notice to a particular holder, nor any defect in a notice given to a particular holder, will affect the sufficiency of any notice given to another holder.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive notices.

The Warrant Agreements

We may issue debt warrants and some universal warrants in one or more series and under one or more warrant agreements, each to be entered into between us and a bank, trust company or other financial institution as warrant agent. We may add, replace or terminate warrant agents from time to time. We may also choose to act as our own warrant agent. We will describe the warrant agreement under which we issue any warrants in the applicable prospectus supplement, and we will file that agreement with the SEC as an exhibit to an amendment to the registration statement of which this prospectus is a part or as an exhibit to a Form 6-K and incorporated herein by reference. See “Where You Can Find More Information” above for information on how to obtain a copy of a warrant agreement when it is filed.

We may also issue universal warrants under the warrant indenture. For these warrants, the applicable provisions of the warrant indenture described above would apply instead of the provisions described in this section.

Enforcement of Rights

The warrant agent under a warrant agreement will act solely as our agent in connection with the warrants issued under that agreement. The warrant agent will not assume any obligation or relationship of agency or trust for or with any holders of those warrants. Any holder of warrants may, without the consent of any other person, enforce by appropriate legal action, on its own behalf, its right to exercise those warrants in accordance with their terms. No holder of any warrant will be entitled to any rights of a holder of the debt securities or any other warrant property purchasable upon exercise of the warrant, including any right to receive payments on those debt securities or other warrant property or to enforce any covenants or rights in the relevant indenture or any other agreement.

Warrant Agreement Will Not Be Qualified Under Trust Indenture Act

No warrant agreement will be qualified as an indenture, and no warrant agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of warrants issued under a warrant agreement will not have the protection of the Trust Indenture Act with respect to their warrants.

Modification and Waiver of Covenants

There are three types of changes we can make to the warrants of any series and the related warrant agreement.

Changes Requiring Each Holder’s Approval.    We may not amend any particular warrant or a warrant agreement with respect to any particular warrant unless we obtain the consent of the holder of that warrant, if the amendment would:

•	change the exercise price of the warrant;

•	change the kind or reduce the amount of the warrant property or other consideration receivable upon exercise, cancellation or expiration of the warrant, except as permitted by the antidilution or other adjustment provisions of the warrant;

Description of Warrants We May Offer

•	shorten, advance or defer the period of time during which the holder may exercise the warrant or otherwise impair the holder’s right to exercise the warrant; or

•	reduce the percentage of outstanding, unexpired warrants of any series or class the consent of whose holders is required to amend the series or class, or the applicable warrant agreement with regard to that series or class, as described below.

Changes Not Requiring Approval of Holders.    We and the applicable warrant agent may amend any warrant or warrant agreement without the consent of any holder:

•	to cure any ambiguity;

•	to cure, correct or supplement any defective or inconsistent provision; or

•	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only warrants to be issued after the changes take effect. We may also make changes that do not adversely affect a particular warrant in any material respect, even if they adversely affect other warrants in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected warrant; we need only obtain any required approvals from the holders of the affected warrants.

Changes Requiring Majority Approval.    Any other change to a particular warrant agreement and the warrants issued under that agreement would require the following approval:

•	If the change affects only the warrants of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding, unexpired warrants of that series.

•	If the change affects the warrants of more than one series issued under that agreement, the change must be approved by the holders of a majority of all outstanding, unexpired warrants of all series affected by the change, with the warrants of all the affected series voting together as one class for this purpose.

In each case, the required approval must be given in writing.

Mergers and Similar Transactions Are Permitted; No Restrictive Covenants or Events of Default

The warrant agreements and any warrants issued under the warrant agreements will not restrict our ability to merge or consolidate with, or sell our assets to, another corporation or other entity or to engage in any other transactions. If at any time we merge or consolidate with, or sell our assets substantially as an entirety to, another corporation or other entity, the successor entity will succeed to and assume our obligations under the warrants and warrant agreements. We will then be relieved of any further obligation under the warrants and warrant agreements.

The warrant agreements and any warrants issued under the warrant agreements will not include any restrictions on our ability to put liens on our assets, including our interests in our subsidiaries, nor will they restrict our ability to sell our assets. The warrant agreements and any warrants issued under the warrant agreements also will not provide for any events of default or remedies upon the occurrence of any events of default.

Governing Law

Each warrant agreement and any warrants issued under the warrant agreement will be governed by New York law.

Form, Exchange and Transfer of Warrants

We will issue each warrant in global—i.e., book-entry—form only, unless we say otherwise in the applicable prospectus supplement. Warrants in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the warrants represented by the global security. Those who own beneficial

Description of Warrants We May Offer

interests in a global warrant will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. We describe book-entry securities below under “Legal Ownership and Book-Entry Issuance.” Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all warrants in global form.

If a warrant is issued as a registered global warrant, only the depositary—e.g., DTC, Euroclear and Clearstream—will be entitled to transfer and exchange the warrant as described in this subsection, since the depositary will be the sole holder of the warrant.

In addition, we will issue each warrant in registered form, unless we say otherwise in the applicable prospectus supplement. If we issue a warrant in bearer form, the applicable prospectus supplement will describe the provisions that would apply to that security.

If any warrants cease to be issued in registered global form, then unless we indicate otherwise in your prospectus supplement, they will be issued:

•	only in fully registered form; and

•	in denominations of 100 warrants and any multiple of 100 warrants.

Holders may exchange their warrants for warrants of smaller denominations or combined into fewer warrants of larger denominations, as long as the total number of warrants is not changed.

Holders of non-global warrants may exchange or transfer their warrants at the office of the trustee or warrant agent, as applicable. They may also replace lost, stolen, destroyed or mutilated warrants at that office. We have appointed the trustee or warrant agent, as applicable, to act as our agent for registering warrants in the names of holders and transferring and replacing warrants. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their warrants, but they may be required to pay for any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership. The transfer agent may require an indemnity before replacing any warrants.

If we have the right to redeem, accelerate or settle any warrants before their expiration, and we exercise our right as to less than all those warrants, we may block the transfer or exchange of those warrants during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing or during any other period specified in the applicable prospectus supplement, in order to freeze the list of holders who will receive the mailing. We may also refuse to register transfers of or exchange any warrant selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any warrant being partially settled.

If we have designated additional transfer agents for your warrant, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

The rules for exchange described above apply to exchange of warrants for other warrants of the same series and kind. If a warrant is exercisable for a different kind of security, such as one that we have not issued, or for other property, the rules governing that type of exercise will be described in the applicable prospectus supplement.

Payment Mechanics for Warrants

Who Receives Payment?

If money is due on a warrant at its payment or settlement date, we will pay the amount to the holder of the warrant against surrender of the warrant at a proper place of payment or, in the case of a global warrant, in accordance with the applicable policies of the depositary.

Description of Warrants We May Offer

How We Will Make Payments Due in U.S. Dollars

We will follow the practices described in this subsection when paying amounts due in U.S. dollars. Payments of amounts due in other currencies will be made as described in the next subsection.

Payments on Global Warrants.    We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will pay directly to the depositary, or its nominee, and not to any indirect owners who own beneficial interests in the global warrant. An indirect owner’s right to receive those payments will be governed by the rules and practices of the depositary and its participants, as described in the section entitled “Legal Ownership and Book-Entry Issuance—What Is a Global Security?”.

Payments on Non-Global Warrants.    We will make payments on a warrant in non-global, registered form as follows. We will make all payments by check at the paying agent described below, against surrender of the warrant. All payments by check will be made in next-day funds—that is, in funds that become available on the day after the check is cashed.

Alternatively, if a non-global warrant has an original issue price of at least $1,000,000 and the holder asks us to do so, we will pay any amount that becomes due on the warrant by wire transfer of immediately available funds to an account at a bank in New York City, on the payment or settlement date. To request wire payment, the holder must give the paying agent appropriate wire transfer instructions at least five business days before the requested wire payment is due. Payment will be made only after the warrant is surrendered to the paying agent.

Book-entry and other indirect owners should consult their banks or brokers for information on how they will receive payments on their warrants.

How We Will Make Payments Due in Other Currencies

We will follow the practices described in this subsection when paying amounts that are due in a specified currency other than U.S. dollars.

Payments on Global Warrants.    We will make payments on a global warrant in accordance with the applicable policies of the depositary as in effect from time to time. We understand that these policies, as currently in effect at DTC, are as follows:

Unless otherwise indicated in your prospectus supplement, if you are an indirect owner of global warrants denominated in a specified currency other than U.S. dollars and if you have the right to elect to receive payments in that other currency and do make that election, you must notify the participant through which your interest in the global warrant is held of your election on or before the 16th day before the payment or settlement date. Your participant must, in turn, notify DTC of your election on or before the 12th DTC business day before the payment or settlement date.

DTC, in turn, will notify the paying agent of your election in accordance with DTC’s procedures.

If complete instructions are received by the participant and forwarded by the participant to DTC, and by DTC to the paying agent, on or before the dates noted above, the paying agent, in accordance with DTC’s instructions, will make the payment to you or your participant by wire transfer of immediately available funds to an account maintained by you or your participant with a bank located in the country issuing the specified currency or in another jurisdiction acceptable to us and the paying agent.

If the foregoing steps are not properly completed, we expect DTC to inform the paying agent that payment is to be made in U.S. dollars. In that case, we or our agent will convert the payment to U.S. dollars in the manner described below under “—Conversion to U.S. Dollars.” We expect that we or our agent will then make the payment in U.S. dollars to DTC, and that DTC in turn will pass it along to its participants.

Book-entry and other indirect owners of a global warrant denominated in a currency other than U.S. dollars should consult their banks or brokers for information on how to request payment in the specified currency.

Description of Warrants We May Offer

Payments on Non-Global Warrants.    Except as described in the second to last paragraph under this heading, we will make payments on warrants in non-global form in the applicable specified currency. We will make these payments by wire transfer of immediately available funds to any account that is maintained in the applicable specified currency at a bank designated by the holder and is acceptable to us and the trustee or warrant agent, as applicable. To designate an account for wire payment, the holder must give the paying agent appropriate wire instructions at least five business days before the requested wire payment is due. The payment will be made only after the warrant is surrendered to the paying agent.

If a holder fails to give instructions as described above, we will notify the holder at the address in the records of the trustee or warrant agent, as applicable, and will make the payment within five business days after the holder provides appropriate instructions. Any late payment made in these circumstances will be treated under the warrant indenture or warrant agreement, as applicable, as if made on the payment or settlement date, and no interest will accrue on the late payment from the payment or settlement date to the date paid.

Although a payment on a warrant in non-global form may be due in a specified currency other than U.S. dollars, we will make the payment in U.S. dollars if the holder asks us to do so. To request U.S. dollar payment, the holder must provide appropriate written notice to the trustee or warrant agent, as applicable, at least five business days before the payment or settlement date for which payment in U.S. dollars is requested.

Indirect owners of a non-global warrant with a specified currency other than U.S. dollars should contact their banks or brokers for information about how to receive payments in the specified currency or in U.S. dollars.

Conversion to U.S. Dollars.    When we are asked by a holder to make payments in U.S. dollars of an amount due in another currency, either on a global warrant or a non-global warrant as described above, we will determine the U.S. dollar amount the holder receives as follows. The exchange rate agent described below will request currency bid quotations expressed in U.S. dollars from three or, if three are not available, then two, recognized foreign exchange dealers in New York City, any of which may be the exchange rate agent, an affiliate of UBS, as of 11:00 A.M., New York City time, on the second business day before the payment date. Currency bid quotations will be requested on an aggregate basis, for all holders of warrants requesting U.S. dollar payments of amounts due on the same date in the same specified currency. The U.S. dollar amount the holder receives will be based on the highest acceptable currency bid quotation received by the exchange rate agent. If the exchange rate agent determines that at least two acceptable currency bid quotations are not available on that second business day, the payment will be made in the specified currency.

To be acceptable, a quotation must be given as of 11:00 A.M., New York City time, on the second business day before the due date and the quoting dealer must commit to execute a contract at the quotation in the total amount due in that currency on all series of warrants. If some but not all of the relevant warrants are LIBOR warrants or EURIBOR warrants, the second preceding business day will be determined for this purpose as if none of those warrants were LIBOR warrants or EURIBOR warrants.

A holder that requests payment in U.S. dollars will bear all associated currency exchange costs, which will be deducted from the payment.

When the Specified Currency Is Not Available.    If we are obligated to make any payment in a specified currency other than U.S. dollars, and the specified currency or any successor currency is not available to us due to circumstances beyond our control—such as the imposition of exchange controls or a disruption in the currency markets—we will be entitled to satisfy our obligation to make the payment in that specified currency by making the payment in U.S. dollars, on the basis specified in the applicable prospectus supplement.

For a specified currency other than U.S. dollars, the exchange rate will be the noon buying rate for cable transfers of the specified currency in New York City as quoted by the Federal Reserve Bank of New York on the then-most recent day on which that bank has quoted that rate.

The foregoing will apply to any warrant, whether in global or non-global form, and to any payment, including a payment at the payment or settlement date. Any payment made under the circumstances and in a manner described above will not result in a default under any warrant or the indenture.

Description of Warrants We May Offer

Exchange Rate Agent.    If we issue a warrant in a specified currency other than U.S. dollars, we will appoint a financial institution to act as the exchange rate agent and will name the institution initially appointed when the warrant is originally issued in the applicable prospectus supplement. We may select UBS Securities LLC or another of our affiliates to perform this role. We may change the exchange rate agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

All determinations made by the exchange rate agent will be in its sole discretion unless we state in the applicable prospectus supplement that any determination requires our approval. In the absence of manifest error, those determinations will be conclusive for all purposes and binding on you and us, without any liability on the part of the exchange rate agent.

Payment When Offices Are Closed

If any payment or delivery of warrant property is due on a warrant on a day that is not a business day, we will make the payment or delivery on the next day that is a business day. Unless otherwise specified in the applicable prospectus supplement, payments or deliveries postponed to the next business day in this situation will be treated under the indenture as if they were made on the original payment or settlement date. Postponement of this kind will not result in a default under any warrant or the indenture, and no interest will accrue on the postponed amount from the original payment or settlement date to the next day that is a business day.

The term “business day” means, for any warrant, a day that meets all the following applicable requirements:

•	for all warrants, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close and that satisfies any other criteria specified in your prospectus supplement;

•	if the warrant has a specified currency other than U.S. dollars or euros, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency;

•	if the warrant is held through Euroclear, is also not a day on which banking institutions in Brussels, Belgium are generally authorized or obligated by law, regulation or executive order to close; and

•	if the warrant is held through Clearstream, is also not a day on which banking institutions in Luxembourg are generally authorized or obligated by law, regulation or executive order to close.

Paying Agent

We may appoint one or more financial institutions to act as our paying agents, at whose designated offices warrants in non-global form may be surrendered for payment at their payment or settlement date. We call each of those offices a paying agent. We may add, replace or terminate paying agents from time to time. We may also choose to act as our own paying agent. Initially, we have appointed the trustee, at its corporate trust office in New York City, as the paying agent for warrants issued under the warrant indenture. We must notify the trustee of changes in the paying agents for warrants issued under the warrant indenture.

Unclaimed Payments

Regardless of who acts as paying agent, all money paid or warrant property delivered by us to a paying agent that remains unclaimed at the end of two years after the amount is due to a holder will be repaid or redelivered to us. After that two-year period, the holder may look only to us for payment of any money or delivery of any warrant property, and not to the trustee or warrant agent, as applicable, any other paying agent or anyone else.

Payment of Additional Amounts

A relevant jurisdiction may require UBS to withhold amounts from payments on a warrant for taxes or any other governmental charges. If the relevant jurisdiction requires a withholding of this type, UBS may be required to pay you an additional amount so that the net amount you receive will be the amount specified in the warrant to which you are entitled.

Description of Warrants We May Offer

By relevant jurisdiction, we mean Switzerland or a jurisdiction in which the UBS branch through which warrants are issued is located. UBS will not have to pay additional amounts in respect of taxes or other governmental charges that are required to be deducted or withheld by any paying agent from a payment on a warrant, if such payment can be made without such deduction or withholding by any other paying agent, or in respect of taxes or other governmental charges that would not have been imposed but for

•	the existence of any present or former connection between you and the relevant jurisdiction, other than the mere holding of the warrant and the receipt of payments on it;

•	any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, duty, assessment or governmental charge;

•	a failure to comply with any reasonable certification, documentation, information or other reporting requirement concerning your nationality, residence, identity or connection with the relevant jurisdiction, if such compliance is required as a precondition to relief or exemption from such taxes or other governmental charges (including, without limitation, a certification that you are not resident in the relevant jurisdiction or are not an individual resident of a member state of the European Union);

•	any taxes which would not have been imposed but for your presentation, or a presentation on your behalf, of a warrant payment on a date more than 15 days after the date on which such payment on the warrant becomes due and payable or on which the payment is duly provided for, whichever occurs later; or

•	any combination of the items listed above.

In addition, no additional amounts will be required to be paid on account of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Internal Revenue Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Internal Revenue Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Internal Revenue Code.

These provisions will also apply to any taxes or governmental charges imposed by any jurisdiction in which a successor to UBS is organized. The prospectus supplement relating to the warrant may describe additional circumstances in which UBS would not be required to pay additional amounts.

Calculation Agent

Calculations relating to warrants will be made by the calculation agent, an institution that we appoint as our agent for this purpose. That institution may include any affiliate of ours, such as UBS Securities LLC. The prospectus supplement for a particular warrant will name the institution that we have appointed to act as the calculation agent for that warrant as of its original issue date. We may appoint a different institution to serve as calculation agent from time to time after the original issue date of the warrant without your consent and without notifying you of the change.

The calculation agent’s determination of any amount of money payable or warrant property deliverable with respect to a warrant will be final and binding in the absence of manifest error.

All percentages resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655). All amounts used in or resulting from any calculation relating to a warrant will be rounded upward or downward, as appropriate, to the nearest cent, in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

Legal Ownership and Book-Entry Issuance

In this section, we describe special considerations that will apply to registered securities issued in global—i.e., book-entry—form. First we describe the difference between legal ownership and indirect ownership of registered securities. Then we describe special provisions that apply to global securities.

Who is The Legal Owner of a Registered Security?

Each debt security or warrant in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. We refer to those who have securities registered in their own names, on the books that we or the trustee, warrant agent or other agent maintain for this purpose, as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those who, indirectly through others, own beneficial interests in securities that are not registered in their own names as indirect owners of those securities. As we discuss below, indirect owners are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect owners.

Book-Entry Owners

We will issue each security in book-entry form only. This means securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Under each indenture or warrant agreement, only the person in whose name a security is registered is recognized as the holder of that security. Consequently, for securities issued in global form, we will recognize only the depositary as the holder of the securities and we will make all payments on the securities, including deliveries of any property other than cash, to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect owners, and not holders, of the securities.

Street Name Owners

In the future we may terminate a global security or issue securities initially in non-global form. In these cases, investors may choose to hold their securities in their own names or in street name. Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities and we will make all payments on those securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect owners, not holders, of those securities.

Legal Ownership and Book-Entry Issuance

Legal Holders

Our obligations, as well as the obligations of the trustee and the obligations, if any, of any warrant agents and any other third parties employed by us, the trustee or any of those agents, run only to the holders of the securities. We do not have obligations to investors who hold indirect interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect owners but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose—for example, to amend the indenture for a series of debt securities or warrants or the warrant agreement for a series of warrants or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of the indenture—we would seek the approval only from the holders, and not the indirect owners, of the relevant securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the securities being offered by this prospectus, whether they are the holders or only indirect owners of those securities. When we refer to “your securities” in this prospectus, we mean the securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	whether and how you can instruct it to exercise any rights to purchase or sell warrant property under a warrant or to exchange or convert a security for or into other property;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

What Is a Global Security?

We will issue each security in book-entry form only. Each security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we select. A financial institution or clearing system that we select for any security for this purpose is called the “depositary” for that security. A security will usually have only one depositary but it may have more.

Each series of securities will have one or more of the following as the depositaries:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the securities on behalf of Morgan Guaranty Trust Company of New York, acting out of its Brussels, Belgium, office, as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the securities on behalf of Clearstream Banking, société anonyme, which is known as “Clearstream”; and

Legal Ownership and Book-Entry Issuance

•	any other clearing system or financial institution named in the applicable prospectus supplement. The depositaries named above may also be participants in one another’s systems. Thus, for example, if DTC is the depositary for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, as DTC participants.

The depositary or depositaries for your securities will be named in your prospectus supplement; if none is named, the depositary will be DTC.

A global security may represent one or any other number of individual securities. Generally, all securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple securities of the same kind, such as debt securities, that have different terms and are issued at different times. We call this kind of global security a master global security. Your prospectus supplement will not indicate whether your securities are represented by a master global security.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only indirect interests in a global security. Indirect interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect owner of an interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued in global form only, then the security will be represented by a global security at all times unless and until the global security is terminated. We describe the situations in which this can occur below under “—Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depositary and those of the investor’s financial institution or other intermediary through which it holds its interest (such as Euroclear or Clearstream, if DTC is the depositary), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of securities and instead deal only with the depositary that holds the global security.

If securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot require the securities to be registered in his or her own name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above under “—Who Is the Legal Owner of a Registered Security?”

•	An investor may not be able to sell interests in the securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies will govern payments, deliveries, transfers, exchanges, notices and other matters relating to an investor’s interest in a global security, and those policies may change from time to time. We,

Legal Ownership and Book-Entry Issuance

the trustee and any warrant agents will have no responsibility for any aspect of the depositary’s policies, actions or records of ownership interests in a global security. We, the trustee and any warrant agents also do not supervise the depositary in any way.

•	The depositary will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your broker or bank may require you to do so as well.

•	Financial institutions that participate in the depositary’s book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, may also have their own policies affecting payments, deliveries, transfers, exchanges, notices and other matters relating to the securities, and those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, when DTC is the depositary, Euroclear or Clearstream, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated

If we issue any series of securities in book-entry form but we choose to give the beneficial owners of that series the right to obtain non-global securities, any beneficial owner entitled to obtain non-global securities may do so by following the applicable procedures of the depositary, any transfer agent or registrar for that series and that owner’s bank, broker or other financial institution through which that owner holds its beneficial interest in the securities. If you are entitled to request a non-global certificate and wish to do so, you will need to allow sufficient lead time to enable us or our agent to prepare the requested certificate.

In addition, in a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the securities it represented. After that exchange, the choice of whether to hold the securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors above under “—Who Is the Legal Owner of a Registered Security?”

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 60 days; or

•	in the case of a global security representing debt securities or warrants issued under an indenture, if an event of default has occurred with regard to these debt securities or warrants and has not been cured or waived.

If a global security is terminated, only the depositary, and not we, the trustee for any debt securities or warrants or the warrant agent for any warrants, is responsible for deciding the names of the institutions in whose names the securities represented by the global security will be registered and, therefore, who will be the holders of those securities.

Considerations Relating to Euroclear and Clearstream

Euroclear and Clearstream are securities clearance systems in Europe. Both systems clear and settle securities transactions between their participants through electronic, book-entry delivery of securities against payment.

Euroclear and Clearstream may be depositaries for a global security. In addition, if DTC is the depositary for a global security, Euroclear and Clearstream may hold interests in the global security as participants in DTC.

As long as any global security is held by Euroclear or Clearstream as depositary, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream. If Euroclear

Legal Ownership and Book-Entry Issuance

or Clearstream is the depositary for a global security and there is no depositary in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices and other matters relating to the securities made through Euroclear or Clearstream must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, on one hand, and participants in DTC, on the other hand, when DTC is the depositary, would also be subject to DTC’s rules and procedures.

Special Timing Considerations for Transactions in Euroclear and Clearstream

Investors will be able to make and receive through Euroclear and Clearstream payments, deliveries, transfers, exchanges, notices and other transactions involving any securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

In addition, because of time-zone differences, U.S. investors who hold their interests in the securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream may need to make special arrangements to finance any purchases or sales of their interests between the U.S. and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

Considerations Relating to Indexed Securities

We use the term “indexed securities” to mean debt securities and warrants whose value is linked to an underlying property or index, including equity, commodity and credit indexed securities and equity, commodity, currency and credit linked securities. Indexed securities may present a high level of risk, and those who invest in some indexed securities may lose their entire investment. In addition, the treatment of indexed securities for U.S. federal income tax purposes is often unclear due to the absence of any authority specifically addressing the issues presented by any particular indexed security. Thus, if you propose to invest in indexed securities, you should independently evaluate the federal income tax consequences of purchasing an indexed security that apply in your particular circumstances. You should also read “U.S. Tax Considerations” for a discussion of U.S. tax matters.

Investors in Indexed Securities Could Lose Their Investment

The amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant will be determined by reference to the price, value or level of one or more securities, currencies, commodities or other properties, any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance, and/or one or more indices or baskets of any of these items. We refer to each of these as an “index.” The direction and magnitude of the change in the price, value or level of the relevant index will determine the amount of principal and/or interest payable on an indexed debt security and the cash value or physical settlement value of a physically settled debt security and the cash value or physical settlement value of an indexed warrant. The terms of a particular indexed debt security may or may not include a promised return of a percentage of the face amount at maturity or a minimum interest rate. An indexed warrant generally will not provide for any guaranteed minimum settlement value. Thus, if you purchase an indexed security, you may lose all or a portion of the principal or other amount you invest and may receive no interest on your investment.

The Issuer of a Security or Currency That Serves as an Index Could Take Actions That May Adversely Affect an Indexed Security

The issuer of a security that serves as an index or part of an index for an indexed security will have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. The issuer may take actions, such as a merger or sale of assets, without regard to the interests of the holder. Any of these actions could adversely affect the value of a security indexed to that security or to an index of which that security is a component.

If the index for an indexed security includes a non-U.S. dollar currency or other asset denominated in a non-U.S. dollar currency, the government that issues that currency will also have no involvement in the offer and sale of the indexed security and no obligations to the holder of the indexed security. That government may take actions that could adversely affect the value of the security. See “Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency—Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security” below for more information about these kinds of government actions.

An Indexed Security May Be Linked to a Volatile Index, Which Could Hurt Your Investment

Some indices are highly volatile, which means that their value may change significantly, up or down, over a short period of time. The amount of principal or interest that can be expected to become payable on an indexed debt security or the expected settlement value of an indexed warrant may vary substantially from time to time. Because the amounts payable with respect to an indexed security are generally calculated based on the value or level of the relevant index on a specified date or over a limited period of time, volatility in the index increases the risk that the return on the indexed security may be adversely affected by a fluctuation in the level of the relevant index.

The volatility of an index may be affected by political or economic events, including governmental actions, or by the activities of participants in the relevant markets. Any of these events or activities could adversely affect the value of an indexed security.

Considerations Relating to Indexed Securities

An Index to Which a Security is Linked Could Be Changed or Become Unavailable

Some indices compiled by us or our affiliates or third parties may consist of or refer to several or many different securities, commodities or currencies or other instruments or measures. The compiler of such an index typically reserves the right to alter the composition of the index and the manner in which the value or level of the index is calculated. An alteration may result in a decrease in the value of or return on an indexed security that is linked to the index. The indices for our indexed securities may include published indices of this kind or customized indices developed by us or our affiliates in connection with particular issues of indexed securities.

A published index may become unavailable, or a customized index may become impossible to calculate in the normal manner, due to events such as war, natural disasters, cessation of publication of the index or a suspension or disruption of trading in one or more securities, commodities or currencies or other instruments or measures on which the index is based. If an index becomes unavailable or impossible to calculate in the normal manner, the terms of a particular indexed security may allow us to delay determining the amount payable as principal or interest on a debt security or the settlement value of an indexed warrant, or we may use an alternative method to determine the value of the unavailable index. Alternative methods of valuation are generally intended to produce a value similar to the value resulting from reference to the relevant index. It is unlikely, however, that any alternative method of valuation we use will produce a value identical to the value that the actual index would produce. If we use an alternative method of valuation for a security linked to an index of this kind, the value of the security, or the rate of return on it, may be lower than it otherwise would be.

Some indexed securities are linked to indices that are not commonly used or that have been developed only recently. The lack of a trading history may make it difficult to anticipate the volatility or other risks associated with an indexed security of this kind. In addition, trading in these indices or their underlying stocks, commodities or currencies or other instruments or measures, or options or futures contracts on these stocks, commodities or currencies or other instruments or measures, may be limited, which could increase their volatility and decrease the value of the related indexed securities or their rates of return.

We May Engage in Hedging Activities That Could Adversely Affect an Indexed Security

In order to hedge an exposure on a particular indexed security, we may, directly or through our affiliates, enter into transactions involving the securities, commodities or currencies or other instruments or measures that underlie the index for that security, or involving derivative instruments, such as swaps, options or futures, on the index or any of its component items. By engaging in transactions of this kind, we could adversely affect the value of an indexed security. It is possible that we could achieve substantial returns from our hedging transactions while the value of the indexed security may decline.

Information About Indices May Not Be Indicative of Future Performance

If we issue an indexed security, we may include historical information about the relevant index in the applicable prospectus supplement. Any information about indices that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in the relevant index that may occur in the future.

We May Have Conflicts of Interest Regarding an Indexed Security

UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may have conflicts of interest with respect to some indexed securities. UBS Securities LLC, UBS Financial Services Inc. and our other affiliates may engage in trading, including trading for hedging purposes, for their own accounts or for other accounts under their management, in indexed securities and in the securities, commodities or currencies or other instruments or measures on which the index is based or in other derivative instruments related to the index or its component items. These trading activities could adversely affect the value of indexed securities. We and our affiliates may also issue or underwrite securities or derivative instruments that are linked to the same index as one or more indexed securities. By introducing competing products into the marketplace in this manner, we could adversely affect the value of an indexed security.

Considerations Relating to Indexed Securities

UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates may serve as calculation agent for the indexed securities and may have considerable discretion in calculating the amounts payable in respect of the securities. To the extent that UBS Securities LLC, UBS Financial Services Inc. or another of our affiliates calculates or compiles a particular index, it may also have considerable discretion in performing the calculation or compilation of the index. Exercising discretion in this manner could adversely affect the value of an indexed security based on the index or the rate of return on the security.

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

If you intend to invest in a non-U.S. dollar security—e.g., a security whose principal and/or interest is payable in a currency other than U.S. dollars or that may be settled by delivery of or reference to a non-U.S. dollar currency or property denominated in or otherwise linked to a non-U.S. dollar currency—you should consult your own financial and legal advisors as to the currency risks entailed by your investment. Securities of this kind may not be an appropriate investment for investors who are unsophisticated with respect to non-U.S. dollar currency transactions.

The information in this prospectus is directed primarily to investors who are U.S. residents or whose base currency is the U.S. dollar. Investors who are not U.S. residents or whose base currency is not the U.S. dollar should consult their own financial and legal advisors about currency-related risks particular to their investment.

An Investment in a Non-U.S. Dollar Security Involves Currency-Related Risks

An investment in a non-U.S. dollar security entails significant risks that are not associated with a similar investment in a security that is payable solely in U.S. dollars and where settlement value is not otherwise based on a non-U.S. dollar currency. These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the various non-U.S. dollar currencies or composite currencies and the possibility of the imposition or modification of foreign exchange controls or other conditions by either the United States or non-U.S. governments. When payments are made in the non-U.S. dollar currency, the total principal plus interest in that currency may be less than the initial principal invested on a U.S. dollar basis, if converted back into U.S. dollars at the then-current spot price, despite any interest or enhanced yield that may have been earned. These risks generally depend on factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies in the global markets.

There Are Limited Facilities for Non-U.S. Dollar Currencies in the United States

At the present time, there are limited facilities in the United States for the conversion of U.S. dollars into foreign currencies, currency units or composite currencies and vice versa, and commercial banks generally do not offer non-U.S. dollar checking or savings account facilities in the United States. The agents are prepared to arrange for the conversion of U.S. dollars into the non-U.S. dollar specified currency in which a security may be denominated in order to enable the purchaser to pay for the security, provided that a request is made to the applicable agent on or prior to the third business day preceding the date of delivery of the security, or by such other day as determined by such agent. Each such conversion will be made by the applicable agent on such terms and subject to such conditions, limitations and charges as the agent may from time to time establish in accordance with its regular foreign exchange practices. All costs of conversion will be borne by the purchaser of such security denominated in a non-U.S. dollar specified currency.

Changes in Currency Exchange Rates Can Be Volatile and Unpredictable

Rates of exchange between the U.S. dollar and many other currencies have been highly volatile, and this volatility may continue and perhaps spread to other currencies in the future. Fluctuations in currency exchange rates could adversely affect an investment in a security denominated in, or where value is otherwise linked to, a specified currency other than U.S. dollars. Depreciation of the specified currency against the U.S. dollar could result in a decrease in the U.S. dollar-equivalent value of payments on the security, including the principal payable at maturity or settlement value payable upon exercise. That in turn could cause the market value of the security to fall. Depreciation of the specified currency against the U.S. dollar could result in a loss to the investor on a U.S. dollar basis.

Government Policy Can Adversely Affect Currency Exchange Rates and an Investment in a Non-U.S. Dollar Security

Currency exchange rates can either float or be fixed by sovereign governments. From time to time, governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rate of their currencies. Governments may also issue a new currency to replace an existing currency

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

or alter the exchange rate or exchange characteristics by devaluation or revaluation of a currency. Thus, a special risk in purchasing non-U.S. dollar securities is that their yields or payouts could be significantly and unpredictably affected by governmental actions. Even in the absence of governmental action directly affecting currency exchange rates, political or economic developments in the country issuing the specified currency for a non-U.S. dollar security or elsewhere could lead to significant and sudden changes in the exchange rate between the U.S. dollar and the specified currency. These changes could affect the value of the security as participants in the global currency markets move to buy or sell the specified currency or U.S. dollars in reaction to these developments.

Governments have imposed from time to time and may in the future impose exchange controls or other conditions, including taxes, with respect to the exchange or transfer of a specified currency that could affect exchange rates as well as the availability of a specified currency for a security at its maturity or on any other payment date. In addition, the ability of a holder to move currency freely out of the country in which payment in the currency is received or to convert the currency at a freely determined market rate could be limited by governmental actions.

Non-U.S. Dollar Securities May Permit Us to Make Payments in U.S. Dollars or Delay Payment If We Are Unable to Obtain the Specified Currency

Securities payable in a currency other than U.S. dollars may provide that, if the other currency is subject to convertibility, transferability, market disruption or other conditions affecting its availability at or about the time when a payment on the securities comes due because of circumstances beyond our control, we will be entitled to make the payment in U.S. dollars or delay making the payment. These circumstances could include the imposition of exchange controls or our inability to obtain the other currency because of a disruption in the currency markets. If we made payment in U.S. dollars, the exchange rate we would use would be determined in the manner described above under “Description of Debt Securities We May Offer—Payment Mechanics for Debt Securities—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available” and “Description of Warrants We May Offer—Payment Mechanics for Warrants—How We Will Make Payments Due in Other Currencies—When the Specified Currency Is Not Available.” A determination of this kind may be based on limited information and would involve significant discretion on the part of our foreign exchange agent. As a result, the value of the payment in U.S. dollars an investor would receive on the payment date may be less than the value of the payment the investor would have received in the other currency if it had been available, or may be zero. In addition, a government may impose extraordinary taxes on transfers of a currency. If that happens, we will be entitled to deduct these taxes from any payment on notes payable in that currency.

We Will Not Adjust Non-U.S. Dollar Securities to Compensate for Changes in Currency Exchange Rates

Except as described above, we will not make any adjustment or change in the terms of a non-U.S. dollar security in the event of any change in exchange rates for the relevant currency, whether in the event of any devaluation, revaluation or imposition of exchange or other regulatory controls or taxes or in the event of other developments affecting that currency, the U.S. dollar or any other currency. Consequently, investors in non-U.S. dollar securities will bear the risk that their investment may be adversely affected by these types of events.

In a Lawsuit for Payment on a Non-U.S. Dollar Security, an Investor May Bear Currency Exchange Risk

Our securities will be governed by New York law. Under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on a security denominated in a currency other than U.S. dollars would be required to render the judgment in the specified currency; however, the judgment would be converted into U.S. dollars at the exchange rate prevailing on the date of entry of the judgment. Consequently, in a lawsuit for payment on a security denominated in a currency other than U.S. dollars, investors would bear currency exchange risk until judgment is entered, which could be a long time.

In courts outside of New York, investors may not be able to obtain judgment in a specified currency other than U.S. dollars. For example, a judgment for money in an action based on a non-U.S. dollar security in many other U.S. federal

Considerations Relating to Securities Denominated or Payable in or Linked to a Non-U.S. Dollar Currency

or state courts ordinarily would be enforced in the United States only in U.S. dollars. The date used to determine the rate of conversion of the currency in which any particular security is denominated into U.S. dollars will depend upon various factors, including which court renders the judgment.

Information About Exchange Rates May Not Be Indicative of Future Performance

If we issue a non-U.S. dollar security, we may include in the applicable prospectus supplement currency disclosure that provides information about historical exchange rates for the relevant non-U.S. dollar currency or currencies. Any information about exchange rates that we may provide will be furnished as a matter of information only, and you should not regard the information as indicative of the range of, or trends in, fluctuations in currency exchange rates that may occur in the future. That rate will likely differ from the exchange rate used under the terms that apply to a particular security.

U.S. Tax Considerations

Unless as otherwise stated in the applicable prospectus supplement, this section describes the material United States federal income tax consequences to United States holders, as defined below, of owning the debt securities. It is the opinion of Sullivan & Cromwell LLP, United States tax counsel to UBS. It applies to you only if you hold your securities as capital assets for tax purposes. This section does not apply to you if you are a member of a class of holders subject to special rules, such as:

•	a dealer in securities or currencies;

•	a trader in securities that elects to use a mark-to-market method of tax accounting for your securities holdings;

•	a bank;

•	a life insurance company;

•	a tax-exempt organization;

•	a person subject to alternative minimum tax;

•	a person that owns debt securities that are a hedge or that are hedged against interest rate or currency risks;

•	a person that owns debt securities as part of a straddle or conversion transaction for tax purposes;

•	a person that purchases or sells debt securities as part of a wash sale for tax purposes;

•	a person whose functional currency for tax purposes is not the U.S. dollar; or

•	a person that is not a United States holder, as defined below.

This section deals only with debt securities that are booked through a non-U.S. branch of UBS AG, that are in registered form and that are due to mature 30 years or less from the date on which they are issued. The United States federal income tax consequences of owning debt securities that are booked through a U.S. branch of UBS AG, that are due to mature more than 30 years from their date of issue or that are in bearer form, as well as the restrictions on ownership for debt securities that are in bearer form, and the tax consequences of owning warrants will be discussed in an applicable prospectus supplement. This section is based on the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing and proposed regulations under the Internal Revenue Code, and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

If a partnership holds the debt securities, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding the debt securities should consult its tax advisor with regard to the United States federal income tax treatment of an investment in the debt securities.

Please consult your own tax advisor concerning the consequences of owning these debt securities in your particular circumstances under the Internal Revenue Code and the laws of any other taxing jurisdiction.

You are a United States holder if you are a beneficial owner of a debt security and you are:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate whose income is subject to United States federal income tax regardless of its source; or

•	a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

U.S. Tax Considerations

Taxation of Debt Securities

This subsection describes the material United States federal income tax consequences of owning, selling and disposing of the debt securities UBS AG is offering.

Under recently enacted legislation, United States holders that use an accrual method of accounting for tax purposes generally will be required to include certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule thus may require the accrual of income earlier than would be the case under the general tax rules described below, although the precise application of this rule is unclear at this time. This rule generally will be effective for tax years beginning after December 31, 2017 or, for debt securities issued with original issue discount, for tax years beginning after December 31, 2018. United States holders that use an accrual method of accounting should consult with their tax advisors regarding the potential applicability of this legislation to their particular situation.

Payments of Interest

Except as described below in the case of interest on a discount debt security that is not qualified stated interest, each as defined below under “—Original Issue Discount—General,” you will be taxed on any interest on your debt security, whether payable in U.S. dollars or a foreign currency, including a composite currency or basket of currencies other than U.S. dollars, as ordinary income at the time you receive the interest or it accrues, depending on your method of accounting for tax purposes.

Interest we pay on the debt securities and original issue discount, if any, accrued with respect to the debt securities (as described below under “—Original Issue Discount”) and any additional amounts paid with respect to withholding tax on the debt securities, including withholding tax on payments of such additional amounts, constitutes income from sources outside the United States, and generally will be “passive” income for purposes of the rules regarding the foreign tax credit allowable to a United States holder.

Cash Basis Taxpayers.    If you are a taxpayer that uses the cash receipts and disbursements method of accounting for tax purposes and you receive an interest payment that is denominated in, or determined by reference to, a foreign currency, you must recognize income equal to the U.S. dollar value of the interest payment, based on the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

Accrual Basis Taxpayers.    If you are a taxpayer that uses an accrual method of accounting for tax purposes, you may determine the amount of income that you recognize with respect to an interest payment denominated in, or determined by reference to, a foreign currency by using one of two methods. Under the first method, you will determine the amount of income accrued based on the average exchange rate in effect during the interest accrual period or, with respect to an accrual period that spans two taxable years, that part of the period within the taxable year.

If you elect the second method, you would determine the amount of income accrued on the basis of the exchange rate in effect on the last day of the accrual period or, in the case of an accrual period that spans two taxable years, the exchange rate in effect on the last day of the part of the period within the taxable year. Additionally, under this second method, if you receive a payment of interest within five business days of the last day of your accrual period or taxable year, you may instead translate the interest accrued into U.S. dollars at the exchange rate in effect on the day that you actually receive the interest payment. If you elect the second method, it will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies and to all debt instruments that you subsequently acquire. You may not revoke this election without the consent of the Internal Revenue Service.

When you actually receive an interest payment, including a payment attributable to accrued but unpaid interest upon the sale or retirement of your debt security, denominated in, or determined by reference to, a foreign currency for which you accrued an amount of income, you will recognize ordinary income or loss measured by the difference, if any, between the exchange rate that you used to accrue interest income and the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

U.S. Tax Considerations

Original Issue Discount

General.    If you own a debt security, other than a short-term debt security with a term of one year or less, it will be treated as a discount debt security issued at an original issue discount if the amount by which the debt security’s stated redemption price at maturity exceeds its issue price is more than a de minimis amount. Generally, a debt security’s issue price will be the first price at which a substantial amount of debt securities included in the issue of which the debt security is a part is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers. A debt security’s stated redemption price at maturity is the total of all payments provided by the debt security that are not payments of qualified stated interest. Generally, an interest payment on a debt security is qualified stated interest if it is one of a series of stated interest payments on a debt security that are unconditionally payable at least annually at a single fixed rate, with certain exceptions for lower rates paid during some periods, applied to the outstanding principal amount of the debt security. There are special rules for variable rate debt securities that are discussed under “—Variable Rate Debt Securities.”

In general, your debt security is not a discount debt security if the amount by which its stated redemption price at maturity exceeds its issue price is less than the de minimis amount of 1/4 of 1 percent of its stated redemption price at maturity multiplied by the number of complete years to its maturity. Your debt security will have de minimis original issue discount if the amount of the excess is less than the de minimis amount. If your debt security has de minimis original issue discount, you must include the de minimis amount in income as stated principal payments are made on the debt security, unless you make the election described below under “—Election to Treat All Interest as Original Issue Discount.” You can determine the includible amount with respect to each such payment by multiplying the total amount of your debt security’s de minimis original issue discount by a fraction equal to:

•	the amount of the principal payment made

divided by

•	the stated principal amount of the debt security.

Generally, if your discount debt security matures more than one year from its date of issue, you must include original issue discount, or OID, in income before you receive cash attributable to that income. The amount of OID that you must include in income is calculated using a constant-yield method, and generally you will include increasingly greater amounts of OID in income over the life of your debt security. More specifically, you can calculate the amount of accrued OID that you must include in income by adding the daily portions of OID with respect to your discount debt security for each day during the taxable year or portion of the taxable year that you hold your discount debt security. You can determine the daily portion by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. You may select an accrual period of any length with respect to your discount debt security and you may vary the length of each accrual period over the term of your discount debt security. However, no accrual period may be longer than one year and each scheduled payment of interest or principal on the debt security must occur on either the first or final day of an accrual period.

You can determine the amount of OID allocable to an accrual period by:

•	multiplying your discount debt security’s adjusted issue price at the beginning of the accrual period by your debt security’s yield to maturity; and then

•	subtracting from this figure the sum of the payments of qualified stated interest on your debt security allocable to the accrual period.

You must determine the discount debt security’s yield to maturity on the basis of compounding at the close of each accrual period and adjusting for the length of each accrual period. Further, you can determine your discount debt security’s adjusted issue price at the beginning of any accrual period by:

•	adding your discount debt security’s issue price and any accrued OID for each prior accrual period; and then

•	subtracting any payments previously made on your discount debt security that were not qualified stated interest payments.

U.S. Tax Considerations

If an interval between payments of qualified stated interest on your discount debt security contains more than one accrual period, then, when you determine the amount of OID allocable to an accrual period, you must allocate the amount of qualified stated interest payable at the end of the interval, including any qualified stated interest that is payable on the first day of the accrual period immediately following the interval, pro rata to each accrual period in the interval based on their relative lengths. In addition, you must increase the adjusted issue price at the beginning of each accrual period in the interval by the amount of any qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. You may compute the amount of OID allocable to an initial short accrual period by using any reasonable method if all other accrual periods, other than a final short accrual period, are of equal length.

The amount of OID allocable to the final accrual period is equal to the difference between:

•	the amount payable at the maturity of your debt security, other than any payment of qualified stated interest; and

•	your debt security’s adjusted issue price as of the beginning of the final accrual period.

Acquisition Premium.    If you purchase your debt security for an amount that is less than or equal to the sum of all amounts, other than qualified stated interest, payable on your debt security after the purchase date but is greater than the amount of your debt security’s adjusted issue price, as determined above under “—General,” the excess is acquisition premium. If you do not make the election described below under “—Election to Treat All Interest as Original Issue Discount,” then you must reduce the daily portions of OID by a fraction equal to:

•	the excess of your adjusted basis in the debt security immediately after purchase over the adjusted issue price of the debt security divided by

•	the excess of the sum of all amounts payable (other than qualified stated interest) on the debt security after the purchase date over the debt security’s adjusted issue price.

Pre-Issuance Accrued Interest.    An election may be made to decrease the issue price of your debt security by the amount of pre-issuance accrued interest if:

•	a portion of the initial purchase price of your debt security is attributable to pre-issuance accrued interest;

•	the first stated interest payment on your debt security is to be made within one year of your debt security’s issue date; and

•	the payment will equal or exceed the amount of pre-issuance accrued interest.

If this election is made, a portion of the first stated interest payment will be treated as a return of the excluded pre-issuance accrued interest and not as an amount payable on your debt security.

Debt Securities Subject to Contingencies Including Optional Redemption.    Your debt security is subject to a contingency if it provides for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In such a case, you must determine the yield and maturity of your debt security by assuming that the payments will be made according to the payment schedule most likely to occur if:

•	the timing and amounts of the payments that comprise each payment schedule are known as of the issue date; and

•	one of such schedules is significantly more likely than not to occur.

If there is no single payment schedule that is significantly more likely than not to occur, other than because of a mandatory sinking fund, you must include income on your debt security in accordance with the general rules that govern contingent payment obligations. These rules will be discussed in the applicable prospectus supplement.

U.S. Tax Considerations

Notwithstanding the general rules for determining yield and maturity, if your debt security is subject to contingencies, and either you or we have an unconditional option or options that, if exercised, would require payments to be made on the debt security under an alternative payment schedule or schedules, then:

•	in the case of an option or options that we may exercise, we will be deemed to exercise or not exercise an option or combination of options in the manner that minimizes the yield on your debt security and,

•	in the case of an option or options that you may exercise, you will be deemed to exercise or not exercise an option or combination of options in the manner that maximizes the yield on your debt security.

If both you and we hold options described in the preceding sentence, those rules will apply to each option in the order in which they may be exercised. You may determine the yield on your debt security for the purposes of those calculations by using any date on which your debt security may be redeemed or repurchased as the maturity date and the amount payable on the date that you chose in accordance with the terms of your debt security as the principal amount payable at maturity.

If a contingency, including the exercise of an option, actually occurs or does not occur contrary to an assumption made according to the above rules then, except to the extent that a portion of your debt security is repaid as a result of this change in circumstances and solely to determine the amount and accrual of OID, you must redetermine the yield and maturity of your debt security by treating your debt security as having been retired and reissued on the date of the change in circumstances for an amount equal to your debt security’s adjusted issue price on that date.

Election to Treat All Interest as Original Issue Discount.    You may elect to include in gross income all interest that accrues on your debt security using the constant-yield method described above under “—General,” with the modifications described below. For purposes of this election, interest will include stated interest, OID, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any amortizable bond premium, described below under “—Debt Securities Purchased at a Premium,” or acquisition premium.

If you make this election for your debt security, then, when you apply the constant-yield method:

•	the issue price of your debt security will equal your cost;

•	the issue date of your debt security will be the date you acquired it; and

•	no payments on your debt security will be treated as payments of qualified stated interest.

Generally, this election will apply only to the debt security for which you make it; however, if the debt security has amortizable bond premium, you will be deemed to have made an election to apply amortizable bond premium against interest for all debt instruments with amortizable bond premium, other than debt instruments the interest on which is excludible from gross income, that you hold as of the beginning of the taxable year to which the election applies or any taxable year thereafter. Additionally, if you make this election for a market discount debt security, you will be treated as having made the election discussed below under “—Market Discount” to include market discount in income currently over the life of all debt instruments having market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke any election to apply the constant-yield method to all interest on a debt security or the deemed elections with respect to amortizable bond premium or market discount debt securities without the consent of the Internal Revenue Service.

Variable Rate Debt Securities.    Your debt security will be a variable rate debt security if:

•	your debt security’s issue price does not exceed the total noncontingent principal payments by more than the lesser of:

1.	.015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or

2.	15 percent of the total noncontingent principal payments; and

U.S. Tax Considerations

•	your debt security provides for stated interest, compounded or paid at least annually, only at:

1.	one or more qualified floating rates,

2.	a single fixed rate and one or more qualified floating rates,

3.	a single objective rate, or

4.	a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

•	the value of any variable rate on any date during the term of your debt security is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

Your debt security will have a variable rate that is a qualified floating rate if:

•	variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which your debt security is denominated; or

•	the rate is equal to such a rate either:

1.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35, or

2.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35 and then increased or decreased by a fixed rate.

If your debt security provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the debt security, the qualified floating rates together constitute a single qualified floating rate.

Your debt security will not have a qualified floating rate, however, if the rate is subject to certain restrictions (including caps, floors, governors, or other similar restrictions) unless such restrictions are caps, floors or governors that are fixed throughout the term of the debt security or such restrictions are not reasonably expected to significantly affect the yield on the debt security.

Your debt security will have a variable rate that is a single objective rate if:

•	the rate is not a qualified floating rate; and

•	the rate is determined using a single, fixed formula that is based on objective financial or economic information that is not within the control of or unique to the circumstances of the issuer or a related party.

Your debt security will not have a variable rate that is an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of your debt security’s term will be either significantly less than or significantly greater than the average value of the rate during the final half of your debt security’s term.

An objective rate as described above is a qualified inverse floating rate if:

•	the rate is equal to a fixed rate minus a qualified floating rate; and

•	the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds.

Your debt security will also have a single qualified floating rate or an objective rate if interest on your debt security is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either:

•	the fixed rate and the qualified floating rate or objective rate have values on the issue date of the debt security that do not differ by more than 0.25 percentage points; or

•	the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In general, if your variable rate debt security provides for stated interest at a single qualified floating rate or objective rate (or one of those rates after a single fixed rate for an initial period), all stated interest on your debt security is

U.S. Tax Considerations

qualified stated interest. In this case, the amount of OID, if any, is determined by using, for a qualified floating rate or qualified inverse floating rate, the value as of the issue date of the qualified floating rate or qualified inverse floating rate, or, for any other objective rate, a fixed rate that reflects the yield reasonably expected for your debt security.

If your variable rate debt security does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period, you generally must determine the interest and OID accruals on your debt security by:

•	determining a fixed rate substitute for each variable rate provided under your variable rate debt security;

•	constructing the equivalent fixed rate debt instrument (using the fixed rate substitute described above);

•	determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument; and

•	adjusting for actual variable rates during the applicable accrual period.

When you determine the fixed rate substitute for each variable rate provided under the variable rate note, you generally will use the value of each variable rate as of the issue date or, for an objective rate that is not a qualified inverse floating rate, a rate that reflects the reasonably expected yield on your debt security.

If your variable rate debt security provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate, and also provides for stated interest at a single fixed rate other than a single fixed rate for an initial period, you generally must determine interest and OID accruals by using the method described in the previous paragraph. However, your variable rate debt security will be treated, for purposes of the first three steps of the determination, as if your debt security had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of your variable rate debt security as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Short-Term Debt Securities.    In general, if you are an individual or other cash basis United States holder of a short-term debt security, you are not required to accrue OID, as specially defined below for the purposes of this paragraph, for United States federal income tax purposes unless you elect to do so. However, you may be required to include any stated interest in income as you receive it. If you are an accrual basis taxpayer, a taxpayer in a special class, including, but not limited to, a regulated investment company, common trust fund, or a certain type of pass-through entity, or a cash basis taxpayer who so elects, you will be required to accrue OID on short-term debt securities on either a straight-line basis or under the constant-yield method, based on daily compounding. If you are not required and do not elect to include OID in income currently, any gain you realize on the sale or retirement of your short-term debt security will be ordinary income to the extent of the accrued OID, which will be determined on a straight-line basis unless you make an election to accrue the OID under the constant-yield method, through the date of sale or retirement. However, if you are not required and do not elect to accrue OID on your short-term debt securities, you will be required to defer deductions for interest on borrowings allocable to your short-term debt securities in an amount not exceeding the deferred income until the deferred income is realized.

When you determine the amount of OID subject to these rules, you must include all interest payments on your short-term debt security, including stated interest, in your short-term debt security’s stated redemption price at maturity.

Foreign Currency Discount Debt Securities.    If your discount debt security is denominated in, or determined by reference to, a foreign currency, you must determine OID for any accrual period on your discount debt security in the foreign currency and then translate the amount of OID into U.S. dollars in the same manner as stated interest accrued by an accrual basis United States holder, as described under “—Payments of Interest.” You may recognize ordinary income or loss when you receive an amount attributable to OID in connection with a payment of interest or the sale or retirement of your debt security.

U.S. Tax Considerations

Market Discount

You will be treated as if you purchased your debt security, other than a short-term debt security, at a market discount, and your debt security will be a market discount note if:

•	in the case of an initial purchaser, you purchase your debt security for less than its issue price as determined above under “—Original Issue Discount—General”; and

•	in the case of all purchasers, the difference between the debt security’s stated redemption price at maturity or, in the case of a discount debt security, the debt security’s revised issue price, and the price you paid for your debt security is equal to or greater than 1/4 of 1 percent of your debt security’s stated redemption price at maturity multiplied by the number of complete years to the debt security’s maturity. To determine the revised issue price of your debt security for these purposes, you generally add any OID that has accrued on your debt security to its issue price.

If your debt security’s stated redemption price at maturity or, in the case of a discount debt security, its revised issue price, exceeds the price you paid for the debt security by less than 1/4 of 1 percent of the debt security’s stated redemption price at maturity multiplied by the number of complete years to the debt security’s maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable to you.

You must treat any gain you recognize on the maturity or disposition of your market discount debt security as ordinary income to the extent of the accrued market discount on your debt security. Alternatively, you may elect to include market discount in income currently over the life of your debt security. If you make this election, it will apply to all debt instruments with market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke this election without the consent of the Internal Revenue Service. If you own a market discount debt security and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to your debt security in an amount not exceeding the accrued market discount on your debt security until the maturity or disposition of your debt security.

If you own a market discount debt security, the market discount would accrue on a straight-line basis unless an election is made to accrue market discount using a constant-yield method. If you make this election, it will apply only to the debt security with respect to which it is made and you may not revoke it. You would, however, not include accrued market discount in income unless you elect to do so as described above.

Debt Securities Purchased at a Premium

If you purchase your debt security for an amount in excess of its principal amount (or, in the case of a discount debt security, in excess of the sum of all amounts payable on the debt security after the acquisition date (other than payments of qualified stated interest)), you may elect to treat the excess as amortizable bond premium. If you make this election, you will reduce the amount required to be included in your income each accrual period with respect to interest on your debt security by the amount of amortizable bond premium allocable to that accrual period, based on your debt security’s yield to maturity.

If the amortizable bond premium allocable to an accrual period exceeds your interest income from your debt security for such accrual period, such excess is first allowed as a deduction to the extent of interest included in your income in respect of the debt security in previous accrual periods and is then carried forward to your next accrual period. If the amortizable bond premium allocable and carried forward to the accrual period in which your debt security is sold, retired or otherwise disposed of exceeds your interest income for such accrual period, you would be allowed an ordinary deduction equal to such excess.

If your debt security is denominated in, or determined by reference to, a foreign currency, you will compute your amortizable bond premium in units of the foreign currency and your amortizable bond premium will reduce your interest income in units of the foreign currency. Gain or loss recognized that is attributable to changes in exchange rates between the time your amortized bond premium offsets interest income and the time of the acquisition of your debt security is generally taxable as ordinary income or loss.

U.S. Tax Considerations

If you make an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, that you hold at the beginning of the first taxable year to which the election applies or that you thereafter acquire, and you may not revoke it without the consent of the Internal Revenue Service. See also “—Original Issue Discount—Election to Treat All Interest as Original Issue Discount.”

Purchase, Sale and Retirement of the Debt Securities

Your tax basis in your debt security will generally be the U.S. dollar cost, as defined below, of your debt security, adjusted by:

•	adding any OID or market discount previously included in income with respect to your debt security; and then

•	subtracting any payments on your debt security that are not qualified stated interest payments and any amortizable bond premium to the extent that such premium either reduced interest income on your debt security or gave rise to a deduction on your debt security.

If you purchase your debt security with foreign currency, the U.S. dollar cost of your debt security will generally be the U.S. dollar value of the purchase price on the date of purchase. However, if you are a cash basis taxpayer, or an accrual basis taxpayer if you so elect, and your debt security is traded on an established securities market, as defined in the applicable Treasury regulations, the U.S. dollar cost of your debt security will be the U.S. dollar value of the purchase price on the settlement date of your purchase.

You will generally recognize gain or loss on the sale or retirement of your debt security equal to the difference between the amount you realize on the sale or retirement, excluding any amounts attributable to accrued but unpaid interest (which will be treated as interest payments), and your tax basis in your debt security. If your debt security is sold or retired for an amount in foreign currency, the amount you realize will be the U.S. dollar value of such amount on the date the debt security is disposed of or retired, except that in the case of a debt security that is traded on an established securities market, as defined in the applicable Treasury regulations, a cash basis taxpayer, or an accrual basis taxpayer that so elects, will determine the amount realized based on the U.S. dollar value of the foreign currency on the settlement date of the sale.

You will recognize capital gain or loss when you sell or retire your debt security, except to the extent:

•	described above under “—Original Issue Discount—Short-Term Debt Securities” or “—Market Discount,” or

•	attributable to changes in exchange rates as described below.

Capital gain of a noncorporate United States holder is generally taxed at preferential rates where the property is held for more than one year.

You must treat any portion of the gain or loss that you recognize on the sale or retirement of a debt security as ordinary income or loss to the extent attributable to changes in exchange rates. However, you only take exchange gain or loss into account to the extent of the total gain or loss you realize on the transaction.

Exchange of Amounts in Other Than U.S. Dollars

If you receive foreign currency as interest on your debt security or on the sale or retirement of your debt security, your tax basis in the foreign currency will equal its U.S. dollar value when the interest is received or at the time of the sale or retirement. If you purchase foreign currency, you generally will have a tax basis equal to the U.S. dollar value of the foreign currency on the date of your purchase. If you sell or dispose of a foreign currency, including if you use it to purchase debt securities or exchange it for U.S. dollars, any gain or loss recognized generally will be ordinary income or loss.

U.S. Tax Considerations

Medicare Tax

A United States holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the United States holder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the United States holder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A United States holder’s net investment income generally includes its interest income and its net gains from the disposition of debt securities, unless such interest income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a United States holder that is an individual, estate or trust, you are urged to consult your tax advisors regarding the applicability of the Medicare tax to your income and gains in respect of your investment in the debt securities.

Extendible, Indexed and Other Debt Securities

The applicable prospectus supplement will discuss any special United States federal income tax rules with respect to extendible debt securities, contingent foreign currency debt securities, debt securities the payments on which are determined by reference to the value of any index or stock and debt securities that are subject to the rules governing contingent payment obligations.

Treasury Regulations Requiring Disclosure of Reportable Transactions

Treasury regulations require United States taxpayers to report certain transactions that give rise to a loss in excess of certain thresholds (a “Reportable Transaction”). Under these regulations, if the debt securities are denominated in, or linked to, a foreign currency, a United States holder that recognizes a loss with respect to the debt securities that is characterized as an ordinary loss due to changes in currency exchange rates (under any of the rules discussed above) would be required to report the loss on Internal Revenue Service Form 8886 (Reportable Transaction Statement) if the loss exceeds the thresholds set forth in the regulations. For individuals and trusts, this loss threshold is $50,000 in any single taxable year. For other types of taxpayers and other types of losses, the thresholds are higher. You should consult with your tax advisor regarding any tax filing and reporting obligations that may apply in connection with acquiring, owning and disposing of debt securities.

Foreign Account Tax Compliance Withholding

Certain non-U.S. financial institutions must comply with information reporting requirements or certification requirements in respect of their direct and indirect United States shareholders and/or United States accountholders to avoid becoming subject to withholding on certain payments. UBS and other non-U.S. financial institutions may accordingly be required to report information to the Internal Revenue Service regarding the holders of debt securities and to withhold on a portion of payments under the debt securities to certain holders that fail to comply with the relevant information reporting requirements (or hold debt securities directly or indirectly through certain non-compliant intermediaries). However, such withholding would generally not apply to payments made before January 1, 2019. Moreover, such withholding would only apply to debt securities issued at least six months after the date on which final regulations implementing such rule are enacted. Holders are urged to consult their own tax advisors and any banks or brokers through which they will hold debt securities as to the consequences (if any) of these rules to them.

Information with Respect to Foreign Financial Assets

Owners of “specified foreign financial assets” with an aggregate value in excess of $50,000 (and in some circumstances, a higher threshold) may be required to file an information report with respect to such assets with their

U.S. Tax Considerations

tax returns. “Specified foreign financial assets” may include financial accounts maintained by foreign financial institutions (which would include debt of a foreign financial institution that is not regularly traded on an established securities market, and thus may include your debt securities), as well as any of the following, but only if they are held for investment and not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-United States persons, (ii) financial instruments and contracts that have non-United States issuers or counterparties, and (iii) interests in foreign entities. Holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the debt securities.

Backup Withholding and Information Reporting

If you are a noncorporate United States holder, information reporting requirements, on Internal Revenue Service Form 1099, generally will apply to payments of principal, any premium and interest on a debt security within the United States, and the payment of proceeds to you from the sale of a debt security effected at a United States office of a broker. Information reporting may also apply in respect of any OID that accrues on a debt security.

Additionally, backup withholding may apply to such payments if you fail to comply with applicable certification requirements or (in the case of interest payments) are notified by the Internal Revenue Service that you have failed to report all interest and dividends required to be shown on your federal income tax returns.

Payment of the proceeds from the sale of a debt security effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding. However, a sale effected at a foreign office of a broker could be subject to information reporting in the same manner as a sale within the United States (and in certain cases may be subject to backup withholding as well) if (i) the broker has certain connections to the United States, (ii) the proceeds or confirmation are sent to the United States or (iii) the sale has certain other specified connections with the United States.

You generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed your income tax liability by filing a refund claim with the Internal Revenue Service.

Taxation of Warrants

U.S. tax considerations with respect to warrants will be discussed in an applicable prospectus supplement.

Tax Considerations Under the Laws of Switzerland

General

Unless as otherwise stated in the applicable prospectus supplement, this section describes the principal tax consequences under the laws of Switzerland for non-Swiss investors (i.e., for investors who are not residents of Switzerland and have no permanent establishment or fixed place of business situated in Switzerland for Swiss tax purposes) of acquiring, owning or disposing of debt securities and warrants issued and booked by a non-Swiss branch of UBS AG, which has the status of a bank and the proceeds from which are used outside Switzerland. This summary does not address the tax treatment of Swiss investors (i.e., for investors who are residents of Switzerland or have a permanent establishment or fixed place of business situated in Switzerland for Swiss tax purposes). The tax information set forth below is based on the opinion of Homburger AG, Zürich, Switzerland, dated June 11, 2018, and has been approved by them for its accuracy.

The following is a summary based on legislation as of the date of this prospectus and does not aim to be a comprehensive description of all the Swiss tax considerations that may be relevant to a decision to invest in debt securities and warrants. The tax treatment for each debt-holder and warrant-holder depends on the particular situation. All holders and prospective holders are advised to consult their own professional tax advisors in light of their particular circumstances as to the Swiss tax legislation that could be relevant for them in connection with the purchase, ownership and disposition of debt securities and warrants and the consequences of such actions under the tax legislation of Switzerland.

Swiss Income and Wealth Tax

Holders of debt securities and warrants who are not residents of Switzerland and have not engaged in a trade or business through a permanent establishment or fixed place of business situated in Switzerland to which the debt securities and warrants are attributable or to which the debt securities and warrants belong will not be subject to any Swiss federal, cantonal or communal corporate or individual income and capital or wealth tax or capital gains tax on the holding and disposition of the debt securities and warrants or the exercise of warrants.

Issuance Stamp Tax

Under the condition that UBS AG will book the debt securities and warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and the warrants in Switzerland, the issuance of the debt securities and warrants will not be a taxable event for Swiss issuance stamp tax purposes.

Withholding Tax

Under the condition that UBS AG will book the debt securities or warrants in its Jersey branch, London branch or any other branch not situated in Switzerland and under the conditions that the respective branch has the status of a bank and UBS AG does not use the proceeds of the sale of the debt securities and warrants in Switzerland, the payment of interest on and the redemption of debt securities or warrants and the exercise of warrants is not subject to Swiss withholding tax.

On 4 November 2015 the Swiss Federal Council announced that it had mandated the Swiss Federal Finance Department to appoint a group of experts to prepare a proposal for a reform of the Swiss withholding tax system. The proposal is expected to, among other things, replace the current debtor-based regime applicable to interest payments with a paying agent-based regime for Swiss withholding tax. This paying agent-based regime is expected to be similar to the one contained in the draft legislation published by the Swiss Federal Council on 17 December 2014, which was subsequently withdrawn on 24 June 2015. If such a new paying-agent based regime were to be enacted, and were to result in the deduction or withholding of Swiss withholding tax on any interest payments in respect of debt securities or warrants by any person other than the Issuer, the holder of such debt security or warrant would not be entitled to receive any additional amounts as a result of such deduction or withholding under the terms of the debt securities or warrants, as the case may be.

Tax Considerations Under the Laws of Switzerland

Securities Turnover Tax

Dealings in debt securities or warrants where a bank or another securities dealer in Switzerland (as defined in the Swiss Federal Stamp Tax Act) acts as an intermediary, or is a party, to the transaction, may be subject to Swiss federal stamp tax on the turnover in securities at an aggregated rate of up to 0.3 percent of the purchase price of the debt securities or warrants. A branch of UBS AG situated, or a subsidiary of UBS AG resident, outside Switzerland will not be a Swiss securities dealer under the Swiss Federal Stamp Tax Act.

Swiss Facilitation of the Implementation of the U.S. Foreign Account Tax Compliance Act

Switzerland has concluded an intergovernmental agreement with the U.S. to facilitate the implementation of FATCA. The agreement ensures that the accounts held by U.S. persons with Swiss financial institutions are disclosed to the U.S. tax authorities either with the consent of the account holder or by means of group requests within the scope of administrative assistance. Information will not be transferred automatically in the absence of consent, and instead will be exchanged only within the scope of administrative assistance on the basis of the double taxation agreement between the U.S. and Switzerland. On October 8, 2014, the Swiss Federal Council approved a mandate for negotiations with the U.S. on changing the current direct-notification-based regime to a regime where the relevant information is sent to the Swiss Federal Tax Administration, which in turn provides the information to the U.S. tax authorities. The new regime may come into force earliest in 2018.

Automatic Exchange of Information in Tax Matters

On November 19, 2014, Switzerland signed the Multilateral Competent Authority Agreement (the “MCAA”). The MCAA is based on article 6 of the OECD/Council of Europe administrative assistance convention and is intended to ensure the uniform implementation of Automatic Exchange of Information (the “AEOI”). The Federal Act on the International Automatic Exchange of Information in Tax Matters (the “AEOI Act”) entered into force on January 1, 2017. The AEOI Act is the legal basis for the implementation of the AEOI standard in Switzerland.

The AEOI is being introduced in Switzerland through bilateral agreements or multilateral agreements. The agreements have, and will be, concluded on the basis of guaranteed reciprocity, compliance with the principle of speciality (i.e. the information exchanged may only be used to assess and levy taxes (and for criminal tax proceedings)) and adequate data protection.

Based on such multilateral or bilateral agreements and the implementing laws of Switzerland, Switzerland collects and exchanges data in respect of financial assets, including, as the case may be, debt securities and warrants, held in, and income derived thereon and credited to, accounts or deposits with a paying agent in Switzerland for the benefit of individuals resident in a EU member state or in a treaty state.

Benefit Plan Investor Considerations

A fiduciary of a pension, profit-sharing or other employee benefit plan subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including entities such as collective investment funds, partnerships and separate accounts whose underlying assets include the assets of such plan (collectively, “ERISA Plans”), should consider the fiduciary standards of ERISA in the context of the ERISA Plan’s particular circumstances before authorizing an investment in the debt securities and warrants. Among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan, and whether the investment would involve a prohibited transaction under ERISA or the U.S. Internal Revenue Code (the “Code”).

Section 406 of ERISA and Section 4975 of the Code prohibit ERISA Plans, as well as individual retirement accounts (“IRAs”), Keogh plans and any other plans that are subject to Section 4975 of the Code (together with ERISA Plans, “Plans”), from engaging in certain transactions involving “plan assets” with persons who are “parties in interest” under ERISA or “disqualified persons” under the Code with respect to the Plan. A violation of these prohibited transaction rules may result in excise tax or other liabilities under ERISA or the Code for those persons, unless exemptive relief is available under an applicable statutory, regulatory or administrative exemption. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) (“Non-ERISA Arrangements”) are not subject to the requirements of Section 406 of ERISA or Section 4975 of the Code but may be subject to similar provisions under applicable federal, state, local, non-U.S. or other laws (“Similar Laws”).

The acquisition of debt securities and warrants by a Plan with respect to which we, UBS Securities LLC, UBS Financial Services Inc., underwriters, dealers and agents or any of their or our affiliates (collectively, the “Transaction Parties”) may be parties in interest or disqualified persons may result in a prohibited transaction under ERISA or Section 4975 of the Code, unless the debt securities and warrants are acquired pursuant to an applicable exemption. The U.S. Department of Labor has issued five prohibited transaction class exemptions, or “PTCEs”, that may provide exemptive relief if required for direct or indirect prohibited transactions that may arise from the purchase or holding of debt securities and warrants. These exemptions are PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers), PTCE 90-1 (for certain transactions involving insurance company pooled separate accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 95-60 (for transactions involving certain insurance company general accounts), and PTCE 96-23 (for transactions managed by in-house asset managers). In addition, ERISA Section 408(b)(17) and Section 4975(d)(20) of the Code may provide an exemption for the purchase and sale of debt securities and warrants offered hereby, provided that neither the issuer of securities offered hereby nor any of its affiliates have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Plan involved in the transaction, and provided further that the Plan pays no more and receives no less than “adequate consideration” in connection with the transaction (the “service provider exemption”). There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Any purchaser or holder of debt securities and warrants or any interest therein will be deemed to have represented by its purchase and holding or conversion of debt securities and warrants offered hereby that it either (1) is not a Plan or a Non-ERISA Arrangement and is not purchasing the debt securities and warrants on behalf of or with the assets of any Plan or Non-ERISA Arrangement or (2) the purchase or holding of the debt securities and warrants will not result in a non-exempt prohibited transaction or a similar violation under any applicable Similar Laws.

Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is important that fiduciaries or other persons considering purchasing debt securities and warrants on behalf of or with the assets of any Plan or Non-ERISA Arrangement consult with their counsel regarding the availability of exemptive relief under any of the PTCEs listed above, the service provider exemption or the potential consequences of any purchase or holding under Similar Laws, as applicable. Purchasers of debt securities and warrants have exclusive responsibility for ensuring that their purchase and holding of debt securities and warrants do

Benefit Plan Investor Considerations

not violate the fiduciary or prohibited transaction rules of ERISA or the Code or any similar provisions of Similar Laws. The sale of any debt securities and warrants to a Plan or Non-ERISA Arrangement is in no respect a representation by us or any of our affiliates or representatives that such an investment meets all relevant legal requirements with respect to investments by any such Plans or Non-ERISA Arrangements generally or any particular Plan or Non-ERISA Arrangement or that such investment is appropriate for such Plans or Non-ERISA Arrangements generally or any particular Plan or Non-ERISA Arrangement.

Plan of Distribution

Plan of Distribution for the Initial Offer and Sale of Securities

We plan to issue the securities under a distribution agreement with UBS Securities LLC and UBS Financial Services Inc., as the agents. We have filed a copy of the form of distribution agreement with the SEC as an exhibit to our registration statement. See “Where You Can Find More Information” above for information on how to obtain a copy of it. Subject to certain conditions, the agents would agree to use their reasonable efforts to solicit purchases of the securities. We would have the right to accept offers to purchase securities and may reject any proposed purchase of the securities. The agents may also reject any offer to purchase securities. We would pay the agents a commission on any securities sold through the agents. In accordance with Rule 5110 of the Financial Industry Regulatory Authority, Inc. (“FINRA”), in no situation will underwriting compensation exceed 8% of the principal amount of the securities.

UBS Securities LLC and UBS Financial Services Inc. are affiliates of UBS. Rule 5121 of FINRA imposes certain requirements when a FINRA member such as UBS Securities LLC or UBS Financial Services Inc. distributes an affiliated company’s securities. UBS Securities LLC and UBS Financial Services Inc. have advised UBS that this offering will comply with the applicable requirements of Rule 5121.

We may also sell securities to the agents who will purchase the securities as principal for their own accounts. In that case, the agents will purchase the securities at a price equal to the issue price specified in the applicable prospectus supplement, less a discount. The discount will equal the applicable commission on an agency sale of securities with the same stated maturity.

The agents may resell any securities they purchase as principal to other brokers or dealers at a discount, which may include all or part of the discount the agents received from us. If all the securities are not sold at the initial offering price, the agents may change the offering price and the other selling terms.

We may also sell securities directly to investors. We will not pay commissions on securities we sell directly.

The agents, whether acting as agent or principal, may be deemed to be “underwriters” within the meaning of the Securities Act of 1933. We have agreed to indemnify the agents against certain liabilities, including liabilities under the Securities Act.

If the agents sell securities to dealers who resell to investors and the agents pay the dealers all or part of the discount or commission they receive from us, those dealers may also be deemed to be “underwriters” within the meaning of the Securities Act.

In connection with an offering, the agents may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by an agent of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.

The agents may also impose a penalty bid. This occurs when a particular agent repays to the agents a portion of the discount received by it because the agents have repurchased securities sold by or for the account of that agent in stabilizing or short-covering transactions.

These activities by the agents may stabilize, maintain or otherwise affect the market price of the securities. As a result, the price of the securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the agents at any time. These transactions may be effected on an exchange or automated quotation system, if the securities are listed on that exchange or admitted for trading on that automated quotation system, or in the over-the-counter market or otherwise.

The purchase price of the securities will be required to be paid in immediately available funds in New York City, unless otherwise indicated in your prospectus supplement.

Plan of Distribution

We may appoint agents other than or in addition to UBS Securities LLC and UBS Financial Services Inc. with respect to the securities. Any other agents will be named in the applicable prospectus supplements and those agents will enter into the distribution agreement referred to above. The other agents may be affiliates or customers of UBS and may engage in transactions with and perform services for UBS in the ordinary course of business. UBS Securities LLC and UBS Financial Services Inc. may resell securities to or through another of our affiliates, as selling agents.

The securities are a new issue of securities, and there will be no established trading market for any security before its original issue date. We may or may not list the securities on a securities exchange or quotation system. We have been advised by UBS Securities LLC and UBS Financial Services Inc. that they intend to make a market in the securities. However, neither UBS Securities LLC, UBS Financial Services Inc. nor any of our other affiliates nor any other agent named in your prospectus supplement that makes a market is obligated to do so and any of them may stop doing so at any time without notice. No assurance can be given as to the liquidity or trading market for the securities.

Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Your prospectus supplement may provide that the original issue date for your securities may be more than two scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the second business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than three scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.

The securities are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU, as amended (“MiFID II”); (ii) a customer within the meaning of Directive 2002/92/EC, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC, as amended. Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the securities or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the securities or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation.

Market-Making Resales by Affiliates

This prospectus may be used by UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS in connection with offers and sales of the securities in market-making transactions. In a market-making transaction, each of UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may resell a security it acquires from other holders, after the original offering and sale of the security. Resales of this kind may occur in the open market or may be privately negotiated at prevailing market prices at the time of resale or at related or negotiated prices. In these transactions, UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may act as principal or agent, including as agent for the counterparty in a transaction in which it acts as principal, or as agent for both counterparties in a transaction in which it does not act as principal. UBS, UBS Securities LLC, UBS Financial Services Inc. or any other affiliate of UBS may receive compensation in the form of discounts and commissions, including from both counterparties in some cases.

The securities to be sold in market-making transactions include securities to be issued after the date of this prospectus as well as securities previously issued.

UBS does not expect to receive any proceeds from market-making transactions other than those it undertakes on its own. UBS does not expect that UBS Securities LLC, UBS Financial Services Inc. or any other affiliate that engages in these transactions will pay any proceeds from its market-making resales to UBS.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Plan of Distribution

Unless UBS or an agent informs you in your confirmation of sale that your security is being purchased in its original offering and sale, you may assume that you are purchasing your security in a market-making transaction.

Matters Relating to Initial Offering and Market-Making Resales

In this prospectus, the term “this offering” means the initial offering of the securities made in connection with their original issuance. This term does not refer to any subsequent resales of securities in market-making transactions.

Conflicts of Interest

Each of UBS Securities LLC and UBS Financial Services Inc. is an affiliate of UBS and, as such, has a “conflict of interest” in any offering of the securities within the meaning of Rule 5121. Consequently, any offering of the securities will be conducted in compliance with the provisions of Rule 5121. Neither UBS Securities LLC nor UBS Financial Services Inc. will be permitted to sell securities in any offering to an account over which it exercises discretionary authority without the prior specific written approval of the account holder.

Validity of the Securities

In connection with particular offerings of the securities in the future, and if stated in the applicable prospectus supplement, the validity of those securities may be passed upon for UBS AG by Sullivan & Cromwell LLP as to matters of New York law and by Homburger AG as to matters of Swiss law, and for any underwriters or agents by Sullivan & Cromwell LLP or other counsel named in the applicable prospectus supplement.

Experts

Ernst & Young Ltd, independent registered public accounting firm, has audited UBS’s consolidated financial statements included in UBS’s Annual Report on Form 20-F for the year ended December 31, 2017, and the effectiveness of UBS’s internal control over financial reporting as of December 31, 2017, as set forth in their reports, which are incorporated by reference in the prospectuses and elsewhere in the registration statement. UBS’s financial statements are incorporated by reference in reliance on Ernst & Young Ltd’s reports, given on their authority as experts in accounting and auditing.

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INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 8.  Indemnification of Directors and Officers

UBS AG and UBS Switzerland AG

Under Swiss law, directors and senior officers acting in violation of their statutory duties—whether dealing with bona fide third parties or performing any other acts on behalf of the corporation—may become liable to the corporation, its shareholders and (in bankruptcy) its creditors for damages. The directors’ liability is joint and several but only to the extent the damage is attributable to each director based on willful or negligent violation of duty. If the board of directors lawfully delegated the power to carry out day-to-day management to a different corporate body, e.g., the executive board, the board of directors is not vicariously liable for the acts of the members of the executive board. Instead, the directors can be held liable for their failure to properly select, instruct or supervise the executive board members. If directors and officers enter into a transaction on behalf of the corporation with bona fide third parties in violation of their statutory duties, the transaction is nevertheless valid as long as it is not excluded by the corporation’s business purpose.

Under Swiss law, a corporation may indemnify a director or officer of the corporation against losses and expenses (unless arising from his gross negligence or willful misconduct), including attorney’s fees, judgments, fines and settlement amounts actually and reasonably incurred in a civil or criminal action, suit or proceeding by reason of having been the representative of or serving at the request of the corporation.

Because UBS AG and UBS Switzerland AG are Swiss companies headquartered in Switzerland, many of the directors and officers of UBS AG and UBS Switzerland AG are residents of Switzerland and not the U.S. As a result, U.S. investors may find it difficult in a lawsuit based on the civil liability provisions of the U.S. federal securities laws to:

•	effect service within the U.S. upon UBS AG or UBS Switzerland AG and the directors and officers of UBS AG or UBS Switzerland AG located outside the U.S.,

•	enforce in U.S. courts or outside the U.S. judgments obtained against those persons in U.S. courts,

•	enforce in U.S. courts judgments obtained against those persons in courts in jurisdictions outside the U.S., and

•	enforce against those persons in Switzerland, whether in original actions or in actions for the enforcement of judgments of U.S. courts, civil liabilities based solely upon the U.S. federal securities laws.

Neither the UBS AG or UBS Switzerland AG articles of association nor Swiss statutory law contain provisions requiring indemnification of directors and officers.

According to general principles of Swiss employment law, an employer may, under certain circumstances, be required to indemnify an employee against losses and expenses incurred by him in the execution of his duties under the employment agreement, unless the losses and expenses arise from the employee’s gross negligence or willful misconduct.

It is UBS AG’s and UBS Switzerland AG’s policy to indemnify their current or former directors and/or employees against certain losses and expenses in respect of service as a director or employee of UBS AG or UBS Switzerland AG, as the case may be, one of its affiliates or another entity, which UBS has approved, subject to specific conditions or exclusions. UBS AG maintains directors’ and officers’ insurance for its directors and officers.

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Item 9.  Exhibits and Financial Statement Schedules

Exhibit Number	Description
1.1	Form of Amended and Restated Distribution Agreement for debt securities and warrants among UBS AG, UBS Securities LLC and UBS Financial Services Inc. (incorporated by reference to Exhibit 1.1 of UBS AG’s registration statement no. 333-204908)

4.1	Debt Indenture, dated as of November 21, 2000, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-132747)

4.2	First Supplemental Indenture, dated as of February 28, 2006, between U.S. Bank Trust National Association, as debt trustee, and UBS AG (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-132747)

4.3	Fifth Supplemental Indenture, dated as of June 12, 2015, between U.S. Bank Trust National Association, as debt trustee, UBS AG, and UBS Switzerland AG (incorporated by reference to Exhibit 4.3 of UBS’s registration statement no. 333-204908)

4.4	Form of Warrant Agreement for debt warrants, including form of debt warrant (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-132747)

4.5	Form of Warrant Agreement for universal warrants, including form of universal warrant (incorporated by reference to Exhibit 4.4 of UBS AG’s registration statement no. 333-132747)

4.6	Warrant Indenture, dated as of July 22, 2004, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of put warrant and form of call warrant (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-132747)

4.7	First Supplemental Indenture, dated as of June 12, 2015, between U.S. Bank Trust National Association, as warrant trustee, UBS AG, and UBS Switzerland AG (incorporated by reference to Exhibit 4.7 of UBS’s registration statement no. 333-204908)

4.8	Debt Indenture, dated as of June 12, 2015, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.22 of UBS’s registration statement no. 333-204908)

4.9	Warrant Indenture, dated as of June 12, 2015, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of warrant securities (incorporated by reference to Exhibit 4.23 of UBS’s registration statement no. 333-204908)

5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the debt securities and the warrants (New York law)

5.2	Opinion of Homburger AG as to the validity of the debt securities and the warrants and certain other matters (Swiss law)

8.1	Opinion of Sullivan & Cromwell LLP as to United States federal tax matters

8.2	Opinion of Homburger AG as to Swiss tax matters

12.1	Statement regarding ratio of earnings to fixed charges (incorporated by reference to UBS AG’s report of foreign issuer on Form 6-K filed on April 27, 2018)

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Homburger AG (included in Exhibit 5.2)

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)

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Exhibit Number	Description

23.4	Consent of Homburger AG (included in Exhibit 8.2)

23.5	Consent of Ernst & Young Ltd

24.1	Power of Attorney for UBS AG

24.2	Power of Attorney for UBS Switzerland AG

25.1	Statement of Eligibility of Debt Trustee for UBS AG and UBS Switzerland AG

25.2	Statement of Eligibility of Warrant Trustee for UBS AG and UBS Switzerland AG

25.3	Statement of Eligibility of Debt Trustee for UBS AG (June 12, 2015 Indenture)

25.4	Statement of Eligibility of Warrant Trustee for UBS AG (June 12, 2015 Indenture)

Item 10.  Undertakings

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrants pursuant to the following provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the registrants is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

UBS AG and UBS Switzerland AG hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by UBS AG pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

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(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of Regulation S-X if such financial statements and information are contained in periodic reports filed with or furnished to the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by a registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of the registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned registrant undertakes that in a primary offering of securities of such undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by such undersigned registrant;

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(iii) The portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

(7) That, for purposes of determining any liability under the Securities Act of 1933, each filing of UBS AG’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Index to Exhibits

Exhibit Number	Description
1.1	Form of Amended and Restated Distribution Agreement for debt securities and warrants among UBS AG, UBS Securities LLC and UBS Financial Services Inc. (incorporated by reference to Exhibit 1.1 of UBS AG’s registration statement no. 333-204908)
4.1	Debt Indenture, dated as of November 21, 2000, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.1 of UBS AG’s registration statement no. 333-132747)
4.2	First Supplemental Indenture, dated as of February 28, 2006, between U.S. Bank Trust National Association, as debt trustee, and UBS AG (incorporated by reference to Exhibit 4.2 of UBS AG’s registration statement no. 333-132747)
4.3	Fifth Supplemental Indenture, dated as of June 12, 2015, between U.S. Bank Trust National Association, as debt trustee, UBS AG, and UBS Switzerland AG (incorporated by reference to Exhibit 4.3 of UBS’s registration statement no. 333-204908)
4.4	Form of Warrant Agreement for debt warrants, including form of debt warrant (incorporated by reference to Exhibit 4.3 of UBS AG’s registration statement no. 333-132747)
4.5	Form of Warrant Agreement for universal warrants, including form of universal warrant (incorporated by reference to Exhibit 4.4 of UBS AG’s registration statement no. 333-132747)
4.6	Warrant Indenture, dated as of July 22, 2004, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of put warrant and form of call warrant (incorporated by reference to Exhibit 4.5 of UBS AG’s registration statement no. 333-132747)
4.7	First Supplemental Indenture, dated as of June 12, 2015, between U.S. Bank Trust National Association, as warrant trustee, UBS AG, and UBS Switzerland AG (incorporated by reference to Exhibit 4.7 of UBS’s registration statement no. 333-204908)
4.8	Debt Indenture, dated as of June 12, 2015, between UBS AG and U.S. Bank Trust National Association, as debt trustee, including form of senior debt securities (incorporated by reference to Exhibit 4.22 of UBS’s registration statement no. 333-204908)
4.9	Warrant Indenture, dated as of June 12, 2015, between UBS AG and U.S. Bank Trust National Association, as warrant trustee, including form of warrant securities (incorporated by reference to Exhibit 4.23 of UBS’s registration statement no. 333-204908)
5.1	Opinion of Sullivan & Cromwell LLP as to the validity of the debt securities and the warrants (New York law)
5.2	Opinion of Homburger AG as to the validity of the debt securities and the warrants and certain other matters (Swiss law)
8.1	Opinion of Sullivan & Cromwell LLP as to United States federal tax matters
8.2	Opinion of Homburger AG as to Swiss tax matters
12.1	Statement regarding ratio of earnings to fixed charges (incorporated by reference to UBS AG’s report of foreign issuer on Form 6-K filed on April 27, 2018)
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)
23.2	Consent of Homburger AG (included in Exhibit 5.2)
23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)
23.4	Consent of Homburger AG (included in Exhibit 8.2)
23.5	Consent of Ernst & Young Ltd
24.1	Power of Attorney for UBS AG
24.2	Power of Attorney for UBS Switzerland AG
25.1	Statement of Eligibility of Debt Trustee for UBS AG and UBS Switzerland AG
25.2	Statement of Eligibility of Warrant Trustee for UBS AG and UBS Switzerland AG
25.3	Statement of Eligibility of Debt Trustee for UBS AG (June 12, 2015 Indenture)
25.4	Statement of Eligibility of Warrant Trustee for UBS AG (June 12, 2015 Indenture)

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Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on June 11, 2018.

UBS AG

By:	/s/ David Kelly
	Name:	David Kelly
	Title:	Managing Director

By:	/s/ Todd Tuckner
	Name:	Todd Tuckner
	Title:	Group Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 11, 2018.

Name	Title

* Sergio P. Ermotti	Group Chief Executive Officer (principal executive officer)

* Kirt Gardner	Group Chief Financial Officer (principal financial officer)

* Todd Tuckner	Group Controller and Chief Accounting Officer (principal accounting officer)

* Axel A. Weber	Chairman and Member of the Board of Directors

* Michel Demaré	Independent Vice Chairman and Member of the Board of Directors

* Jeremy Anderson	Member of the Board of Directors

* Reto Francioni	Member of the Board of Directors

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Name	Title

* Ann F. Godbehere	Member of the Board of Directors

* Fred Hu	Member of the Board of Directors

* Julie G. Richardson	Member of the Board of Directors

* Isabelle Romy	Member of the Board of Directors

* Robert W. Scully	Member of the Board of Directors

* David Sidwell	Member of the Board of Directors

* Beatrice Weder di Mauro	Member of the Board of Directors

* Dieter Wemmer	Member of the Board of Directors

*By:	/s/ David Kelly
David Kelly, as attorney-in-fact

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this registration statement to be signed on its behalf by the undersigned, solely in his capacity as the duly authorized representative of UBS AG in the United States, in the City of New York, State of New York, on June 11, 2018.

By:	/s/ David Kelly
	Name:	David Kelly

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Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS Switzerland AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on June 11, 2018.

UBS SWITZERLAND AG

By:	/s/ John T. Connors
	Name:	John T. Connors
	Title:	Executive Director

By:	/s/ David Kelly
	Name:	David Kelly
	Title:	Managing Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on June 11, 2018.

Name	Title

* Axel P. Lehmann	President of the Executive Board (principal executive officer)

* Thomas Schulz	Chief Financial Officer (principal financial officer and principal accounting officer)

* Lukas Gähwiler	Chairman and Member of Board of Directors

* Gabriela Huber	Vice Chairwoman and Member of the Board of Directors

* Hubert Achermann	Member of the Board of Directors

* Christian Bluhm	Member of the Board of Directors

* J. Daniel Crittin	Member of the Board of Directors

* Sergio P. Ermotti	Member of the Board of Directors

*By:	/s/ David Kelly
David Kelly, as attorney-in-fact

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Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this registration statement to be signed on its behalf by the undersigned, solely in his capacity as the duly authorized representative of UBS Switzerland AG in the United States, in the City of New York, State of New York, on June 11, 2018.

By:	/s/ David Kelly
	Name:	David Kelly